Dear Investor:

It has been more than two years now since the March 2000 initial bursting of the stock market bubble. But the fallout continues.

The current form of this fallout is the uncovering of the many ways companies had misled their regulators, investors and employees as to their operating results and financial status. Much of this reflected company managements' desires to extend their pre-recession operating trends, something that eventually proved to be impossible in the face of the waning economy and flagging stock prices. Enron was the most visible and (hopefully) most egregious example, but the list of offending companies is long and still growing. And, in the first six months of the Ultra Series Fund's current fiscal year, it affected most investors to some extent.

The Ultra Series Fund most negatively affected was Capital Appreciation, our more aggressive core stock fund. This is a fund that had previously enjoyed extremely consistent and significant out-performance versus its representative market and peers. Although neither it nor any of the other Ultra Series Funds had any exposure to Enron, making this fund family (and its investors) uniquely fortunate, it was exposed to many other companies which suffered to varying degrees from accounting-related concerns. Stocks in the healthcare, biotech, technology, utility, cable and other areas suffered sudden declines of 30%, 50%, or more in the month of January alone as the Enron debacle unfolded. Investors rushed to exit the stocks of any company whose management came forward with admissions of aggressive accounting practices. In most such cases, we and most other investors were well aware of the companies' inclinations for limited disclosure or window-dressing, and we discounted their reported results accordingly. We were not anticipating, however, the additional disclosures - in some cases including fraud - that the threat of increased scrutiny elicited from many of them, nor did we expect the sell-at-any-price reaction of many of our fellow investors in this environment.

The result for the Capital Appreciation Stock Fund was a negative return of -23.70% for the six months ended June 30, 2002. Besides being a significant absolute decline, it is very uncharacteristic of this fund's history in a period when market and peer fund returns were generally much less negative. The fund's long-term record of out-performance is still well intact, however, with an annualized return for the last five years, for instance, of +4.65%, solidly in excess of its market, the S&P 1500 SuperComposite Index (+4.16%), and its Morningstar Large Cap Blend peer average (+2.63%) returns.

As you will see in the Management's Discussion for each fund later in this report, the other core stock funds, Growth and Income Stock (-10.52%) and Mid-Cap Stock (-3.23%), performed more in line with their representative markets and peers during this six-month period. This was also the case with the Balanced (-7.11%), Multi-Cap Growth Stock (-20.98%) and Global Securities (-7.23%) Funds. The best returns during this turbulent period, on both an absolute basis and relative to representative markets and peers, were provided by the Bond Fund (+3.43%), the High Income Fund (-0.83%) and the International Stock Fund (+3.63%). These returns were good reminders of the valuable diversifying effects these three funds can provide, and the important role they can play in long-term investment portfolios.

Looking ahead, we are concerned about both of the two primary influences on investment values. First is the fundamental earnings performance of the issuers of securities. Although economic measures continue to show improvement, challenges for our economy remain. Also, more company earnings reports have included some favorable surprises recently, but we are concerned about the impact in the next few months of tightened accounting practices.

The second factor in the basic securities valuation formula is the perspective of those individuals who effectively set securities prices by their actions - investors. The adjustment from the inflated expectations of a couple of years ago, to reasonable expectations going forward, may well include an extended period of unreasonably harsh expectations in the interim. This transition may be accelerated by the current deterioration of confidence in much of corporate America, and may be further punctuated by the continuing geopolitical challenges we will face in the months ahead. In addition, foreign investors in our markets may have to face the continuing negative impact on their returns of the recently declining U.S. dollar.

Our funds management teams, however, are working diligently to position each fund for success in the years ahead, knowing that the long-term investment game is never won by spectators. Although we expect the recently very difficult markets to continue at least awhile, we remain confident of the ability of the U.S. and world economies to support favorable returns from carefully managed portfolios of reasonably valued securities in the years ahead. We appreciate your confidence in the Ultra Series Funds, and remain committed to your long-term investment success.

Sincerely,

/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

             Management's Discussion of First Half 2002 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk through investment in a diversified portfolio of fixed income securities.

Management's Discussion: The federal funds rate remained at 1.75%, a forty-year low, throughout the six-month period ended June 30, 2002. U.S. economic conditions improved rapidly in the first quarter of 2002. This improvement continued in the second quarter, although at a much slower pace. The Fed has suggested that its monetary policy will remain accommodative until the current economic expansion is well established.

As murky economic data in January and February caused renewed uncertainty about the pace of economic recovery, stocks moved sideways and bonds rose. March and April brought much stronger economic data. Investors began to wonder if the Fed would begin raising short-term interest rates as soon as its June meeting, and bid bond prices down. Rising energy prices and renewed economic growth also spurred inflation fears among bond investors, resulting in cautious trading. As spring turned towards summer, volatility increased sharply along with concerns about corporate governance and credit quality, and high-quality bonds rallied strongly in May and June as investors rotated out of the steadily declining stock market.

The Lehman Brothers Intermediate Government/Credit Bond Index rose +3.33% in the six months ending June 30, 2002. The Bond Fund slightly out-performed this representative market, returning +3.43% during the same period, which significantly exceeded the return on similar funds as represented by the Lipper Intermediate Investment Grade Bond Fund Index's +2.50% return. The fund benefited from an overweight of "spread product," particularly high-quality corporate bonds and mortgage-backed securities. Careful issuer selection helped as well, as the fund management team focused investments in the higher-quality names in problematic sectors; Verizon and Bell South in telecom, and Cox and Comcast in cable, for instance.

The Bond Fund continues to hold a diversified, high-quality bond portfolio that is designed to weather varying economic conditions. Attractively-valued positions in Ford, CIT, MBNA, and Countrywide Credit have recently been added, and the portfolio is gradually being adjusted to take advantage of potential opportunities at both ends of the yield curve. Issuer selection remains a focus, as management carefully screens issuing companies for credit-worthiness, accounting conservatism, and business practices. Management believes that a "defensive" strategy is appropriate in the present transitional economy, and is not aggressively pursuing the higher-yielding issues. The fund's significant holdings in "spread product," especially corporate bonds, are expected to benefit from improvement in the U.S. economy, while the fund's U.S. Treasury and Agency holdings provide a buffer if economic growth should disappoint.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                                High Income Fund

Investment Objective: Seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.

Management's Discussion: For the six months ended June 30, 2002, the portfolio provided a total return of -0.83%. These returns compare very favorably to returns of -4.84% and -5.21% for the representative market, the Lehman Brothers High Yield Bond Index, and peers represented by the Lipper High Yield Bond Fund Index, respectively. Throughout the period, short-term interest rates remained at 40-year lows after the Federal Reserve Board's series of interest rate cuts designed to stimulate the fragile economy and support financial markets. With interest rates so low, bond yields initially declined, moving their prices higher. High-yield bond investors, in particular, were whip-sawed by economic uncertainty that ranged from quite optimistic to mostly pessimistic during the period. Although the last six months have been challenging for high-yield markets, the fund managed to provide relatively attractive returns.

Early in the year, the high-yield market was still contending with an extraordinary confluence of events. They included an increase in defaults, a recession, rapid changes in mutual fund flows, volatility in new issuance, and weakness in telecommunications fundamentals. Two of the largest sectors of the high-yield market - wireless and wireline telecommunications - experienced extremely difficult business environments. The wireline telecommunications sector in particular was confronted with weak fundamentals, lack of funding, over-capacity and a risk-averse market environment continuing from 2001. Generally improving economic conditions early in 2002 led to a sense of optimism that was quickly torpedoed by news of corporate scandals. Telecommunications giant WorldCom confessed to accounting irregularities that would ultimately lead to its bankruptcy. Other confessions soon followed from other companies, leading to a significant sell-off in high-yield bonds.

Early in this difficult period, the portfolio was upgraded with additional exposure to "BB"-rated bonds across a broad range of sectors in pursuit of the relatively reliable cash flow of these highest rated of the high-yield companies. In general, higher-quality bonds across most sectors of the market performed better than their lower-quality counterparts.

The fund also focused on gaming and media sectors that showed improving cash flows and profitability outlooks. Other areas of focus included basic materials and broadcasting companies that should benefit from a rebound in economic activity. Despite signs that the economy seemed to be picking up steam early in the period, defensive holdings in energy and container manufacturers continued to perform well as investors remained concerned about corporate earnings.

In the near term, uncertainty will most likely continue in the high-yield market. While the Federal Reserve Board and the U.S. Government have done an excellent job containing the economic downturn, corporate earnings are expected to remain weak for at least the next quarter. And, the spectacle of corporate scandals is certain to attract attention at least until after the November elections. Despite this uncertainty, however, attractive high-yield opportunities are still available. Spreads - the difference in available yields between high-yield investments and comparable U.S. Treasuries - remained wide on an historical basis. In addition, barring any unforeseen financial or political crises, and with the economy at a potential low point, the stage may be set for better times ahead for the high-yield market.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor Massachusetts Financial Services - Subadvisor

             Management's Discussion of First Half 2002 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation by investing in the same types of equity securities in which the Growth and Income Stock and Capital Appreciation Stock Funds invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

As this year began, stocks had already risen sharply off their September 21 lows. Despite a generally positive economic backdrop, stocks fell in the ensuing six months. Concerns about accounting, disclosure, and the quality of corporate earnings contributed to investor pessimism and falling stock prices in January and much of February. March brought strong economic news and rising stock prices, but the rally lost momentum after cautious comments from the Federal Reserve Board reduced investors' hopes that a quick, forceful recovery was on its way. The spreading crisis in investor confidence in corporate ethics and financial reporting led to sharp declines in May and June. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors. Meanwhile, bonds rose most at intermediate durations as investors rotated money away from stocks and into safer assets. Money-market instruments yielded historically low returns as the Federal Reserve held short-term interest rates down in order to stimulate the economy.

During the six months ended June 30, 2002, the Balanced Fund returned -7.11%, under-performing a representative Synthetic Index [composed of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government/Credit Bond Index (40%), and the 90-day U.S. Treasury Bill Yield (15%)], which returned -4.61%. Performance was hurt by stock selection in the information technology and health care sectors, as holdings such as IBM, Applied Biosystems, and Bristol-Myers Squibb significantly under-performed. The fund's return was helped by stock selection in the consumer discretionary, financial and industrial sectors, as holdings such as Tiffany & Co., Allstate, and Textron were strong performers.

The Balanced Fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio to provide attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. Since its inception, the fund has done exactly that, returning +9.90% compounded annually over these more than 17 years.

MEMBERS Capital Advisors' Stock and Bond Portfolio Management Teams - Advisor

             Management's Discussion of First Half 2002 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration, by investing primarily in common stocks of larger companies with established financial and market strengths and long-term records of financial performance.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

For the most part, large-cap stocks had already discounted a moderate-to-strong economic recovery as the year began, having soared off their September 21 lows. Despite a generally positive economic backdrop, the S&P 500 Index returned -13.16% to June 30, 2002. Concerns about accounting, financial reporting, and the quality of corporate earnings contributed to investor pessimism and falling stock prices. Unrest in the Middle East and concerns about terrorism also made equity investors cautious. March brought strong economic news and a rally in large-cap stocks, but the rally lost momentum after cautious comments by the Fed reduced investors' hopes that a quick, forceful recovery was on its way. Value stocks out-performed growth stocks during the period as easily comprehensible businesses, conservative accounting practices, and consistent operating results grew more attractive to investors. Investors' confidence in corporate ethics and financial reporting deteriorated in May and June, leading to a sharp decline in stock prices across the board.

In this difficult environment, the Growth and Income Stock Fund returned -10.52% in the six months ending June 30, 2002, solidly outpacing the -13.16% decline suffered by its representative market, the S&P 500 Index. The fund's conservative investment strategy helped it in the broadly declining market. The fund's stake in the industrials sector performed relatively well; stock selection added value as defense-oriented conglomerates United Technologies, Textron, and Honeywell all rose as it became clear that defense budgets would grow larger in coming years. A slight overweight in financial stocks versus the S&P 500 Index and consistently good stock selection in the sector also helped relative returns. Stock selection in the technology and health care sectors hurt relative performance, as holdings IBM and Bristol-Myers Squibb in particular under-performed.

The Growth and Income Stock Fund's diversified holdings and attention to valuation helped it perform well on a relative basis during the reporting period, and should serve the fund well in the future. A resurgence in corporate capital spending as 2002 progresses would favor the fund's information technology, telecommunications, and materials holdings, while the fund's more conservative positions should help the fund if this resurgence is slow to develop.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                         Capital Appreciation Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of companies of various sizes.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

As 2002 began, stocks had already rallied strongly off their September 21 lows. Gains in the following months were limited, despite the generally positive economic outlook. Concerns about the quality of corporate earnings and financial reporting punished stocks in January as accounting scandals from the likes of Enron, Global Crossing, and Qwest dominated the news. Stocks rose again on increasingly favorable economic reports in late February and early March, but declined sharply in May and June as WorldCom's announcement that it had committed the largest accounting fraud in U.S. history amplified the crisis in investor confidence in corporate ethics and financial reporting. Small stocks out-performed large stocks, and value out-performed growth. Smaller, slower-growing firms became attractive because of their lower exposure to the corporate capital spending cycle, comprehensible business models, and more conservative accounting and reporting practices. Investors appeared less willing to wait for industries like biotechnology and telecommunications to realize their potential.

In this risk-sensitive environment, the Capital Appreciation Stock Fund significantly under-performed its benchmarks. The fund returned -23.70% in the six months ending June 30, 2002, while the representative S&P 1500 SuperComposite Index returned -12.01% and peer funds as represented by the Lipper Multi-Cap Core Fund Index returned -12.55%. The fund's under-performance resulted in part from its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems reported disappointing earnings. Stock selection in the telecommunications and utilities sectors also hurt relative performance, as did the emergence of accounting issues with several stocks in the portfolio. Performance was helped by good stock selection and a slight overweight in the energy sector, which rebounded as energy prices rose in the first quarter of 2002. Drilling equipment and services providers Weatherford International and Grant Prideco both rose sharply as investors anticipated an increase in exploration and drilling.

Periods of short-term, sometimes negative volatility are to be expected in the course of pursuing superior long-term investment returns. Even after six months of very uncharacteristic under-performance, the Capital Appreciation Stock Fund's long-term record remains solid. At the end of the reporting period, the fund had out-performed the S&P 1500 SuperComposite Index over the trailing five years, returning an annualized +4.65% to the Index's +4.16%. With its diversified mix of reasonably priced growth stocks, the fund should be well positioned to benefit from improving economic conditions and the long-term growth of our nation's economy.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

             Management's Discussion of First Half 2002 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

Small and mid-sized value stocks didn't receive much attention from investors in the late 1990s when enthusiasm for technology shares prevailed. By mid-2000, the valuations of mid-cap and small-cap value stocks looked attractive in the wake of the collapsing tech-stock bubble, resulting in a good deal of investor interest. As signs of a recovery in the beleaguered manufacturing sector began to emerge in early 2002, this interest intensified. Industrials and basic materials shares are more heavily represented in the mid- and small-cap value indexes, and these indexes out-performed both large-cap growth and value indexes during the reporting period. Investors also may have been influenced by the past tendency of smaller stocks to lead the U.S. stock market as economic contraction turned to expansion, as happened in the late 1970s, early 1980s, and to a lesser extent in the early 1990s. Much of the promising gains early in the year, however, were erased as stocks across the board fell in May and June primarily due to the crisis in investor confidence in corporate ethics and financial reporting.

For the six months ended June 30, 2002, the Mid-Cap Stock Fund returned -3.23%, in line with the -3.21% return of its representative market, the S&P MidCap 400 Index. Performance was hurt by difficulties experienced by several of the fund's holdings in the cable television and business equipment industries. Performance was helped by good stock selection in the industrials and information technology sectors, as holdings such as Airborne Inc., Avery Dennison, Tractor Supply Co., and Varian Semiconductor posted superior returns. Good performance from holdings in the insurance industry, including AMBAC Financial Group and Principal Financial, also helped.

The Mid-Cap Stock Fund's portfolio remains well diversified with holdings in many companies in many industries across the spectrum of mid-cap and small-cap stocks. Valuations for many smaller stocks still look reasonable, and the portfolio should respond well if the economic environment continues to improve. Investors' ongoing shift in equity assets from larger to smaller stocks, should it continue, may also help the fund's performance. The fund's value-based discipline has served it well through difficult times for the U.S. economy and equity markets, and has also demonstrated the benefits of owning smaller as well as larger stocks in one's portfolio. In the trailing three years, the Mid-Cap Stock Fund has returned an annualized +13.10%, significantly out-pacing both its representative market, the S&P MidCap 400 Index, which returned +6.66%, and larger U.S. stocks, as represented by the S&P 500 Index, which returned -9.18% for these particular three years.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management, LLP - Subadvisor

             Management's Discussion of First Half 2002 Performance
                           Multi-Cap Growth Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in growth companies of various sizes.

Management's Discussion: Conditions in the U.S. economy improved throughout most of the six months ended June 30, 2002. After a long period of slowing growth, the economy had briefly contracted and reached a trough in the wake of the economic dislocations caused by the 9/11 terrorist attacks. While real Gross Domestic Product (GDP) only declined for one quarter and many parts of the economy continued to prosper, the recession was harsher for corporations in general, and was particularly severe for those that did much of their business with other corporations. Corporate capital spending had risen throughout much of the 1990s, but entered a down-cycle sometime in mid-2000. Subsequent cuts in short-term interest rates by the Federal Reserve, sustained consumer spending, and an increase in government spending helped to support the economy and laid the foundations for the resumption of economic growth. GDP growth did resume in October, accelerated in the first months of 2002, but slowed as spring turned into summer.

Even though there have been few signs of a pick-up in capital spending, companies' needs to restock depleted inventories led to renewed expansion in both the manufacturing and service sectors during the first half of 2002. A booming housing market, fueled by low interest rates and demographic trends, remained the most powerful source of economic growth in the U.S. Inflation is modest, energy prices are moderate, and job growth resumed in May and June after several months of stagnation.

Growth stocks lost ground to cyclical and defensive issues during the first four months of 2002 as operating conditions in the technology and telecommunications sectors improved less quickly than had been hoped, and declined sharply along with the rest of the stock market in May and June. Amid the "crisis of confidence" that emerged in these months, investors seemed less willing to commit to more speculative, high-potential companies, preferring more-established concerns even in high-growth sectors of the economy. Concerns about the capital spending plans of telecommunications companies and large corporations continue to foster near-term pessimism in most technology areas. Post-Enron accounting and financial reporting scrutiny also tended to focus on growth companies, which had come under severe pressure to meet earnings expectations during the growth-stock boom of the late 1990s. "Networking" sectors such as telecom and cable were hit particularly hard after accounting scandals emerged at WorldCom and Adelphia.

The Russell 3000 Growth Index returned -20.78% for the six months ending June 30, 2002. The Multi-Cap Growth Stock Fund performed in line with this index, returning -20.98%. Relative performance was helped by good stock selection in the leisure/entertainment sector, as management found attractive values in media giant Viacom and Starwood Resort & Hotels, which gained as the outlook for the advertising and travel industries improved. The portfolio also benefited from an overweight and positive stock selection in business services, with First Data and Sungard Data Systems performing well. Relative performance suffered from an underweight in the out-performing consumer staples sector, as well as from subpar stock selection in the biotechnology and technology sectors. QUALCOMM, in particular, lost ground after Chinese wireless carrier China Unicom, one of QUALCOMM's major customers, announced that it would reduce capital spending by 30% in 2002.

On May 1, 2002, the fund, previously called the Emerging Growth Fund, was renamed the Multi-Cap Growth Stock Fund in order to reflect a change in its subadvisor. A team from Wellington Management, LLP now subadvises the fund. The fund's investment objective has not changed; it retains its focus on stocks of growth companies with significant potential for capital appreciation. The new team does bring an enhanced focus on valuations and proprietary research to the fund's mission of pursuing attractive growth stocks. Conditions have not favored these stocks in recent years as the economy slowed and corporations became less willing and able to make large outlays for sophisticated, efficiency boosting equipment. In the past, investment in high-tech products has tended to be cyclical, suggesting that the environment for many growth stocks will eventually improve. Low inflation, an accommodative Federal Reserve, and steady consumer spending are all forces that may help speed this improvement. The fund is well-positioned in a number of attractive industries, including storage software, semiconductors, and health care, and is poised to benefit as the capital spending outlook brightens.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management, LLP - Subadvisor

             Management's Discussion of First Half 2002 Performance
                            International Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing primarily in foreign companies including those in emerging markets worldwide.

Management's Discussion: During the six-month period ended June 30, 2002, international equity markets showed high volatility in the wake of post-September 11 declines. Unstable situations in the Middle East and Afghanistan, along with mixed economic news, contributed to volatility in most financial markets. On the economic front, data pointed to an upturn in U.S. economic activity, but uncertainty about whether the pickup is sustainable was evident by period end. European equity markets have been taking their lead from the U.S., including participation in the sell-off that occurred during much of June. We continue to look for signs in all markets that the economic recovery is genuine and that it will have a positive effect on companies' prospects. On balance, the global economic climate brightened during the period, supported by robust consumer confidence and spending (particularly in the U.S.), which mitigated the effects of falling corporate investment. Attention will focus on consumers and investors to see how well they weather end-of-period market declines.

In financial markets, the technology, media, and telecommunications sectors continued to be weak performers, while energy and commodity producers showed strength. The fallout from the Enron-like accounting scandals continues to impact global markets adversely. International small caps performed well during the period, outperforming international large-cap stocks. In both capitalization tiers, companies that outperformed were those most leveraged to a potential economic recovery. While these companies may show good performance in the short term, it is questionable whether fundamentals at the close of the period supported their valuation at the end. Emerging markets equities posted strong performance during most of the period, but succumbed to profit taking at its close.

The fund showed solid performance for the period, posting a return of 3.63%, well ahead of the MSCI EAFE Index return of -1.38%. Out-performance came from strong stock selection particularly within the industrial and technology sectors. The portfolio also benefited from its underweight position in the technology sector, which showed very poor performance during the second quarter. The out-performance was tempered by negative stock selection within the financial sector as well as the underweight position in basic materials. Stock selection was particularly strong in France and the Netherlands, while the overweight position in the Netherlands and the underweight position in Japan hurt returns.

A sharp decline in the U.S. dollar was notable during the period after an extended period of strength relative to other currencies. Throughout the 1990s, the rising U.S. dollar depressed returns from international stock portfolios for U.S. investors. The recent decline may represent a turning point for the U.S. dollar. Historically, when a currency established a clear trend, it tended to persist. Consequently, with equity valuations at a significant discount to those in the U.S., a supportive monetary policy in place, and currency movements now enhancing returns, we believe the outlook for international investing appears bright.

We believe the benefits of global diversification were especially clear during the period. The trade-off of valuation versus financial productivity currently appears to favor non-U.S. markets, especially those in Europe. The valuation of European companies compared to their U.S. counterparts is low relative to historic norms, making European equities appear extremely attractive. Moreover, many European companies have fared better in managing profitability during the global downturn than have most U.S. companies. Consequently, we believe the fund is positioned to perform well over the longer term as it continues to focus on individual company fundamentals rather than ever-shifting views of the general economic outlook.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Lazard Asset Management - Subadvisor

             Management's Discussion of First Half 2002 Performance
                             Global Securities Fund

Investment Objective: Seeks long-term capital appreciation by investing in foreign and U.S. companies believed to offer a high potential for earnings growth.

Management's Discussion: The global economy appears to be recovering slowly from its 2001 slowdown. A recovery in U.S. corporate capital spending, it is hoped, will provide a "rising tide that lifts all boats." Expanding activity in the U.S. manufacturing sector is a positive sign, as is accommodative monetary policy and low inflation worldwide. Japan's exporters are benefiting from an increase in economic activity, but European exporters are lagging behind. Consumer and business confidence in Japan have improved greatly since their mid-winter trough. The world's fastest-growing economies are in Australia, Canada, and China, while the biggest trouble spot remains in South America, where Argentina's economy is having serious difficulties and Paraguay, Peru, and Brazil are facing significant challenges.

In the six months ended June 30, 2002, Japanese stocks rose sharply in local-currency terms, while European stocks first languished and then declined. U.S. stocks performed relatively well early in the period, but fell sharply in May and June as ongoing accounting scandals brought on a crisis of investor confidence. Emerging-markets stocks gave back some of their first-quarter gains, but out-performed U.S. and European markets. Returns for U.S. investors in international stocks were boosted by a significant drop in the U.S. dollar during the period.

The Global Securities Fund returned -7.23% in the six months ended June 30, 2002, out-performing its representative market, the MSCI World Index, which returned -8.60%. Large positions in defense contractor Raytheon and Fannie Mae helped the fund in an investing climate that did not favor speculative, high-potential stocks. Positions were initiated in the Royal Bank of Scotland and BP, and maintained in Electronic Arts and Nintendo, which are expected to benefit from growth in the global gaming/entertainment industry. A decline in the share price of Cadence Design Systems, the fund's largest holding, hurt relative performance during the period.

The fund continues to be more conservatively positioned than it generally has been, but high-potential holdings such as QUALCOMM are still being used. Management is finding attractively valued growth stocks in the current pessimistic investment climate. The fund's position in French pharmaceutical company Sanofi-Synthelabo has been augmented; its promising drug pipeline may make the company an acquisition target in the near future. The fund also holds a globally diversified group of financial companies that should benefit from improving economic conditions worldwide. With a portfolio that provides exposure to a rich mix of countries and industries, the fund is well positioned should global economic conditions continue to improve.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Oppenheimer Funds, Inc. - Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net        Coupon           Maturity            Par             Value
                                                         Assets         Rate              Date            Amount          (Note 2)
                                                         ------         ----              ----            ------          --------

BANKERS ACCEPTANCE NOTE (A)                                0.5%
   Bank America NA                                                      1.740%         07/29/02         $1,000,000        $998,647
                                                                                                                       -----------
TOTAL BANKERS ACCEPTANCE NOTE
(COST: $998,647)                                                                                                           998,647
                                                                                                                       -----------

CORPORATE NOTES AND BONDS                                 30.0%
   American Express Credit Corp. (G)                                    1.820          03/07/03          2,000,000       1,999,858
   American General Finance Corp. (G)                                   2.230          06/11/03          9,400,000       9,430,500
   Beneficial Corp.                                                     6.575          12/16/02          7,000,000       7,130,428
   Caterpillar Financial Services Corp. (G)                             2.100          05/05/03          5,000,000       5,007,645
   E.I. du Pont de Nemours and Co.                                      6.000          03/06/03            750,000         767,388
   General Electric Capital Corp.                                       6.650          09/03/02          1,400,000       1,411,147
   Heller Financial, Inc.                                               6.400          01/15/03          6,000,000       6,120,290
   Household Finance Corp.                                              6.875          03/01/03          1,500,000       1,536,765
   Merrill Lynch & Co., Inc. (G)                                        2.010          08/01/02          4,000,000       4,000,684
   Merrill Lynch & Co., Inc.                                            6.640          09/19/02          1,000,000       1,009,617
   Merrill Lynch & Co., Inc.                                            5.640          01/27/03          1,500,000       1,527,736
   Merrill Lynch & Co., Inc.                                            7.180          02/11/03          1,950,000       2,004,639
   Morgan Stanley Dean Witter & Co.                                     7.125          01/15/03          1,450,000       1,487,475
   Morgan Stanley Dean Witter & Co.                                     6.875          03/01/03          1,320,000       1,358,700
   Wal-Mart Stores, Inc.                                                4.625          04/15/03          9,000,000       9,162,498
   Wells Fargo Bank NA (G)                                              1.785          02/14/03          4,000,000       4,000,124
                                                                                                                       -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $57,955,494)                                                                                                     57,955,494
                                                                                                                       -----------

COMMERCIAL PAPER (A)                                        37.9%
   American Express Credit Corp.                                        1.740          08/01/02          7,500,000       7,488,763
   BellSouth Corp.                                                      1.760          07/02/02          8,262,000       8,261,596
   Coca Cola Co.                                                        1.760          07/08/02            705,000         704,759
   Coca-Cola Co.                                                        1.730          07/08/02          8,000,000       7,997,309
   CXC, Inc.                                                            1.800          07/16/02          9,000,000       8,993,250
   FCAR Owner Trust Series I                                            1.770          07/15/02          8,000,000       7,994,493
   Johnson & Johnson                                                    1.730          07/09/02          3,000,000       2,998,847
   Madison Gas & Electric Co.                                           1.830          07/10/02          3,000,000       2,998,627
   Madison Gas & Electric Co.                                           1.830          07/25/02          6,500,000       6,492,070
   McGraw-Hill Cos., Inc.                                               1.810          07/18/02          3,800,000       3,796,752
   Medtronic, Inc.                                                      1.740          07/01/02          7,500,000       7,500,000
   Nestle Capital Corp.                                                 1.870          07/03/02          8,000,000       7,999,169
                                                                                                                       -----------
TOTAL COMMERCIAL PAPER
(COST: $73,225,635)                                                                                                     73,225,635
                                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)                31.1%
   Federal Farm Credit Bank                                             1.730          10/01/02          9,000,000       9,000,000
   Federal Farm Credit Bank                                             1.930          12/02/02         10,000,000      10,000,000
   Federal Home Loan Bank                                               6.875          07/18/02          2,525,000       2,531,054
   Federal Home Loan Bank                                               6.000          08/15/02          3,000,000       3,009,777
   Federal Home Loan Bank                                               3.360          08/28/02          1,083,000       1,077,137
   Federal Home Loan Mortgage Corp.                                     6.625          08/15/02            960,000         965,459
   Federal Home Loan Mortgage Corp.                                     6.250          10/15/02          5,570,000       5,637,308
   Federal Home Loan Mortgage Corp.                                     2.250          02/14/03          5,000,000       5,000,000
   Federal Home Loan Mortgage Corp. (G)                                 1.848          07/08/03          4,000,000       3,996,520
   Student Loan Marketing Association (G)                               1.772          08/15/02          5,000,000       5,000,000
   Student Loan Marketing Association (G)                               1.752          09/19/02          9,000,000       9,000,000
   Student Loan Marketing Association (G)                               1.742          11/21/02          5,000,000       5,000,000
                                                                                                                       -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $60,217,255)                                                                                                     60,217,255
                                                                                                                       -----------

                                MONEY MARKET FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                           Shares          (Note 2)
                                                         ------                                           ------          --------
INVESTMENT COMPANY                                         4.9%
   SSgA Prime Money Market Fund                                                                          9,497,516      $9,497,516
                                                                                                                       -----------
TOTAL INVESTMENT COMPANY
(COST: $9,497,516)                                                                                                       9,497,516
                                                                                                                       -----------

TOTAL INVESTMENTS                                        104.4%                                                        201,894,547
(COST: $201,894,547)
NET OTHER ASSETS AND LIABILITIES                          (4.4)%                                                       (8,464,989)
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                       $193,429,558
                                                      ==========                                                       ===========

(A) Rate noted represents annualized yield at time of purchase.

(G) Floating rate note.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net    Coupon          Maturity          Par            Value
                                                                 Assets     Rate             Date          Amount         (Note 2)
                                                                 ------     ----             ----          ------         --------
ASSET BACKED:                                                     7.2%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5            8.050%        09/21/30       $5,600,000     $6,122,211
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1           7.535         07/01/32        5,500,000      5,557,250
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3           6.090         09/01/33        3,500,000      3,600,467
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1               8.970         11/15/27        5,300,000      5,486,763
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                8.750         08/15/27        6,400,000      6,061,000
   Peco Energy Transition Trust, Series 1999-A, Class A7                    6.130         03/01/09        4,000,000      4,239,120
                                                                                                                       -----------
TOTAL ASSET BACKED
(COST: $30,405,569)                                                                                                     31,066,811
                                                                                                                       -----------

COMMERCIAL MORTGAGE BACKED:                                       3.7%
   Bear Stearns Commercial Mortgage Securities, Inc.,
    Series 2001-TOP2, Class A2                                              6.480         02/15/35        4,300,000      4,551,512
   Duke Weeks Industrial Trust, Series 2001-DW1, Class A2                   7.151         10/15/10        3,000,000      3,276,924
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3               6.920         03/15/32        4,000,000      4,313,134
   Morgan Stanley Capital I, Inc., Series 2000-LIF2, Class A2               7.200         10/15/33        3,600,000      3,960,268
                                                                                                                       -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $15,592,592)                                                                                                     16,101,838
                                                                                                                       -----------

PRIVATE LABEL MORTGAGE BACKED:                                    5.8%
   Banc of America Funding Corp., Series 2002-1, Class A2                   7.000         06/20/32        8,701,103      9,090,614
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10             6.750         06/25/32        6,100,000      6,250,243
   Residential Asset Securitization Trust, Series 2002-A1, Class A2         5.350         09/25/26        4,000,000      4,096,529
   Washington Mutual, Series 2002-AR4, Class A5                             5.598         04/25/32        5,500,000      5,577,259
                                                                                                                       -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $24,657,194)                                                                                                     25,014,645
                                                                                                                       -----------

CORPORATE NOTES AND BONDS:                                       32.9%

CAPITAL GOODS                                                     1.2%
   Giddings & Lewis, Inc.                                                   7.500         10/01/05        2,500,000      2,645,103
   United Technologies Corp.                                                6.625         11/15/04        2,500,000      2,667,477
                                                                                                                       -----------
                                                                                                                         5,312,580
                                                                                                                       -----------

CHEMICALS                                                         0.6%
   Dow Chemical Co.                                                         7.375         11/01/29        2,400,000      2,532,876
                                                                                                                       -----------

CONSUMER DISCRETIONARY                                            0.6%
   AARP (C)                                                                 7.500         05/01/31        2,500,000      2,660,115
                                                                                                                       -----------

CONSUMER STAPLES                                                  1.4%
   Anheuser-Busch Cos., Inc.                                                6.500         05/01/42        2,000,000      1,999,774
   Delhaize America, Inc.                                                   7.375         04/15/06        2,000,000      2,079,522
   Safeway, Inc.                                                            6.850         09/15/04        2,000,000      2,127,932
                                                                                                                       -----------
                                                                                                                         6,207,228
                                                                                                                       -----------

ENERGY                                                           10.9%
   Allegheny Energy, Inc.                                                   7.750         08/01/05        2,500,000      2,703,073
   Anadarko Petroleum Corp.                                                 5.375         03/01/07        2,000,000      2,027,358
   Burlington Resources Finance Co.                                         5.700         03/01/07        2,000,000      2,052,390
   Coastal Corp.                                                            7.500         08/15/06        2,250,000      2,290,664
   Conoco, Inc.                                                             5.900         04/15/04        3,000,000      3,124,443
   DTE Energy Co.                                                           6.450         06/01/06        2,000,000      2,083,748
   Energy East Corp.                                                        8.050         11/15/10        2,000,000      2,206,902
   ENSERCH Corp.                                                            6.375         02/01/04        2,000,000      2,078,262
   FirstEnergy Corp., Series A                                              5.500         11/15/06        2,000,000      1,957,428
   Kinder Morgan, Inc.                                                      6.650         03/01/05        2,500,000      2,622,675
   Niagara Mohawk Power Corp., Series F                                     7.625         10/01/05        2,532,928      2,753,680
   Occidental Petroleum Corp.                                               5.875         01/15/07        2,500,000      2,589,930
   Phillips Petroleum Co.                                                   8.500         05/25/05        2,500,000      2,794,277
   Progress Energy, Inc.                                                    7.750         03/01/31        2,400,000      2,574,149
   Sunoco, Inc.                                                             7.125         03/15/04        2,000,000      2,101,576
   Texaco Capital, Inc.                                                     5.700         12/01/08        3,000,000      3,079,821

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net    Coupon          Maturity          Par            Value
                                                                 Assets     Rate             Date          Amount         (Note 2)
                                                                 ------     ----             ----          ------         --------
ENERGY (Continued)
   Virginia Electric & Power Co., Series A                                  5.750%        03/31/06       $3,400,000     $3,490,926
   Williams Cos., Inc., Series A                                            6.750         01/15/06        2,000,000      1,623,882
   Wisconsin Electric Power Co.                                             6.500         06/01/28        3,000,000      2,922,855
   YPF S. A. (D)                                                            7.500         10/26/02           27,183         26,367
                                                                                                                       -----------
                                                                                                                        47,104,406
                                                                                                                       -----------

FINANCE                                                           7.4%
   American General Finance Corp.                                           5.750         03/15/07        2,500,000      2,586,993
   BankAmerica Corp.                                                        6.625         10/15/07        3,000,000      3,214,542
   Bear Stearns Cos., Inc.                                                  7.800         08/15/07        2,000,000      2,210,166
   CIT Group, Inc.                                                          5.570         12/08/03          500,000        478,380
   Countrywide Home Loans, Inc.                                             5.250         06/15/04        1,750,000      1,798,923
   Countrywide Home Loans, Inc.                                             6.840         10/22/04        1,000,000      1,061,969
   First America Bank Corp.                                                 7.750         07/15/04        2,500,000      2,698,212
   General Electric Global Insurance Corp.                                  7.000         02/15/26        3,750,000      3,794,595
   Household Finance Corp.                                                  6.500         11/15/08        3,400,000      3,410,849
   MBNA America Bank N.A.                                                   6.875         07/15/04        2,300,000      2,424,014
   Merrill Lynch & Co., Inc.                                                7.375         05/15/06        3,000,000      3,282,879
   U.S. Bank NA                                                             6.300         02/04/14        2,000,000      2,057,822
   Washington Mutual Finance                                                6.250         05/15/06        2,500,000      2,594,977
                                                                                                                       -----------
                                                                                                                        31,614,321
                                                                                                                       -----------

INDUSTRIALS                                                        3.7%
   Bombardier Capital, Inc. (C)                                             6.125         06/29/06        2,290,000      2,352,975
   Caterpillar Financial Services Corp.                                     7.590         12/10/03        2,400,000      2,547,190
   Ford Motor Credit Co.                                                    7.600         08/01/05        2,400,000      2,519,753
   General Motors Acceptance Corp.                                          6.875         09/15/11        2,500,000      2,482,042
   International Paper Co.                                                  8.125         07/08/05        2,700,000      2,969,044
   Waste Management, Inc.                                                   7.000         10/01/04        2,900,000      3,007,900
                                                                                                                       -----------
                                                                                                                        15,878,904
                                                                                                                       -----------

MEDIA                                                             0.6%
   Comcast Cable Communications                                             8.375         05/01/07        2,500,000      2,560,490
                                                                                                                       -----------

REITS                                                             0.3%
   Avalonbay Communities, Inc.                                              6.580         02/15/04        1,000,000      1,041,665
                                                                                                                       -----------

TECHNOLOGY                                                        0.6%
   Lockheed Martin Corp.                                                    7.250         05/15/06        2,400,000      2,607,674
                                                                                                                       -----------

TELECOMMUNICATIONS                                                3.9%
   AOL Time Warner, Inc.                                                    6.125         04/15/06        3,000,000      2,915,961
   Bellsouth Capital Funding Corp.                                          7.875         02/15/30        3,000,000      3,358,440
   Cox Communications, Inc.                                                 6.875         06/15/05        2,500,000      2,483,747
   Sprint Capital Corp.                                                     7.125         01/30/06        1,500,000      1,200,287
   TCI Communications, Inc.                                                 8.650         09/15/04        2,500,000      2,583,945
   Telephone & Data Systems, Inc.                                           7.000         08/01/06        2,000,000      2,078,580
   Verizon Wireless, Inc. (C)                                               5.375         12/15/06        2,500,000      2,332,373
                                                                                                                       -----------
                                                                                                                        16,953,333
                                                                                                                       -----------

TRANSPORTATION                                                    1.7%
   Burlington Northern Santa Fe Corp.                                       6.375         12/15/05        2,400,000      2,536,207
   Norfolk Southern Corp.                                                   7.250         02/15/31        2,000,000      2,072,274
   Southwest Airlines Co.                                                   8.750         10/15/03        2,000,000      2,103,312
   Southwest Airlines Co.                                                   8.700         07/01/11           15,837         16,822
   Union Pacific Railroad                                                   6.540         07/01/15          363,531        367,534
                                                                                                                       -----------
                                                                                                                         7,096,149
                                                                                                                       -----------

TOTAL CORPORATE NOTES AND BONDS
   (COST: $139,490,450)                                                                                                141,569,741
                                                                                                                       -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                             % Net         Coupon          Maturity          Par            Value
                                                            Assets          Rate             Date          Amount         (Note 2)
                                                            ------          ----             ----          ------         --------
MORTGAGE BACKED:                                            24.8%

FEDERAL HOME LOAN MORTGAGE CORP.                             7.7%
   Series 1870 Class VC                                                     6.500%        07/15/09       $3,500,000     $3,638,416
   Series 2248 Class D                                                      7.500         08/15/21        1,240,614      1,248,094
   Series 1974 Class ZA                                                     7.000         07/15/27        7,047,019      7,640,529
   Pool # C01005                                                            8.000         06/01/30        2,367,922      2,512,872
   Series 2351 Class PX                                                     6.500         07/15/30        4,500,000      4,605,858
   Gold Pool C48129                                                         7.000         03/01/31        4,821,592      4,999,557
   Pool # C65648                                                            6.500         03/01/32        8,393,467      8,574,698
                                                                                                                       -----------
                                                                                                                        33,220,024
                                                                                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                       13.7%
   Pool # 631377                                                            6.500         03/01/32        2,293,412      2,341,497
   Pool # 383475                                                            6.100         04/01/11        4,676,184      4,876,874
   Pool # 582558                                                            6.000         05/01/16        2,529,362      2,583,734
   Pool # 585724                                                            6.000         05/01/16        2,430,464      2,482,710
   Pool # 253847                                                            6.000         05/01/21        6,012,590      6,057,615
   Series 1996-M6 Class G                                                   7.750         09/17/23           11,431         11,445
   Series 1998-63, Class PG                                                 6.000         03/25/27       11,000,000     11,263,407
   Pool # 519049                                                            8.000         09/01/29        1,962,234      2,087,276
   Pool # 607515                                                            7.000         11/01/31        4,268,226      4,425,213
   Series 2001-72 Class NC                                                  6.000         11/01/31       10,000,000     10,267,619
   Pool # 611619                                                            6.000         02/01/32        5,922,185      5,915,201
   Pool # 644591                                                            7.000         05/01/32        6,624,161      6,867,800
                                                                                                                       -----------
                                                                                                                        59,180,391
                                                                                                                       -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                     3.4%
   Pool # 002995                                                            8.000         10/20/15          641,088        680,282
   Pool # 2714                                                              6.500         02/20/29        3,798,463      3,875,609
   Pool # 2921                                                              7.500         05/20/30        3,873,403      4,076,774
   Pool # 003068                                                            6.500         04/20/31        5,681,966      5,784,566
                                                                                                                       -----------
                                                                                                                        14,417,231
                                                                                                                       -----------

TOTAL MORTGAGE BACKED
(COST: $103,911,635)                                                                                                   106,817,646
                                                                                                                       -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                     22.1%

FEDERAL FARM CREDIT BANK                                     2.0%
                                                                            6.125         12/29/15        4,500,000      4,648,082
                                                                            5.875         10/03/16        4,000,000      3,993,324
                                                                                                                       -----------
                                                                                                                         8,641,406
                                                                                                                       -----------

FEDERAL HOME LOAN BANK                                       3.4%
                                                                            4.000         10/18/04        2,500,000      2,512,145
                                                                            5.000         10/18/05        8,000,000      8,075,776
                                                                            4.875         02/15/07        1,500,000      1,531,176
                                                                            5.750         05/15/12        2,400,000      2,464,814
                                                                                                                       -----------
                                                                                                                        14,583,911
                                                                                                                       -----------

FEDERAL HOME LOAN MORTGAGE CORP.                             3.0%
                                                                            4.125         02/04/05        3,250,000      3,285,415
                                                                            4.250         10/03/05        3,200,000      3,231,322
                                                                            4.700         12/06/05        1,500,000      1,526,658
                                                                            5.375         08/16/06        2,400,000      2,489,503
                                                                            5.750         04/29/09        2,500,000      2,557,703
                                                                                                                       -----------
                                                                                                                        13,090,601
                                                                                                                       -----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                             % Net         Coupon          Maturity          Par            Value
                                                            Assets          Rate             Date          Amount         (Note 2)
                                                            ------          ----             ----          ------         --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION                        3.5%
                                                                            4.625%        06/04/06       $3,000,000     $3,047,526
                                                                            6.400         05/14/09        7,650,000      8,036,600
                                                                            6.250         07/19/11        3,000,000      3,094,782
                                                                            6.200         06/13/17        1,000,000        992,486
                                                                                                                       -----------
                                                                                                                        15,171,394
                                                                                                                       -----------

U.S. TREASURY BONDS                                          4.8%
                                                                           11.125         08/15/03        5,000,000      5,496,345
                                                                            6.250         05/15/30       13,800,000     14,948,740
                                                                                                                       -----------
                                                                                                                        20,445,085
                                                                                                                       -----------

U.S. TREASURY NOTES                                          5.4%
                                                                            4.625         05/15/06       12,700,000     13,081,000
                                                                            3.500         11/15/06        2,300,000      2,259,032
                                                                            4.750         11/15/08        7,800,000      7,942,701
                                                                                                                       -----------
                                                                                                                        23,282,733
                                                                                                                       -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $93,786,299)                                                                                                     95,215,130
                                                                                                                       -----------

                                                                                                           Shares
INVESTMENT COMPANY:                                          0.4%
   SSgA Prime Money Market Fund                                                                           1,503,023      1,503,023

                                                                                                                       -----------

TOTAL INVESTMENT COMPANY
(COST: $1,503,023)                                                                                                       1,503,023
                                                                                                                       -----------

TOTAL INVESTMENTS                                           96.9%                                                      417,288,834
(COST: $409,346,692**)
NET OTHER ASSETS AND LIABILITIES                             3.1%                                                       13,296,337
                                                        ----------                                                     -----------
TOTAL NET ASSETS                                           100.0%                                                     $430,585,171
                                                        ==========                                                     ===========

**At June 30, 2002, the cost of securities for federal tax purposes was $409,346,662. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................. $9,293,084
     Gross unrealized depreciation.................................. (1,350,942)
                                                                     ----------
     Net unrealized appreciation.................................... $7,942,142
                                                                     ==========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.01% of net assets.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------
COMMERCIAL MORTGAGE BACKED:                                0.8%
   Commercial Mortgage Acceptance Corp.,
    Series 1998-C2, Class F (C)                                           5.440%        09/15/30          $100,000         $74,806
   Morgan Stanley Capital I, Series 1999-FNV1,
    Class G                                                               6.120         03/15/31           125,000         105,737
                                                                                                                        ----------

TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $175,325)                                                                                                           180,543
                                                                                                                        ----------

CORPORATE NOTES AND BONDS:                                83.2%

AEROSPACE/DEFENSE                                          0.3%
   Alliant Techsystems, Inc.                                              8.500         05/15/11           65,000           67,925
                                                                                                                        ----------

BASIC MATERIALS                                            3.6%
   Appleton Papers, Inc. (C)                                             12.500         12/15/08            50,000          49,250
   Buckeye Technologies, Inc.                                             9.250         09/15/08            50,000          44,750
   Buckeye Technologies, Inc.                                             8.000         10/15/10           100,000          82,000
   Dresser, Inc.                                                          9.375         04/15/11           135,000         136,687
   FiberMark, Inc.                                                       10.750         04/15/11            60,000          57,750
   Foamex L.P. (C)                                                       10.750         04/01/09            40,000          40,800
   Huntsman International LLC (C)                                         9.875         03/01/09            15,000          15,038
   Huntsman International LLC                                            10.125         07/01/09           100,000          89,500
   Interface, Inc., Series A                                             10.375         02/01/10            60,000          63,900
   Sovereign Specialty Chemicals, Inc.                                   11.875         03/15/10            50,000          46,000
   Tembec Industries, Inc.                                                7.750         03/15/12           100,000          99,250
   U.S. Timberlands Klam/Fin                                              9.625         11/15/07            60,000          39,600
                                                                                                                        ----------
                                                                                                                           764,525
                                                                                                                        ----------

BUILDING AND CONSTRUCTION                                  4.3%
   American Standard, Inc.                                                7.125         02/15/03            20,000          20,200
   American Standard, Inc.                                                7.375         02/01/08           215,000         221,450
   American Standard, Inc.                                                7.625         02/15/10            20,000          20,600
   Atrium Cos., Inc., Series B                                           10.500         05/01/09            50,000          51,063
   Beazer Homes USA, Inc. (C)                                             8.375         04/15/12            35,000          35,350
   Corrections Corp. of America (C)                                       9.875         05/01/09            25,000          25,750
   D. R. Horton, Inc.                                                     8.000         02/01/09           165,000         164,175
   D. R. Horton, Inc.                                                     9.750         09/15/10            45,000          46,575
   Joy Global, Inc., Series B                                             8.750         03/15/12            95,000          97,137
   MMI Products, Inc., Series B                                          11.250         04/15/07            85,000          86,700
   Nortek, Inc., Series B                                                 9.250         03/15/07            80,000          81,000
   Nortek, Inc., Series B                                                 8.875         08/01/08            65,000          65,487
   WCI Communities, Inc.                                                  9.125         05/01/12             5,000           4,963
                                                                                                                        ----------
                                                                                                                           920,450
                                                                                                                        ----------

CHEMICALS AND DRUGS                                        2.4%
   Acetex Corp. (D)                                                      10.875         08/01/09            85,000          88,825
   Lyondell Chemical Co., Series A                                        9.625         05/01/07           100,000          95,500
   Lyondell Chemical Co.                                                  9.500         12/15/08           100,000          93,000
   MacDermid, Inc.                                                        9.125         07/15/11            60,000          63,000
   Noveon, Inc., Series B                                                11.000         02/28/11           100,000         106,000
   Sterling Chemicals, Inc., Series B (E)                                12.375         07/15/06            65,000          60,450
                                                                                                                        ----------
                                                                                                                           506,775
                                                                                                                        ----------

COMMUNICATION                                              4.2%
   Alamosa PCS Holdings, Inc. (B)                                        12.875         02/15/10           100,000          15,000
   American Cellular Corp.                                                9.500         10/15/09            75,000          13,500
   Centennial Cellular Operating Co.                                     10.750         12/15/08            50,000          24,000
   Charter Communications Holdings LLC                                    8.250         04/01/07           375,000         251,250
   Charter Communications Holdings LLC                                    8.625         04/01/09            40,000          26,800
   Emmis Communications Corp., Series B                                   8.125         03/15/09            85,000          82,875
   Emmis Communications Corp. (B)                                        12.500         03/15/11           135,000          97,200
   Exodus Communications, Inc. (E)                                       11.625         07/15/10            55,000           9,075
   ITC DeltaCom, Inc. (E)                                                 9.750         11/15/08            30,000           8,400
   McCaw International, Ltd. (B)(E)                                      13.000         04/15/07            50,000             625

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------

COMMUNICATION (Continued)
   Nextel Communications, Inc. (B)                                        9.950%        02/15/08          $210,000        $100,800
   PanAmSat Corp. (C)                                                     8.500         02/01/12           200,000         184,000
   Telewest Communications PLC (B)(D)                                     9.250         04/15/09            65,000          19,500
   Triton PCS, Inc.                                                       8.750         11/15/11           105,000          64,575
   XO Communications (E)                                                 10.750         06/01/09            40,000           1,000
                                                                                                                        ----------
                                                                                                                           898,600
                                                                                                                        ----------

CONSUMER CYCLICALS                                         3.3%
   Burns Philip Capital Property, Ltd. (C)                                9.750         07/15/12           140,000         138,600
   Dura Operating Corp., Series D                                         9.000         05/01/09            55,000          53,350
   Dura Operating Corp. (C)                                               8.625         04/15/12            35,000          35,175
   Lear Corp., Series B                                                   8.110         05/15/09           125,000         128,125
   United Rentals, Inc., Series B                                        10.750         04/15/08           105,000         112,350
   United Stationers Supply Co.                                           8.375         04/15/08           185,000         184,769
   WestPoint Stevens, Inc.                                                7.875         06/15/05            65,000          43,875
   WestPoint Stevens, Inc.                                                7.875         06/15/08            25,000          15,250
                                                                                                                        ----------
                                                                                                                           711,494
                                                                                                                        ----------

CONSUMER SERVICES                                          2.0%
   Iron Mountian, Inc.                                                    8.625         04/01/13            75,000          76,688
   Michael Foods, Inc., Series B                                         11.750         04/01/11            80,000          87,200
   Premier International Foods PLC                                       12.000         09/01/09           105,000         113,925
   Prime Hospitality Corp. (C)                                            8.375         05/01/12            10,000           9,800
   Roundy's, Inc. (C)                                                     8.875         06/15/12           105,000         104,737
   Venture Holdings Trust, Series B                                       9.500         07/01/05            60,000          36,000
                                                                                                                        ----------
                                                                                                                           428,350
                                                                                                                        ----------

CONSUMER STAPLES                                           1.1%
   Remington Products Co. LLC, Series D                                  11.000         05/15/06            25,000          19,125
   Samsonite Corp.                                                       10.750         06/15/08            65,000          52,325
   Sealy Mattress Co., Series B                                           9.875         12/15/07            85,000          85,425
   Simmons Co., Series B                                                 10.250         03/15/09            80,000          84,000
                                                                                                                        ----------
                                                                                                                           240,875
                                                                                                                        ----------

CONTAINERS/PACKAGING                                       4.5%
   Ball Corp.                                                             8.250         08/01/08           105,000         108,675
   Consolidated Container Co. LLC                                        10.125         07/15/09            75,000          63,750
   Corp Durango, SA, Series A (C)(D)                                     13.750         07/15/09            99,000          82,170
   Graphic Packaging Corp. (C)                                            8.625         02/15/12            40,000          41,300
   Plastipak Holdings, Inc.                                              10.750         09/01/11           140,000         153,650
   Pliant Corp.                                                          13.000         06/01/10            90,000          93,825
   Riverwood International Corp.                                         10.625         08/01/07           165,000         173,662
   Silgan Holdings, Inc.                                                  9.000         06/01/09           110,000         113,300
   Silgan Holdings, Inc. (C)                                              9.000         06/01/09            90,000          92,700
   TriMas Corp. (C)                                                       9.875         06/15/12            35,000          34,913
                                                                                                                        ----------
                                                                                                                           957,945
                                                                                                                        ----------

DEFENSE ELECTRONICS                                        0.5%
   L-3 Communications Corp., Series B                                     8.000         08/01/08           105,000         108,150
                                                                                                                        ----------

DURABLE GOODS                                              2.3%
   American Axle & Manufacturing, Inc.                                    9.750         03/01/09            70,000          74,200
   ArvinMeritor, Inc.                                                     8.750         03/01/12            90,000          96,467
   Collins & Aikman Floor Cover (C)                                       9.750         02/15/10            25,000          25,500
   Collins & Aikman Products (C)                                         10.750         12/31/11            95,000          95,475
   Dana Corp. (C)                                                        10.125         03/15/10            20,000          20,400
   Dana Corp.                                                             9.000         08/15/11            50,000          49,250
   Delco Remy International, Inc.                                        11.000         05/01/09            40,000          32,800
   Hayes Lemmerz International, Inc. (C)(E)                              11.875         06/15/06            80,000          63,000
   Metaldyne Corp. (C)                                                   11.000         06/15/12            45,000          43,875
                                                                                                                        ----------
                                                                                                                           500,967
                                                                                                                        ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------
ENERGY                                                     6.1%
   Amerigas Partners L.P.                                                 8.875%        05/20/11          $150,000        $156,000
   Chesapeake Energy Corp.                                                8.125         04/01/11           240,000         235,800
   Encore Acquisition Co. (C)                                             8.375         06/15/12            30,000          30,075
   Magnum Hunter Resources, Inc. (C)                                      9.600         03/15/12            40,000          41,200
   Mission Resources Corp.                                               10.875         04/01/07            65,000          53,300
   Nisource Finance Corp.                                                 7.500         11/15/03            32,000          31,977
   P&L Coal Holdings Corp., Series B                                      8.875         05/15/08            74,000          77,885
   Peabody Energy Corp., Series B                                         9.625         05/15/08           135,000         142,762
   Pioneer Natural Resources Co.                                          9.625         04/01/10            95,000         104,413
   Pioneer Natural Resources Co.                                          7.500         04/15/12            50,000          50,944
   SESI LLC                                                               8.875         05/15/11            40,000          40,400
   Stone Energy Corp.                                                     8.250         12/15/11            25,000          25,000
   Tesoro Petroleum Corp. (C)                                             9.625         04/01/12           100,000          91,500
   Vintage Petroleum, Inc. (C)                                            8.250         05/01/12            50,000          49,125
   Western Resources, Inc. (C)                                            7.875         05/01/07            35,000          34,766
   Westport Resources Corp.                                               8.250         11/01/11            75,000          76,875
   XTO Energy, Inc.                                                       7.500         04/15/12            70,000          71,400
                                                                                                                        ----------
                                                                                                                         1,313,422
                                                                                                                        ----------

FINANCE                                                    1.2%
   Ono Finance PLC (D)                                                   13.000         05/01/09           130,000          42,900
   PCA LLC/PCA Finance Corp. (C)                                         11.875         08/01/09            35,000          34,650
   Thermadyne Manufacturing LLC / Capital Corp. (E)                       9.875         06/01/08            70,000          18,900
   Willis Corroon Corp.                                                   9.000         02/01/09           110,000         113,300
   Yell Finance BV (D)                                                   10.750         08/01/11            50,000          54,500
                                                                                                                        ----------
                                                                                                                           264,250
                                                                                                                        ----------

HEALTHCARE SERVICES                                        4.7%
   Alaris Medical Systems, Inc., Series B                                11.625         12/01/06            15,000          16,875
   Alliance Imaging, Inc.                                                10.375         04/15/11            40,000          42,400
   Beverly Enterprises, Inc.                                              9.625         04/15/09           115,000         117,875
   Cole National Group, Inc.                                              8.625         08/15/07            60,000          59,250
   Cole National Group, Inc. (C)                                          8.875         05/15/12            90,000          89,325
   HCA-Healthcare Co.                                                     7.875         02/01/11           260,000         280,018
   HEALTHSOUTH Corp.                                                      8.375         10/01/11           185,000         193,325
   InSight Health Services Corp. (C)                                      9.875         11/01/11            50,000          50,250
   Rotech Healthcare, Inc. (C)                                            9.500         04/01/12            15,000          15,300
   Triad Hospitals, Inc., Series B                                        8.750         05/01/09           125,000         130,625
                                                                                                                        ----------
                                                                                                                           995,243
                                                                                                                        ----------

INDUSTRIALS                                                2.9%
   Actuant Corp.                                                         13.000         05/01/09            33,000          38,280
   Blount, Inc.                                                           7.000         06/15/05            70,000          61,075
   Blount, Inc.                                                          13.000         08/01/09            10,000           6,750
   General Binding Corp.                                                  9.375         06/01/08           120,000         104,400
   Johnsondiversey, Inc. (C)(D)                                           9.625         05/15/12            45,000          47,025
   Johnsondiversey, Inc. (C)(F)                                           9.625         05/15/12            10,000          10,350
   Manitowoc Co., Inc. (F)                                               10.375         05/15/11            55,000          58,012
   Moog, Inc., Series B                                                  10.000         05/01/06           145,000         147,900
   Navistar International Corp., Series B                                 9.375         06/01/06           140,000         144,200
                                                                                                                        ----------
                                                                                                                           617,992
                                                                                                                        ----------

MACHINERY                                                  2.2%
   AGCO Corp.                                                             9.500         05/01/08            80,000          84,600
   Columbus McKinnon Corp.                                                8.500         04/01/08           110,000         101,200
   JLG Industries, Inc. (C)                                               8.375         06/15/12            45,000          45,000
   NMHG Holdings Co. (C)                                                 10.000         05/15/09            65,000          65,975
   Terex Corp.                                                            8.875         04/01/08           140,000         142,100
   Terex Corp.                                                           10.375         04/01/11            25,000          26,875
                                                                                                                        ----------
                                                                                                                           465,750
                                                                                                                        ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------
MEDIA                                                      6.7%
   Acme Communications, Inc., Series B (B)                               10.875%        09/30/04          $140,000        $140,700
   American Media Operations, Inc., Series B                             10.250         05/01/09            90,000          94,500
   AMFM, Inc.                                                             8.000         11/01/08           130,000         128,700
   Cablevision Systems New York Group, Series B                           8.125         08/15/09           180,000         149,054
   Canwest Media, Inc. (D)                                               10.625         05/15/11            10,000           9,950
   Cox Radio, Inc., Series A                                              6.625         02/15/06            60,000          59,587
   Echostar Broadband Corp.                                              10.375         10/01/07            65,000          62,075
   Entercom Radio/Capital                                                 7.625         03/01/14           100,000          99,250
   Entravision Communications Corp., Class A (C)                          8.125         03/15/09            35,000          35,175
   LIN Television Corp.                                                   8.000         01/15/08            35,000          34,825
   MediaCom Broadband LLC                                                11.000         07/15/13            80,000          74,800
   MediaCom Capital Co. LLC                                               9.500         01/15/13            45,000          38,925
   PRIMEDIA, Inc.                                                         8.875         05/15/11            75,000          56,250
   Quebecor Media, Inc. (D)                                              11.125         07/15/11           145,000         142,825
   Radio One, Inc., Series B                                              8.875         07/01/11           125,000         124,688
   Sinclair Broadcast Group, Inc., Series A                               8.000         03/15/12            65,000          64,025
   Spanish Broadcasting Systems, Inc.                                     9.625         11/01/09           105,000         108,150
                                                                                                                        ----------
                                                                                                                         1,423,479
                                                                                                                        ----------

METALS AND MINING                                          4.0%
   AK Steel Corp.                                                         9.125         12/15/06            90,000          94,104
   AK Steel Corp.                                                         7.875         02/15/09            80,000          80,000
   AK Steel Corp. (C)                                                     7.750         06/15/12            75,000          74,250
   California Steel Industries, Inc., Series B                            8.500         04/01/09           100,000         100,750
   Century Aluminum Co.                                                  11.750         04/15/08            85,000          91,375
   Compass Minerals Group, Inc.                                          10.000         08/15/11            75,000          79,125
   Earle M. Jorgensen Co. (C)                                             9.750         06/01/12            70,000          68,950
   Kaiser Aluminum & Chemical Corp.                                       9.875         02/15/49             5,000           3,900
   Luscar Coal, Ltd.                                                      9.750         10/15/11            45,000          48,375
   Ryerson Tull, Inc., Class A                                            9.125         07/15/06            75,000          74,379
   United States Steel LLC (C)                                           10.750         08/01/08            60,000          62,400
   WCI Steel, Inc., Series B                                             10.000         12/01/04           155,000          86,800
                                                                                                                        ----------
                                                                                                                           864,408
                                                                                                                        ----------

PRINTING                                                   1.1%
   Hollinger International Publishing, Inc.                               9.250         03/15/07            60,000          61,800
   Mail-Well I Corp. (C)                                                  9.625         03/15/12            50,000          50,250
   Transwestern Publishing Co., Series F                                  9.625         11/15/07           110,000         114,400
                                                                                                                        ----------
                                                                                                                           226,450
                                                                                                                        ----------

RECREATION                                                11.5%
   AMC Entertainment, Inc.                                                9.500         02/01/11           130,000         128,862
   Ameristar Casinos, Inc.                                               10.750         02/15/09            60,000          64,350
   Argosy Gaming Co.                                                     10.750         06/01/09            25,000          26,875
   Argosy Gaming Co.                                                      9.000         09/01/11            35,000          35,919
   Aztar Corp.                                                            8.875         05/15/07           110,000         110,688
   Boyd Gaming Corp.                                                      9.250         08/01/09            80,000          85,200
   Coast Hotels and Casinos, Inc.                                         9.500         04/01/09           115,000         120,750
   Felcor Lodging L.P.                                                    8.500         06/01/11               500             490
   HMH Properties, Inc., Series C                                         8.450         12/01/08           180,000         176,400
   Horseshoe Gaming Holding Corp., Series B                               8.625         05/15/09           120,000         122,100
   Isle of Capri Casinos, Inc. (C)                                        9.000         03/15/12            85,000          85,850
   Mandalay Resort Group                                                  9.500         08/01/08            95,000         100,700
   MGM Mirage, Inc.                                                       8.500         09/15/10           110,000         114,714
   MGM Mirage, Inc.                                                       8.375         02/01/11           225,000         226,125
   Park Place Entertainment Corp.                                         8.875         09/15/08           195,000         201,094
   Park Place Entertainment Corp.                                         8.125         05/15/11           100,000          99,500
   Pinnacle Entertainment, Inc., Series B                                 9.250         02/15/07           100,000          89,500
   Regal Cinemas, Inc. (C)                                                9.375         02/01/12           115,000         119,025
   Starwood Hotels & Resorts Worldwide, Inc. (C)                          7.875         05/01/12           120,000         117,600
   Station Casinos, Inc.                                                  8.375         02/15/08           175,000         178,719

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------
RECREATION (Continued)
   Station Casinos, Inc.                                                  8.875%        12/01/08           $50,000         $50,750
   Station Casinos, Inc.                                                  9.875         07/01/10           100,000         105,750
   Vail Resorts, Inc.                                                     8.750         05/15/09            75,000          75,000
   Venetian Casino Resort LLC (C)                                        11.000         06/15/10            25,000          25,156
                                                                                                                        ----------
                                                                                                                         2,461,117
                                                                                                                        ----------

RETAIL                                                     3.8%
   7-Eleven, Inc.                                                         5.000         12/15/03            75,000          72,000
   Advance Stores Co., Inc.                                              10.250         04/15/08            50,000          52,500
   Finlay Fine Jewelry Corp.                                              8.375         05/01/08            75,000          73,406
   Fleming Companies, Inc.                                               10.125         04/01/08           200,000         203,000
   Gap, Inc. (B)                                                          8.800         12/15/08           120,000         123,792
   J Crew Operating Corp.                                                10.375         10/15/07            45,000          38,925
   Pathmark Stores, Inc.                                                  8.750         02/01/12            80,000          81,200
   Williams Scotsman, Inc.                                                9.875         06/01/07           175,000         167,125
                                                                                                                        ----------
                                                                                                                           811,948
                                                                                                                        ----------

SCHOOLS                                                    0.2%
   KinderCare Learning Centers, Inc., Series B                            9.500         02/15/09            50,000          49,500
                                                                                                                        ----------

TECHNOLOGY                                                 2.6%
   Argo-Tech Corp.                                                        8.625         10/01/07            35,000          30,800
   Fisher Scientific International, Inc.                                  9.000         02/01/08            50,000          51,125
   Fisher Scientific International, Inc. (C)                              8.125         05/01/12            50,000          49,750
   Flextronics International, Ltd. (D)                                    9.875         07/01/10           150,000         156,750
   K & F Industries, Inc., Series B                                       9.250         10/15/07            90,000          93,600
   Unisys Corp.                                                           8.125         06/01/06            60,000          59,400
   Unisys Corp.                                                           7.875         04/01/08           105,000         103,425
                                                                                                                        ----------
                                                                                                                           544,850
                                                                                                                        ----------

TELECOMMUNICATIONS                                         4.7%
   Adelphia Communications Corp., Series B (E)                            8.375         02/01/08           105,000          42,000
   Adelphia Communications Corp. (E)                                      9.375         11/15/09           185,000          74,925
   Block Communications, Inc. (C)                                         9.250         04/15/09            25,000          25,000
   COLT Telecom Group PLC (B)(D)                                         12.000         12/15/06            85,000          49,300
   Crown Castle International Corp.                                      10.750         08/01/11           100,000          66,000
   Echostar DBS Corp.                                                     9.375         02/01/09           260,000         240,500
   Energis PLC (D)(E)                                                     9.750         06/15/09            45,000           3,600
   GT Group Telecom, Inc. (B)(D)(E)                                      13.250         02/01/10            50,000             125
   Insight Midwest/Insight Capital, Inc.                                  9.750         10/01/09            50,000          46,000
   LIN Holdings Corp. (B)                                                10.000         03/01/08           175,000         161,000
   NTL Communications Corp. (B)                                          12.375         10/01/08           170,000          34,000
   Paxson Communications Corp.                                           10.750         07/15/08            75,000          72,000
   Paxson Communications Corp. (B)                                       12.250         01/15/09            65,000          36,887
   Rural Cellular Corp., Series A                                         9.750         01/15/10            70,000          33,600
   Tele1 Europe B.V. (D)                                                 13.000         05/15/09            50,000           7,000
   Worldwide Fiber, Inc. (D)(E)                                          12.000         08/01/09            35,000               4
   Young Broadcasting, Inc., Series B                                     8.750         06/15/07            20,000          17,800
   Young Broadcasting, Inc. (C)                                           8.500         12/15/08            95,000          94,525
                                                                                                                        ----------
                                                                                                                         1,004,266
                                                                                                                        ----------

TRANSPORTATION                                             1.0%
   GulfMark Offshore, Inc.                                                8.750         06/01/08           110,000         110,412
   Kansas City Southern Railway (C)                                       7.500         06/15/09            95,000          95,119
   Petroleum Helicopters, Inc. (C)                                        9.375         05/01/09            15,000          15,375
                                                                                                                        ----------
                                                                                                                           220,906
                                                                                                                        ----------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net         Coupon         Maturity            Par             Value
                                                          Assets          Rate            Date            Amount          (Note 2)
                                                          ------          ----            ----            ------          --------
WASTE DISPOSAL                                             2.0%
   Allied Waste North America, Inc., Series B                             7.625%        01/01/06          $120,000        $115,801
   Allied Waste North America, Inc., Series B                             8.875         04/01/08            35,000          34,300
   Allied Waste North America, Inc., Series B                            10.000         08/01/09            65,000          63,868
   Waste Management, Inc.                                                 6.875         05/15/09            50,000          50,697
   Waste Management, Inc.                                                 7.375         08/01/10           158,000         164,059
                                                                                                                        ----------
                                                                                                                           428,725
                                                                                                                        ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $18,728,366)                                                                                                     17,798,362
                                                                                                                        ----------


                                                                                                           Shares
PREFERRED STOCKS:                                          0.9%

FINANCE                                                    0.4%
   Fresenius Med Care Capital Trust II, 7.75% PIK                                                            1,050          94,500
                                                                                                                        ----------

MEDIA                                                      0.5%
   Cablevision Systems Corp., Series M                                                                       1,027          63,674
   PRIMEDIA, Inc., Series D                                                                                  1,100          33,000
                                                                                                                        ----------
                                                                                                                            96,674
                                                                                                                        ----------

TOTAL PREFERRED STOCKS
(COST: $299,630)                                                                                                           191,174
                                                                                                                        ----------

WARRANTS AND RIGHTS:                                       0.0%

COMMUNICATION                                              0.0%
   GT Group Telecom, Inc. (C) *                                                                                 50              50
                                                                                                                        ----------

TOTAL WARRANTS AND RIGHTS
(COST: $2,250)                                                                                                                  50
                                                                                                                        ----------

INVESTMENT COMPANY:                                        4.5%
   SSgA Prime Money Market Fund                                                                           963,289          963,289
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $963,289)                                                                                                           963,289
                                                                                                                        ----------

                                                                         Coupon         Maturity            Par
                                                                          Rate            Date            Amount

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A):                5.0%
   Federal National Mortgage Association                                  1.900%        07/01/02        $1,070,000       1,070,000
                                                                                                                        ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $1,070,000)                                                                                                       1,070,000
                                                                                                                        ----------

CERTIFICATE OF DEPOSIT:                                    3.6%
   State Street Eurodollar                                                                                 764,160         764,160
                                                                                                                        ----------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $764,160)                                                                                                           764,160
                                                                                                                        ----------

TOTAL INVESTMENTS                                         98.0%                                                        $20,967,578
(COST: $22,003,020**)
NET OTHER ASSETS AND LIABILITIES                           2.0%                                                            426,640
                                                      ----------                                                        ----------
TOTAL NET ASSETS                                         100.0%                                                        $21,394,218
                                                      ==========                                                        ==========

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $22,003,020. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation..................................   $411,947
     Gross unrealized depreciation.................................. (1,447,389)
                                                                      ---------
     Net unrealized depreciation....................................($1,035,442)
                                                                      =========


(A)  Rate noted represents annualized yield at time of purchase.

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 3.29% of total net assets.

(E)  In Default.

(F) Notes and bonds issued by foreign entities, denominated in their local currency and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.32% of total net assets.

PIK  Payment-In-Kind.
PLC  Public Limited Company.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                       Appreciation/
     Currency       Settlement Date     Local Amount      Face Amount       Value     (Depreciation)
     --------       ---------------     ------------      -----------       -----     --------------
    Euro (Sell)        9/17/2002           64,519           $60,835        $63,372       ($2,537)

See accompanying notes to financial statements.

                                  BALANCED FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            48.8%

CONSUMER DISCRETIONARY                                     5.9%
   Carnival Corp.                                                                                       152,800         $4,231,032
   Cox Communications, Inc., Class A *                                                                  147,200          4,055,360
   McDonald's Corp.                                                                                     263,100          7,485,195
   Target Corp.                                                                                         308,400         11,750,040
   Tiffany & Co.                                                                                        140,300          4,938,560
   Wal-Mart Stores, Inc.                                                                                 53,200          2,926,532
   Walt Disney Co.                                                                                      153,600          2,903,040
                                                                                                                        ----------
                                                                                                                        38,289,759
                                                                                                                        ----------

CONSUMER STAPLES                                           3.8%
   CVS Corp.                                                                                            204,652          6,262,351
   General Mills, Inc.                                                                                  115,300          5,082,424
   Kimberly-Clark Corp.                                                                                 108,300          6,714,600
   Safeway, Inc. *                                                                                      105,800          3,088,302
   Sara Lee Corp.                                                                                       185,300          3,824,592
                                                                                                                        ----------
                                                                                                                        24,972,269
                                                                                                                        ----------

ENERGY                                                     4.2%
   BP PLC, ADR                                                                                           91,246          4,607,011
   ExxonMobil Corp.                                                                                     146,400          5,990,688
   Kerr-McGee Corp.                                                                                      57,700          3,089,835
   Marathon Oil Corp.                                                                                   153,100          4,152,072
   Schlumberger, Ltd.                                                                                    87,600          4,073,400
   Transocean Sedco Forex, Inc.                                                                          37,062          1,154,481
   Unocal Corp.                                                                                         119,000          4,395,860
                                                                                                                        ----------
                                                                                                                        27,463,347
                                                                                                                        ----------

FINANCIALS                                                11.2%
   ACE, Ltd.                                                                                            100,000          3,160,000
   Allstate Corp.                                                                                       210,014          7,766,318
   Bank of America Corp.                                                                                 94,698          6,662,951
   Bank One Corp.                                                                                       123,890          4,767,287
   Chubb Corp.                                                                                           51,000          3,610,800
   Citigroup, Inc.                                                                                      234,005          9,067,694
   Countrywide Credit Industries, Inc.                                                                  103,000          4,969,750
   FleetBoston Financial Corp.                                                                          118,400          3,830,240
   Household International, Inc.                                                                         69,000          3,429,300
   MBIA, Inc.                                                                                            97,800          5,528,634
   Morgan Stanley Dean Witter & Co.                                                                     119,000          5,126,520
   Prudential Financial, Inc. *                                                                         141,000          4,703,760
   SunTrust Banks, Inc.                                                                                  56,500          3,826,180
   Wells Fargo & Co.                                                                                    135,200          6,768,112
                                                                                                                        ----------
                                                                                                                        73,217,546
                                                                                                                        ----------

HEALTHCARE                                                 6.5%
   Applera Corp.- Applied Biosystems Group                                                              163,200          3,180,768
   Baxter International, Inc.                                                                            99,000          4,400,550
   Bristol-Myers Squibb Co.                                                                             178,200          4,579,740
   Genzyme Corp. *                                                                                       73,000          1,404,520
   GlaxoSmithKline PLC, ADR                                                                             111,850          4,825,209
   IMS Health, Inc.                                                                                     398,100          7,145,895
   MedImmune, Inc. *                                                                                     71,000          1,874,400
   Pharmacia Corp.                                                                                      202,428          7,580,929
   QLT, Inc. *                                                                                          141,300          1,886,355
   Wyeth                                                                                                104,400          5,345,280
                                                                                                                        ----------
                                                                                                                        42,223,646
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INDUSTRIALS                                                5.5%
   Burlington Northern Santa Fe Corp.                                                                   105,000         $3,150,000
   Delta Air Lines, Inc.                                                                                 65,000          1,300,000
   Dover Corp.                                                                                          130,000          4,550,000
   Emerson Electric Co.                                                                                  62,700          3,355,077
   FedEx Corp.                                                                                           59,000          3,150,600
   Honeywell International, Inc.                                                                        103,000          3,628,690
   Illinois Tool Works, Inc.                                                                             53,000          3,619,900
   Pall Corp.                                                                                           226,000          4,689,500
   Textron, Inc.                                                                                         95,000          4,455,500
   United Technologies Corp.                                                                             64,000          4,345,600
                                                                                                                        ----------
                                                                                                                        36,244,867
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                     7.3%
   3Com Corp. *                                                                                         124,200            546,480
   ADC Telecommunications, Inc. *                                                                       336,000            769,440
   Agilent Technologies, Inc. *                                                                          66,603          1,575,161
   Applied Materials, Inc. *                                                                            108,200          2,057,964
   Celestica, Inc. *                                                                                     94,500          2,146,095
   Computer Sciences Corp. *                                                                            119,600          5,716,880
   Conexant Systems, Inc.                                                                               180,000            291,600
   EMC Corp.                                                                                            134,400          1,014,720
   Gateway, Inc. *                                                                                      241,500          1,072,260
   Hewlett-Packard Co.                                                                                  140,400          2,145,312
   International Business Machines Corp.                                                                 87,700          6,314,400
   Keane, Inc. *                                                                                        289,700          3,592,280
   Koninklijke (Royal) Philips Electronics N.V., ADR                                                    176,148          4,861,685
   Micron Technology, Inc. *                                                                            133,600          2,701,392
   Motorola, Inc.                                                                                       292,200          4,213,524
   Palm, Inc. *                                                                                         224,514            395,145
   PeopleSoft, Inc. *                                                                                   196,000          2,916,480
   Skyworks Solutions, Inc. *                                                                            63,180            350,649
   Texas Instruments, Inc.                                                                              169,900          4,026,630
   VERITAS Software Corp. *                                                                              47,064            931,396
                                                                                                                        ----------
                                                                                                                        47,639,493
                                                                                                                        ----------

MATERIALS                                                  1.3%
   Dow Chemical Co.                                                                                     108,000          3,713,040
   Rohm and Haas Co.                                                                                    126,000          5,101,740
                                                                                                                        ----------
                                                                                                                         8,814,780
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 2.2%
   ALLTEL Corp.                                                                                          94,000          4,418,000
   AT&T Corp.                                                                                           205,998          2,204,178
   SBC Communications, Inc.                                                                              97,000          2,958,500
   Sprint Corp. (FON Group)                                                                             134,000          1,421,740
   Verizon Communications                                                                                91,012          3,654,132
                                                                                                                        ----------
                                                                                                                        14,656,550
                                                                                                                        ----------

UTILITIES                                                  0.9%
   Duke Energy Corp.                                                                                    153,000          4,758,300
   FPL Group, Inc.                                                                                       23,000          1,379,770
                                                                                                                        ----------
                                                                                                                         6,138,070
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $326,212,285)                                                                                                   319,660,327
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                  % Net   Coupon          Maturity            Par             Value
                                                                 Assets    Rate             Date            Amount          (Note 2)
                                                                 ------    ----             ----            ------          --------
ASSET BACKED:                                                     4.2%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5          8.050%         09/21/30         $5,150,000      $5,630,248
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1         7.535          07/01/32          5,000,000       5,052,045
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3         6.090          09/01/33          2,100,000       2,160,280
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1             8.970          11/15/27          4,100,000       4,244,477
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2              8.750          08/15/27          6,400,000       6,061,000
   Peco Energy Transition Trust, Series 1999-A, Class A7                  6.130          03/01/09          4,000,000       4,239,121
                                                                                                                          ----------
TOTAL ASSET BACKED
(COST: $26,791,765)                                                                                                       27,387,171
                                                                                                                          ----------

COMMERCIAL MORTGAGE BACKED:                                       2.7%
   Bear Stearns Commercial Mortgage Securities, Inc.,
       Series 2001-TOP2, Class A2                                         6.480          02/15/35          4,000,000       4,233,964
   Duke Weeks Industrial Trust, Series 2001-DW1, Class A2                 7.151          10/15/10          3,000,000       3,276,924
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3             6.920          03/15/32          3,635,000       3,919,560
   Morgan Stanley Capital I, Inc., Series 2000-LIF2, Class A2             7.200          10/15/33          6,000,000       6,600,448
                                                                                                                          ----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $17,453,486)                                                                                                       18,030,896
                                                                                                                          ----------

PRIVATE LABEL MORTGAGE BACKED:                                    3.3%
   Banc of America Funding Corp., Series 2002-1, Class A2                 7.000          06/20/32          6,284,130       6,565,443
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10           6.750          06/25/32          5,600,000       5,737,928
   Residential Asset Securitization Trust, Series 2002-A1, Class A2       5.350          09/25/26          3,300,000       3,379,636
   Washington Mutual, Series 2002-AR4, Class A5                           5.598          04/25/32          6,000,000       6,084,283
                                                                                                                          ----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $21,458,344)                                                                                                       21,767,290
                                                                                                                          ----------


CORPORATE NOTES AND BONDS:                                       16.8%

CAPITAL GOODS                                                     0.1%
   Giddings & Lewis, Inc.                                                 7.500          10/01/05            500,000         529,020
                                                                                                                          ----------

CHEMICALS                                                         0.4%
   Dow Chemical Co.                                                       7.375          11/01/29          2,400,000       2,532,876
                                                                                                                          ----------

CONSUMER DISCRETIONARY                                            0.3%
   AARP (C)                                                               7.500          05/01/31          2,000,000       2,128,092
                                                                                                                          ----------

CONSUMER STAPLES                                                  0.8%
   Anheuser-Busch Cos., Inc.                                              6.500          05/01/42          2,000,000       1,999,774
   Delhaize America, Inc.                                                 7.375          04/15/06          2,000,000       2,079,522
   Safeway, Inc.                                                          6.850          09/15/04          1,000,000       1,063,966
                                                                                                                          ----------
                                                                                                                           5,143,262
                                                                                                                          ----------

ENERGY                                                            5.5%
   Allegheny Energy, Inc.                                                 7.750          08/01/05          2,500,000       2,703,073
   Anadarko Petroleum Corp.                                               5.375          03/01/07          2,000,000       2,027,358
   Burlington Resources Finance Co.                                       5.700          03/01/07          2,000,000       2,052,390
   Coastal Corp.                                                          7.500          08/15/06          3,000,000       3,054,219
   DTE Energy Co.                                                         6.450          06/01/06          2,000,000       2,083,748
   Energy East Corp.                                                      8.050          11/15/10          2,000,000       2,206,902
   FirstEnergy Corp., Series A                                            5.500          11/15/06          2,000,000       1,957,428
   Kinder Morgan, Inc.                                                    6.650          03/01/05          2,500,000       2,622,675
   Niagara Mohawk Power Corp., Series F                                   7.625          10/01/05          2,532,928       2,753,680
   Occidental Petroleum Corp.                                             5.875          01/15/07          2,500,000       2,589,930
   Phillips Petroleum Co.                                                 8.500          05/25/05          2,500,000       2,794,277
   Progress Energy, Inc.                                                  7.750          03/01/31          2,000,000       2,145,124
   Sunoco, Inc.                                                           7.125          03/15/04          2,000,000       2,101,576
   Virginia Electric & Power Co., Series A                                5.750          03/31/06          3,000,000       3,080,229
   Williams Cos., Inc., Series A                                          6.750          01/15/06          2,000,000       1,623,882
                                                                                                                          ----------
                                                                                                                          35,796,491
                                                                                                                          ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net       Coupon           Maturity            Par             Value
                                                          Assets        Rate              Date            Amount          (Note 2)
                                                          ------        ----              ----            ------          --------

FINANCE                                                    4.2%
   American General Finance Corp.                                       5.750%         03/15/07         $2,500,000      $2,586,993
   BankAmerica Corp.                                                    6.625          10/15/07          3,000,000       3,214,542
   Bear Stearns Cos., Inc.                                              7.800          08/15/07          2,000,000       2,210,166
   CIT Group, Inc.                                                      5.570          12/08/03          1,500,000       1,435,139
   Countrywide Home Loans, Inc.                                         6.840          10/22/04          1,000,000       1,061,969
   General Electric Global Insurance Corp.                              7.000          02/15/26          3,500,000       3,541,622
   Household Finance Corp.                                              6.500          11/15/08          3,100,000       3,109,892
   MBNA America Bank N.A.                                               6.875          07/15/04          2,000,000       2,107,838
   Merrill Lynch & Co., Inc.                                            7.375          05/15/06          2,500,000       2,735,732
   U.S. Bank NA                                                         6.300          02/04/14          2,000,000       2,057,822
   Washington Mutual Finance                                            6.250          05/15/06          3,000,000       3,113,973
                                                                                                                        ----------
                                                                                                                        27,175,688
                                                                                                                        ----------

INDUSTRIALS                                                1.7%
   Bombardier Capital, Inc. (C)                                         6.125          06/29/06          2,000,000       2,055,000
   Caterpillar Financial Services Corp.                                 7.590          12/10/03          2,000,000       2,122,658
   Ford Motor Credit Co.                                                7.600          08/01/05          2,000,000       2,099,794
   General Motors Acceptance Corp.                                      6.875          09/15/11          2,250,000       2,233,838
   International Paper Co.                                              8.125          07/08/05          2,400,000       2,639,151
                                                                                                                        ----------
                                                                                                                        11,150,441
                                                                                                                        ----------

MEDIA                                                      0.4%
   Comcast Cable Communications                                         8.375          05/01/07          2,500,000       2,560,490
                                                                                                                        ----------

REITS                                                      0.2%
   Avalonbay Communities, Inc.                                          6.580          02/15/04          1,000,000       1,041,665
                                                                                                                        ----------

TECHNOLOGY                                                 0.3%
   Lockheed Martin Corp.                                                7.250          05/15/06          2,000,000       2,173,062
                                                                                                                        ----------

TELECOMMUNICATIONS                                         2.3%
   AOL Time Warner, Inc.                                                6.125          04/15/06          3,000,000       2,915,961
   Bellsouth Capital Funding Corp.                                      7.875          02/15/30          2,000,000       2,238,960
   Cox Communications, Inc.                                             6.875          06/15/05          2,500,000       2,483,747
   Sprint Capital Corp.                                                 7.125          01/30/06          1,500,000       1,200,287
   TCI Communications, Inc.                                             8.650          09/15/04          2,500,000       2,583,945
   Telephone & Data Systems, Inc.                                       7.000          08/01/06          1,500,000       1,558,935
   Verizon Wireless, Inc. (C)                                           5.375          12/15/06          2,500,000       2,332,372
                                                                                                                        ----------
                                                                                                                        15,314,207
                                                                                                                        ----------

TRANSPORTATION                                             0.6%
   Norfolk Southern Corp.                                               7.250          02/15/31          2,000,000       2,072,274
   Southwest Airlines Co.                                               8.750          10/15/03          2,000,000       2,103,312
                                                                                                                        ----------
                                                                                                                         4,175,586
                                                                                                                        ----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $108,421,212)                                                                                                   109,720,880
                                                                                                                        ----------


MORTGAGE BACKED:                                          11.7%

FEDERAL HOME LOAN MORTGAGE CORP.                           4.1%
   Series 1974 Class ZA                                                 7.000          07/15/27          7,047,019       7,640,529
   Pool # C01005                                                        8.000          06/01/30          1,894,338       2,010,298
   Series 2351 Class PX                                                 6.500          07/15/30          3,000,000       3,070,572
   Pool # C48580                                                        7.000          03/01/31          4,494,423       4,660,313
   Pool # C62333                                                        6.500          01/01/32          5,472,753       5,591,232
   Pool # C65648                                                        6.500          03/01/32          3,414,639       3,488,368
                                                                                                                        ----------
                                                                                                                        26,461,312
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net       Coupon           Maturity            Par             Value
                                                          Assets        Rate              Date            Amount          (Note 2)
                                                          ------        ----              ----            ------          --------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                      5.8%
   Pool # 383475                                                        6.100%         04/01/11         $4,364,438      $4,551,749
   Pool # 547618                                                        6.500          09/01/15          2,198,577       2,278,641
   Pool # 582558                                                        6.000          05/01/16          4,637,163       4,736,845
   Pool # 253847                                                        6.000          05/01/21          5,115,188       5,153,494
   Series 1996-M6 Class G                                               7.750          09/17/23             45,723          45,779
   Series 1998-63, Class PG                                             6.000          03/25/27          3,000,000       3,071,838
   Pool # 519049                                                        8.000          09/01/29          1,962,234       2,087,276
   Pool # 607515                                                        7.000          11/01/31          4,268,226       4,425,213
   Series 2001-72 Class NC                                              6.000          11/01/31          3,000,000       3,080,285
   Pool # 611619                                                        6.000          02/01/32          4,936,142       4,930,320
   Pool # 644591                                                        7.000          05/01/32          3,641,726       3,775,670
                                                                                                                        ----------
                                                                                                                        38,137,110
                                                                                                                        ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                   1.8%
   Pool # 002921                                                        7.500          05/20/30          3,541,168       3,727,095
   Pool # 002957                                                        7.500          08/20/30            348,126         366,404
   Pool # 002972                                                        7.500          09/20/30          3,029,269       3,188,319
   Pool # 003068                                                        6.500          04/20/31          4,679,266       4,763,761
                                                                                                                        ----------
                                                                                                                        12,045,579
                                                                                                                        ----------

TOTAL MORTGAGE BACKED
(COST: $74,176,722)                                                                                                     76,644,001
                                                                                                                        ----------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                    9.4%

FEDERAL FARM CREDIT BANK                                   0.6%         6.125          12/29/15          4,000,000       4,131,628
                                                                                                                        ----------

FEDERAL HOME LOAN BANK                                     0.6%         6.875          08/15/05            900,000         984,568
                                                                        4.875          02/15/07          2,000,000       2,041,568
                                                                        5.750          05/15/12            750,000         770,255
                                                                                                                        ----------
                                                                                                                         3,796,391
                                                                                                                        ----------

FEDERAL HOME LOAN MORTGAGE CORP.                           1.4%         4.125          02/04/05          3,250,000       3,285,415
                                                                        4.700          12/06/05          1,500,000       1,526,658
                                                                        5.375          08/16/06          2,000,000       2,074,586
                                                                        5.750          04/29/09          2,500,000       2,557,703
                                                                                                                        ----------
                                                                                                                         9,444,362
                                                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                      1.7%         6.400          05/14/09          6,600,000       6,933,537
                                                                        6.250          07/19/11          3,000,000       3,094,782
                                                                        6.200          06/13/17          1,000,000         992,486
                                                                                                                        ----------
                                                                                                                        11,020,805
                                                                                                                        ----------

U.S. TREASURY BONDS                                        3.4%        11.125          08/15/03          3,000,000       3,297,807
                                                                       10.750          08/15/05          1,500,000       1,819,329
                                                                        9.125          05/15/09          6,000,000       6,682,032
                                                                        6.250          05/15/30          9,400,000      10,182,475
                                                                                                                        ----------
                                                                                                                        21,981,643
                                                                                                                        ----------

U.S. TREASURY NOTES                                        1.7%         4.625          05/15/06          9,500,000       9,785,000
                                                                        3.500          11/15/06          1,500,000       1,473,282
                                                                                                                        ----------
                                                                                                                        11,258,282
                                                                                                                        ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $60,369,281)                                                                                                     61,633,111
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                          Shares          (Note 2)
                                                          ------                                          ------          --------

INVESTMENT COMPANY:                                        0.4%
   SSgA Prime Money Market Fund                                                                          2,425,670      $2,425,670
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $2,425,670)                                                                                                       2,425,670
                                                                                                                        ----------


TOTAL INVESTMENTS                                         97.3%                                                        637,269,346
(COST: $637,308,765**)
NET OTHER ASSETS AND LIABILITIES                           2.7%                                                         17,400,076
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                       $654,669,422
                                                      ==========                                                       ===========

  *Non-income producing

**At June 30, 2002, the cost of securities for federal tax purposes was $637,282,036. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................  $52,254,863
     Gross unrealized depreciation................................  (52,294,282)
                                                                    -----------
     Net unrealized depreciation..................................     ($39,419)
                                                                    ===========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.


ADR    American Depository Receipt.
PLC    Pubic Limited Company.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            98.5%

CONSUMER DISCRETIONARY                                     8.2%
   McDonald's Corp.                                                                                     935,600        $26,617,820
   Target Corp.                                                                                         759,100         28,921,710
   Wal-Mart Stores, Inc.                                                                                160,800          8,845,608
   Walt Disney Co.                                                                                      609,100         11,511,990
                                                                                                                        ----------
                                                                                                                        75,897,128
                                                                                                                        ----------

CONSUMER STAPLES                                           8.6%
   General Mills, Inc.                                                                                  276,800         12,201,344
   Kimberly-Clark Corp.                                                                                 396,900         24,607,800
   Kroger Co. *                                                                                       1,083,900         21,569,610
   Sara Lee Corp.                                                                                     1,012,400         20,895,936
                                                                                                                        ----------
                                                                                                                        79,274,690
                                                                                                                        ----------

ENERGY                                                     8.8%
   BP PLC, ADR                                                                                          355,880         17,968,381
   ChevronTexaco Corp.                                                                                  203,073         17,971,960
   ExxonMobil Corp.                                                                                     453,200         18,544,944
   Schlumberger, Ltd.                                                                                   222,200         10,332,300
   Transocean Sedco Forex, Inc.                                                                         133,146          4,147,498
   Unocal Corp.                                                                                         343,550         12,690,737
                                                                                                                        ----------
                                                                                                                        81,655,820
                                                                                                                        ----------

FINANCIALS                                                26.2%
   Allstate Corp.                                                                                       938,026         34,688,201
   Bank of America Corp.                                                                                269,871         18,988,124
   Bank One Corp.                                                                                       456,640         17,571,507
   Citigroup, Inc.                                                                                      720,014         27,900,543
   Countrywide Credit Industries, Inc.                                                                  540,000         26,055,000
   FleetBoston Financial Corp.                                                                          343,600         11,115,460
   Household International, Inc.                                                                        356,000         17,693,200
   Morgan Stanley Dean Witter & Co.                                                                     448,000         19,299,840
   Prudential Financial, Inc. *                                                                         775,000         25,854,000
   SunTrust Banks, Inc.                                                                                 306,800         20,776,496
   Wachovia Corp.                                                                                       584,500         22,316,210
                                                                                                                        ----------
                                                                                                                       242,258,581
                                                                                                                        ----------

HEALTHCARE                                                 9.8%
   Baxter International, Inc.                                                                           282,200         12,543,790
   Bristol-Myers Squibb Co.                                                                             624,500         16,049,650
   GlaxoSmithKline PLC, ADR                                                                             376,650         16,248,681
   Guidant Corp. *                                                                                      408,600         12,351,978
   Merck & Co., Inc.                                                                                    308,500         15,622,440
   Wyeth                                                                                                358,200         18,339,840
                                                                                                                        ----------
                                                                                                                        91,156,379
                                                                                                                        ----------

INDUSTRIALS                                               11.4%
   Burlington Northern Santa Fe Corp.                                                                   185,600          5,568,000
   Delta Air Lines, Inc.                                                                                193,000          3,860,000
   Emerson Electric Co.                                                                                 380,000         20,333,800
   Honeywell International, Inc.                                                                        766,000         26,986,180
   Textron, Inc.                                                                                        548,000         25,701,200
   United Technologies Corp.                                                                            208,800         14,177,520
   Waste Management, Inc.                                                                               348,100          9,068,005
                                                                                                                        ----------
                                                                                                                       105,694,705
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    13.5%
   Agilent Technologies, Inc. *                                                                         224,098          5,299,918
   Applied Materials, Inc. *                                                                            348,800          6,634,176
   Automatic Data Processing, Inc.                                                                      374,500         16,309,475
   Computer Associates International, Inc.                                                              505,100          8,026,039

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Computer Sciences Corp. *                                                                            312,700        $14,947,060
   EMC Corp.                                                                                            457,100          3,451,105
   Hewlett-Packard Co.                                                                                  686,035         10,482,615
   Intel Corp.                                                                                          368,500          6,732,495
   International Business Machines Corp.                                                                267,800         19,281,600
   Koninklijke (Royal) Philips Electronics N.V., ADR                                                    386,174         10,658,402
   Motorola, Inc.                                                                                       875,000         12,617,500
   Nortel Networks Corp.                                                                                664,600            963,670
   Texas Instruments, Inc.                                                                              426,700         10,112,790
                                                                                                                        ----------
                                                                                                                       125,516,845
                                                                                                                        ----------

MATERIALS                                                  4.5%
   Bowater, Inc.                                                                                        200,000         10,874,000
   Dow Chemical Co.                                                                                     422,050         14,510,079
   E.I. du Pont de Nemours & Co.                                                                        371,000         16,472,400
                                                                                                                        ----------
                                                                                                                        41,856,479
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 5.3%
   ALLTEL Corp.                                                                                         294,000         13,818,000
   AT&T Corp.                                                                                           748,054          8,004,178
   SBC Communications, Inc.                                                                             300,000          9,150,000
   Sprint Corp. (FON Group)                                                                             646,000          6,854,060
   Verizon Communications                                                                               272,035         10,922,205
                                                                                                                        ----------
                                                                                                                        48,748,443
                                                                                                                        ----------

UTILITIES                                                  2.2%
   Duke Energy Corp.                                                                                    646,000         20,090,600
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $924,614,352)                                                                                                   912,149,670
                                                                                                                        ----------

INVESTMENT COMPANY:                                        1.4%
   SSgA Prime Money Market Fund                                                                      12,772,631         12,772,631
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $12,772,631)                                                                                                     12,772,631
                                                                                                                        ----------

TOTAL INVESTMENTS                                         99.9%                                                        924,922,301
(COST: $937,386,983**)
NET OTHER ASSETS AND LIABILITIES                           0.1%                                                            950,364
                                                      ----------                                                     -------------
TOTAL NET ASSETS                                         100.0%                                                       $925,872,665
                                                      ==========                                                     =============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $937,386,983. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation.............................. $108,692,044
       Gross unrealized depreciation.............................. (121,156,726)
                                                                    -----------
       Net unrealized depreciation................................ ($12,464,682)
                                                                    ===========

ADR    American Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            96.6%

CONSUMER DISCRETIONARY                                    10.8%
   Brinker International, Inc. *                                                                        236,100         $7,496,175
   Carnival Corp.                                                                                       534,400         14,797,536
   Cox Communications, Inc., Class A *                                                                  701,000         19,312,550
   Liberty Media Corp., Class A *                                                                     1,719,300         17,193,000
   Tiffany & Co.                                                                                        403,800         14,213,760
                                                                                                                        ----------
                                                                                                                        73,013,021
                                                                                                                        ----------

CONSUMER STAPLES                                           5.0%
   CVS Corp.                                                                                            615,300         18,828,180
   Safeway, Inc. *                                                                                      520,000         15,178,800
                                                                                                                        ----------
                                                                                                                        34,006,980
                                                                                                                        ----------

ENERGY                                                     8.8%
   Grant Prideco, Inc. *                                                                                515,600          7,012,160
   Kerr-McGee Corp.                                                                                     198,100         10,608,255
   Marathon Oil Corp.                                                                                   459,800         12,469,776
   Phillips Petroleum Co.                                                                               235,400         13,860,352
   Weatherford International, Ltd. *                                                                    362,700         15,668,640
                                                                                                                        ----------
                                                                                                                        59,619,183
                                                                                                                        ----------

FINANCIALS                                                17.6%
   ACE, Ltd.                                                                                            530,600         16,766,960
   Chubb Corp.                                                                                          134,200          9,501,360
   Freddie Mac                                                                                          387,400         23,708,880
   MBIA, Inc.                                                                                           348,000         19,672,440
   The Bank of New York Co., Inc.                                                                       252,700          8,528,625
   U.S. Bancorp                                                                                         664,600         15,518,410
   Wells Fargo & Co.                                                                                    328,600         16,449,716
   Zions Bancorp.                                                                                       182,900          9,529,090
                                                                                                                        ----------
                                                                                                                       119,675,481
                                                                                                                        ----------

HEALTHCARE                                                18.7%
   Applera Corp.- Applied Biosystems Group                                                              597,800         11,651,122
   Boston Scientific Corp. *                                                                            799,400         23,438,408
   Elan Corp. PLC, ADR *                                                                                571,800          3,127,746
   Genzyme Corp. *                                                                                      274,700          5,285,228
   HEALTHSOUTH Corp. *                                                                                1,454,300         18,600,497
   IMS Health, Inc.                                                                                   1,169,300         20,988,935
   MedImmune, Inc. *                                                                                    193,700          5,113,680
   Pharmacia Corp.                                                                                      586,716         21,972,514
   QLT, Inc. *                                                                                          414,000          5,526,900
   Schering-Plough Corp.                                                                                472,500         11,623,500
                                                                                                                        ----------
                                                                                                                       127,328,530
                                                                                                                        ----------

INDUSTRIALS                                               12.4%
   Allied Waste Industries, Inc. *                                                                    1,175,100         11,280,960
   Dover Corp.                                                                                          570,800         19,978,000
   FedEx Corp.                                                                                          247,100         13,195,140
   Illinois Tool Works, Inc.                                                                            322,000         21,992,600
   Pall Corp.                                                                                           852,000         17,679,000
                                                                                                                        ----------
                                                                                                                        84,125,700
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    14.4%
   3Com Corp. *                                                                                         354,600          1,560,240
   ADC Telecommunications, Inc. *                                                                     1,120,100          2,565,029
   Altera Corp. *                                                                                       411,400          5,595,040
   Autodesk, Inc.                                                                                     1,263,000         16,734,750
   Cadence Design Systems, Inc. *                                                                       729,200         11,754,704
   Celestica, Inc. *                                                                                    253,900          5,766,069

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Conexant Systems, Inc.                                                                               680,498         $1,102,407
   EMC Corp.                                                                                            593,100          4,477,905
   Gateway, Inc. *                                                                                      682,400          3,029,856
   Keane, Inc. *                                                                                        859,900         10,662,760
   KLA-Tencor Corp. *                                                                                   138,900          6,110,211
   Micron Technology, Inc. *                                                                            456,000          9,220,320
   Palm, Inc. *                                                                                         756,945          1,332,223
   PeopleSoft, Inc. *                                                                                   718,200         10,686,816
   Sanmina Corp. *                                                                                      544,544          3,436,073
   Skyworks Solutions, Inc. *                                                                           238,855          1,325,644
   VERITAS Software Corp. *                                                                             136,689          2,705,076
                                                                                                                        ----------
                                                                                                                        98,065,123
                                                                                                                        ----------

MATERIALS                                                  3.8%
   Praxair, Inc.                                                                                        217,700         12,402,369
   Rohm and Haas Co.                                                                                    330,600         13,385,994
                                                                                                                        ----------
                                                                                                                        25,788,363
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 3.7%
   BellSouth Corp.                                                                                      358,000         11,277,000
   CenturyTel, Inc.                                                                                     465,100         13,720,450
                                                                                                                        ----------
                                                                                                                        24,997,450
                                                                                                                        ----------

UTILITIES                                                  1.4%
   FPL Group, Inc.                                                                                      158,000          9,478,420
                                                                                                                        ----------


TOTAL COMMON STOCKS
(COST: $755,073,998)                                                                                                   656,098,251
                                                                                                                        ----------

INVESTMENT COMPANY:                                        3.5%
   SSgA Prime Money Market Fund                                                                      23,583,320         23,583,320
                                                                                                                        ----------

TOTAL INVESTMENT COMPANY
(COST: $23,583,320)                                                                                                     23,583,320
                                                                                                                        ----------

TOTAL INVESTMENTS                                        100.1%                                                        679,681,571
(COST: $778,657,318**)
NET OTHER ASSETS AND LIABILITIES                          (0.1%)                                                         (355,111)
                                                      ----------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                       $679,326,460
                                                      ==========                                                      ============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $778,657,318. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..............................  $55,368,859
       Gross unrealized depreciation.............................. (154,344,606)
                                                                    -----------
       Net unrealized depreciation................................ ($98,975,747)
                                                                    ===========
ADR    American Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
COMMON STOCKS:                                            97.0%

CONSUMER DISCRETIONARY                                    12.6%
   Applebee's International, Inc.                                                                        12,225           $280,564
   Belo Corp., Class A                                                                                   86,000          1,944,460
   CEC Entertainment, Inc. *                                                                              6,500            268,450
   Charter Communications, Inc., Class A *                                                              107,800            439,824
   Ethan Allen Interiors, Inc.                                                                           62,800          2,188,580
   Guitar Center, Inc. *                                                                                 23,400            434,070
   Hibbett Sporting Goods, Inc. *                                                                        19,200            487,680
   Hughes Supply, Inc.                                                                                    7,300            327,770
   Interpublic Group of Companies, Inc.                                                                  32,300            799,748
   J. Jill Group, Inc. *                                                                                 11,700            444,015
   Lancaster Colony Corp.                                                                                13,800            492,108
   Linens 'N Things, Inc. *                                                                              27,200            892,432
   O'Reilly Automotive, Inc. *                                                                           13,000            358,280
   Outback Steakhouse, Inc. *                                                                            25,400            891,540
   The Talbots, Inc.                                                                                     69,700          2,439,500
   Toys "R" Us, Inc. *                                                                                  107,000          1,869,290
   Tractor Supply Co. *                                                                                   4,600            326,554
   Wilsons The Leather Experts, Inc. *                                                                   24,150            338,100
                                                                                                                        ----------
                                                                                                                        15,222,965
                                                                                                                        ----------

CONSUMER STAPLES                                           4.5%
   Hain Celestial Group, Inc. *                                                                         122,300          2,262,550
   McCormick & Co., Inc.                                                                                 81,100          2,088,325
   Riviana Foods, Inc.                                                                                   14,200            360,098
   Sensient Technologies Corp.                                                                           12,000            273,120
   Universal Corp.                                                                                       12,800            469,760
                                                                                                                        ----------
                                                                                                                         5,453,853
                                                                                                                        ----------

ENERGY                                                     4.5%
   BJ Services Co. *                                                                                     40,800          1,382,304
   CARBO Ceramics, Inc.                                                                                   8,500            314,075
   ENSCO International, Inc.                                                                             49,800          1,357,548
   Patina Oil & Gas Corp.                                                                                 8,750            240,012
   Petroleum Geo-Services ASA (PGS), ADR *                                                              120,800            434,880
   Smith International, Inc. *                                                                           18,800          1,281,972
   St. Mary Land & Exploration Co.                                                                       16,400            392,436
                                                                                                                        ----------
                                                                                                                         5,403,227
                                                                                                                        ----------

FINANCIALS                                                22.2%
   AMB Property Corp.                                                                                    12,000            372,000
   AMBAC Financial Group, Inc.                                                                           36,000          2,419,200
   American Capital Strategies, Ltd.                                                                      8,000            219,760
   American Financial Holdings, Inc.                                                                      7,300            218,416
   Annuity and Life Re (Holdings), Ltd.                                                                  19,900            359,991
   Apex Mortgage Capital, Inc.                                                                           17,500            262,325
   Arden Realty, Inc.                                                                                    11,900            338,555
   Associated Banc-Corp.                                                                                 41,184          1,553,049
   Bank of Bermuda, Ltd.                                                                                 16,570            741,507
   Bank of Hawaii Corp.                                                                                   8,700            243,600
   Bear Stearns Co., Inc.                                                                                40,000          2,448,000
   Colonial BancGroup, Inc.                                                                              71,700          1,075,500
   Compass Bancshares, Inc.                                                                              39,600          1,330,560
   Delphi Financial Group, Inc., Class A                                                                  6,200            268,770
   Financial Federal Corp. *                                                                              7,700            254,870
   First Tennessee National Corp.                                                                        39,200          1,501,360
   FirstMerit Corp.                                                                                      34,700            957,026
   Getty Realty Corp.                                                                                    12,500            253,125
   Hibernia Corp., Class A                                                                               59,700          1,181,463
   IPC Holdings, Ltd.                                                                                    14,900            455,046
   Liberty Property Trust                                                                                10,600            371,000
   Marshall & Ilsley Corp.                                                                               42,600          1,317,618

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
FINANCIALS (Continued)
   MGIC Investment Corp.                                                                                 21,000         $1,423,800
   Mid-Atlantic Realty Trust                                                                             16,400            288,640
   Principal Financial Group, Inc. *                                                                     38,000          1,178,000
   Protective Life Corp.                                                                                 44,000          1,456,400
   Radian Group, Inc.                                                                                    30,000          1,465,500
   RAIT Investment Trust                                                                                 15,400            365,442
   Reckson Assoc. Realty Corp.                                                                           11,800            293,820
   Reinsurance Group of America, Inc.                                                                    15,400            474,628
   Rouse Co.                                                                                              6,200            204,600
   Sky Financial Group, Inc.                                                                             20,000            423,000
   TCF Financial Corp.                                                                                   18,400            903,440
   Universal American Financial Corp. *                                                                  28,500            187,530
                                                                                                                        ----------
                                                                                                                        26,807,541
                                                                                                                        ----------

HEALTHCARE                                                 8.7%
   AMERIGROUP Corp. *                                                                                     8,200            223,696
   Apogent Technologies, Inc. *                                                                          86,200          1,773,134
   Biogen, Inc. *                                                                                        25,800          1,068,894
   Celgene Corp. *                                                                                       30,800            471,240
   CorVel Corp. *                                                                                         6,350            212,705
   ICN Pharmaceuticals, Inc.                                                                             54,400          1,317,024
   IDEXX Laboratories, Inc. *                                                                            47,600          1,227,604
   MAXIMUS, Inc. *                                                                                       12,900            408,930
   Ocular Sciences, Inc. *                                                                               12,000            318,000
   Omnicare, Inc.                                                                                        82,600          2,169,076
   Orthodontic Centers of America, Inc. *                                                                23,400            539,370
   Orthofix International N.V. *                                                                          4,500            158,175
   PolyMedica Corp. *                                                                                    14,800            377,992
   Young Innovations, Inc. *                                                                              8,150            177,018
                                                                                                                        ----------
                                                                                                                        10,442,858
                                                                                                                        ----------

INDUSTRIALS                                               16.2%
   Airborne, Inc.                                                                                        40,000            768,000
   Albany International Corp., Class A                                                                    9,800            263,718
   Avery Dennison Corp.                                                                                  31,000          1,945,250
   Carlisle Cos., Inc.                                                                                   10,300            463,294
   Curtiss-Wright Corp., Class B                                                                          6,400            483,840
   Deswell Industries, Inc. (Hong Kong)                                                                  17,000            380,460
   Eaton Corp.                                                                                           26,000          1,891,500
   Genesee & Wyoming, Inc., Class A *                                                                    16,850            380,136
   Granite Construction, Inc.                                                                            22,600            571,780
   Ingersoll-Rand Co., Class A                                                                           42,000          1,917,720
   Kadant, Inc. *                                                                                        19,800            326,700
   Manpower, Inc.                                                                                        75,000          2,756,250
   Mueller Industries, Inc. *                                                                            43,000          1,365,250
   Parker-Hannifin Corp.                                                                                 38,000          1,816,020
   Quixote Corp.                                                                                         17,700            300,015
   Republic Services, Inc., Class A *                                                                   105,000          2,002,350
   Simpson Manufacturing Co., Inc. *                                                                      6,000            342,780
   Teleflex, Inc.                                                                                         4,200            240,030
   Trex Co., Inc. *                                                                                       8,400            263,760
   United Stationers, Inc. *                                                                             15,900            483,360
   USFreightways Corp.                                                                                    9,500            359,765
   Werner Enterprises, Inc.                                                                              11,800            251,458
                                                                                                                        ----------
                                                                                                                        19,573,436
                                                                                                                        ----------

INFORMATION TECHNOLOGY                                    12.9%
   Andrew Corp. *                                                                                        65,600            978,752
   ANSYS, Inc. *                                                                                         17,800            357,780
   Arrow Electronics, Inc. *                                                                             47,700            989,775
   Atmel Corp. *                                                                                        136,500            854,490
   ATMI, Inc. *                                                                                          45,000          1,006,650
   Axcelis Technologies, Inc. *                                                                          76,485            864,280

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)
                                                         ------                                          ------           --------
INFORMATION TECHNOLOGY (Continued)
   Black Box Corp. *                                                                                      7,900           $321,767
   Cable Design Technologies Corp. *                                                                     46,750            479,188
   Convergys Corp. *                                                                                     41,400            806,472
   Investment Technology Group, Inc. *                                                                   11,500            376,050
   LSI Logic Corp. *                                                                                     71,300            623,875
   Maxtor Corp. *                                                                                        32,308            146,032
   McDATA Corp., Class B *                                                                               53,200            473,480
   Molex, Inc.                                                                                           19,600            657,188
   Pericom Semiconductor Corp. *                                                                         21,500            249,185
   Quantum Corp. - DLT & Storage Systems *                                                               76,900            322,980
   Storage Technology Corp. *                                                                            48,600            776,142
   SunGard Data Systems, Inc. *                                                                          31,900            844,712
   Synopsys, Inc. *                                                                                      24,500          1,342,845
   Technitrol, Inc.                                                                                      10,300            239,990
   Teradyne, Inc. *                                                                                      32,300            759,050
   The Reynolds and Reynolds Co., Class A                                                                37,100          1,036,945
   Varian Semiconductor Equipment, Inc. *                                                                29,400            997,542
                                                                                                                        ----------
                                                                                                                        15,505,170
                                                                                                                        ----------

MATERIALS                                                  7.8%
   Abitibi-Consolidated, Inc.                                                                           170,000          1,569,100
   Air Products & Chemicals, Inc.                                                                        20,000          1,009,400
   Florida Rock Industries, Inc.                                                                          8,400            300,804
   Freeport-McMoRan Copper & Gold, Inc., Class B *                                                       23,400            417,690
   Martin Marietta Materials, Inc.                                                                       60,000          2,340,000
   MeadWestvaco Corp.                                                                                    76,797          2,577,307
   Sigma-Aldrich Corp.                                                                                   20,000          1,003,000
   Stillwater Mining Co. *                                                                               15,700            255,596
                                                                                                                        ----------
                                                                                                                         9,472,897
                                                                                                                        ----------

TELECOMMUNICATION SERVICES                                 0.8%
   CenturyTel, Inc.                                                                                      33,000            973,500
                                                                                                                        ----------

UTILITIES                                                  6.8%
   Alliant Energy Corp.                                                                                  71,000          1,824,700
   Cleco Corp.                                                                                           85,000          1,861,500
   Constellation Energy Group, Inc.                                                                      49,000          1,437,660
   MDU Resources Group, Inc.                                                                              4,400            115,676
   Peoples Energy Corp.                                                                                  12,900            470,334
   PNM Resources, Inc.                                                                                   14,600            353,320
   Questar Corp.                                                                                         14,600            360,620
   WGL Holdings, Inc.                                                                                    15,000            388,500
   Wisconsin Energy Corp.                                                                                55,000          1,389,850
                                                                                                                        ----------
                                                                                                                         8,202,160
                                                                                                                        ----------

TOTAL COMMON STOCKS
(COST: $108,868,101)                                                                                                   117,057,607
                                                                                                                        ----------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net        Coupon          Maturity            Par             Value
                                                          Assets         Rate             Date            Amount          (Note 2)
                                                          ------         ----             ----            ------          --------
CONVERTIBLE BONDS:                                         0.1%
BASIC MATERIALS                                            0.1%
   Freeport-McMoRan Copper & Gold, Inc. (C)                             8.250%         01/31/06            $50,000         $75,063
                                                                                                                         ---------

TOTAL CONVERTIBLE BONDS
(COST: $50,000)                                                                                                             75,063
                                                                                                                         ---------

                                                                                                          Shares
INVESTMENT COMPANY:                                        3.3%
   SSgA Prime Money Market Fund                                                                          4,008,917       4,008,917
                                                                                                                         ---------

TOTAL INVESTMENT COMPANY
(COST: $4,008,917)                                                                                                       4,008,917
                                                                                                                        ----------

TOTAL INVESTMENTS                                        100.4%                                                        121,141,587
(COST: $112,927,018**)
NET OTHER ASSETS AND LIABILITIES                          (0.4%)                                                         (526,108)
                                                      ----------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                       $120,615,479
                                                      ==========                                                      ============

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $112,927,018. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation...............................  $16,560,493
     Gross unrealized depreciation...............................   (8,345,924)
                                                                    ----------
     Net unrealized appreciation.................................   $8,214,569
                                                                    ==========

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR      American Depository Receipt.
PLC      Public Limited Company.

See accompanying notes to financial statements.

                           MULTI-CAP GROWTH STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)

COMMON STOCKS:                                            93.4%

CONSUMER DISCRETIONARY                                    16.4%
   A.C. Moore Arts & Crafts, Inc. *                                                                        750             $35,513
   Aeropostale, Inc. *                                                                                   1,280              35,034
   Bed Bath & Beyond, Inc. *                                                                             1,700              64,158
   Brunswick Corp.                                                                                       2,080              58,240
   Buca, Inc. *                                                                                          1,300              24,765
   Fairmont Hotels & Resorts, Inc.                                                                       1,280              32,998
   G & K Services, Inc., Class A                                                                           990              33,898
   Hollywood Entertainment Corp. *                                                                       2,330              48,184
   Home Depot, Inc.                                                                                      1,537              56,454
   Host Marriott Corp.                                                                                   7,600              85,880
   Iron Mountain, Inc. *                                                                                 1,170              36,094
   Knight-Ridder, Inc.                                                                                   1,100              69,245
   Liberty Media Corp., Class A *                                                                        9,900              99,000
   Lowe's Cos., Inc.                                                                                     6,000             272,400
   Mattel, Inc.                                                                                          4,200              88,536
   Moore Corp., Ltd.                                                                                     1,820              20,894
   O'Reilly Automotive, Inc. *                                                                           1,090              30,040
   OfficeMax, Inc. *                                                                                     5,100              30,039
   Ryanair Holdings PLC, ADR *                                                                             900              31,384
   Scientific Games Corp., Class A *                                                                     1,950              15,483
   SkyWest, Inc.                                                                                         1,410              32,980
   Staples, Inc. *                                                                                       2,800              55,160
   Target Corp.                                                                                          3,870             147,447
   USA Interactive *                                                                                     3,100              72,695
   Wal-Mart Stores, Inc.                                                                                 2,000             110,020
   Williams-Sonoma, Inc. *                                                                               1,900              58,254
                                                                                                                         ---------
                                                                                                                         1,644,795
                                                                                                                         ---------

CONSUMER SERVICES                                          1.3%
   Bunge, Ltd.                                                                                           2,780              58,658
   CNF, Inc.                                                                                             1,230              46,716
   Ticketmaster, Class B *                                                                               1,130              21,142
                                                                                                                         ---------
                                                                                                                           126,516
                                                                                                                         ---------

CONSUMER STAPLES                                           5.7%
   AFC Enterprises, Inc. *                                                                               1,180              36,875
   Constellation Brands, Inc., Class A *                                                                 1,510              48,320
   PepsiCo, Inc.                                                                                         4,900             236,180
   Philip Morris Cos., Inc.                                                                              3,200             139,776
   Swedish Match AB                                                                                      6,270              51,726
   The Pepsi Bottling Group, Inc.                                                                        1,800              55,440
                                                                                                                         ---------
                                                                                                                           568,317
                                                                                                                         ---------

ENERGY                                                     2.1%
   Chesapeake Energy Corp. *                                                                             4,950              35,640
   GlobalSantaFe Corp.                                                                                   2,400              65,640
   Helmerich & Payne, Inc.                                                                                 660              23,575
   Noble Corp. *                                                                                         1,300              50,180
   XTO Energy, Inc.                                                                                      1,780              36,668
                                                                                                                         ---------
                                                                                                                           211,703
                                                                                                                         ---------

FINANCIALS                                                 4.2%
   Citigroup, Inc.                                                                                       6,994             271,017
   Freddie Mac                                                                                           2,550             156,060
                                                                                                                         ---------
                                                                                                                           427,077
                                                                                                                         ---------

                           MULTI-CAP GROWTH STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)

FINANCIAL SERVICES                                         8.1%
   American International Group, Inc.                                                                    5,331            $363,734
   BISYS Group, Inc. *                                                                                   2,400              79,920
   Certegy, Inc. *                                                                                       1,900              70,509
   Goldman Sachs Group, Inc.                                                                             3,064             224,745
   Legg Mason, Inc.                                                                                      1,500              74,010
                                                                                                                         ---------
                                                                                                                           812,918
                                                                                                                         ---------

HEALTHCARE                                                23.6%
   Abbott Laboratories                                                                                   1,700              64,005
   Abgenix, Inc. *                                                                                       1,460              14,308
   AMERIGROUP Corp. *                                                                                    1,450              39,556
   AMN Healthcare Services, Inc. *                                                                       1,160              40,611
   Anthem, Inc. *                                                                                        1,150              77,602
   AstraZeneca PLC, ADR                                                                                  6,500             266,500
   Beckman Coulter, Inc.                                                                                   820              40,918
   Cephalon, Inc. *                                                                                      1,500              67,800
   Cytyc Corp. *                                                                                           802               6,111
   Eli Lilly & Co.                                                                                       3,880             218,832
   Gilead Sciences, Inc. *                                                                               2,100              69,048
   HCA, Inc.                                                                                             4,900             232,750
   McKesson Corp.                                                                                        1,900              62,130
   Millennium Pharmaceuticals, Inc. *                                                                    6,400              77,760
   NPS Pharmaceuticals, Inc. *                                                                             840              12,869
   Pharmacia Corp.                                                                                      11,000             411,950
   Schering-Plough Corp.                                                                                 5,600             137,760
   St. Jude Medical, Inc. *                                                                              1,000              73,850
   Triad Hospitals, Inc. *                                                                               1,250              52,975
   Waters Corp. *                                                                                        2,300              61,410
   Watson Pharmaceuticals, Inc. *                                                                        2,500              63,175
   Wyeth                                                                                                 5,440             278,528
                                                                                                                         ---------
                                                                                                                         2,370,448
                                                                                                                         ---------

INDUSTRIALS                                                7.2%
   Armor Holdings, Inc. *                                                                                1,760              44,880
   ASE Test, Ltd. *                                                                                      2,960              28,712
   Elcor Corp.                                                                                             770              21,059
   FedEx Corp.                                                                                           3,300             176,220
   General Electric Co.                                                                                  8,420             244,601
   Granite Construction, Inc.                                                                            1,480              37,444
   Ingersoll-Rand Co., Class A                                                                           1,400              63,924
   Manpower, Inc.                                                                                        1,920              70,560
   United Stationers, Inc. *                                                                             1,260              38,304
                                                                                                                         ---------
                                                                                                                           725,704
                                                                                                                         ---------

INFORMATION TECHNOLOGY                                    22.0%
   Acclaim Entertainment, Inc. *                                                                         5,300              18,709
   Adobe Systems, Inc.                                                                                     920              26,220
   Applied Materials, Inc. *                                                                             4,600              87,492
   Cadence Design Systems, Inc. *                                                                        4,340              69,961
   Cisco Systems, Inc. *                                                                                 8,920             124,434
   Clear Channel Communications, Inc. *                                                                  5,140             164,583
   Dell Computer Corp. *                                                                                13,420             350,799
   Fairchild Semiconductor Corp., Class A *                                                              1,280              31,104
   First Data Corp.                                                                                      8,640             321,408
   Gartner, Inc., Class A *                                                                              1,830              17,202
   Harman International Industries, Inc.                                                                   980              48,265
   Hyperion Solutions Corp. *                                                                            2,150              39,210
   Intel Corp.                                                                                          10,900             199,143
   International Rectifier Corp. *                                                                       1,600              46,640
   Intuit, Inc. *                                                                                        2,100             104,412
   Lam Research Corp. *                                                                                  4,500              80,910
   Macromedia, Inc. *                                                                                    1,050               9,314

                           MULTI-CAP GROWTH STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                          % Net                                                             Value
                                                         Assets                                          Shares           (Note 2)

INFORMATION TECHNOLOGY (Continued)
   Metron Technology N.V. *                                                                              3,620             $31,023
   Microsoft Corp. *                                                                                     5,000             273,500
   Nam Tai Electronics, Inc.                                                                             1,600              31,552
   Pericom Semiconductor Corp. *                                                                         2,260              26,193
   Symantec Corp. *                                                                                      1,900              62,415
   Teradyne, Inc. *                                                                                      2,100              49,350
                                                                                                                         ---------
                                                                                                                         2,213,839
                                                                                                                         ---------

MATERIALS                                                  0.2%
   PolyOne Corp.                                                                                         1,600              18,000
                                                                                                                         ---------

TELECOMMUNICATIONS                                         2.3%
   AOL Time Warner, Inc. *                                                                              11,920             175,343
   EchoStar Communications Corp., Class A *                                                              2,860              53,082
                                                                                                                         ---------
                                                                                                                           228,425
                                                                                                                         ---------

TRANSPORTATION                                             0.3%
   Yellow Corp. *                                                                                          800              25,920
                                                                                                                         ---------

TOTAL COMMON STOCKS
(COST: $10,332,209)                                                                                                      9,373,662
                                                                                                                         ---------

INVESTMENT COMPANY:                                        4.3%
   SSgA Prime Money Market Fund                                                                        427,625             427,625
                                                                                                                         ---------

TOTAL INVESTMENT COMPANY
(COST: $427,625)                                                                                                           427,625
                                                                                                                         ---------

TOTAL INVESTMENTS                                         97.7%                                                          9,801,287
(COST: $10,759,834**)
NET OTHER ASSETS AND LIABILITIES                           2.3%                                                            235,082
                                                      ----------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                        $10,036,369
                                                      ==========                                                      ============

*Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $10,759,834. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..............................     $110,785
       Gross unrealized depreciation..............................   (1,069,332)
                                                                      ---------
       Net unrealized depreciation................................    ($958,547)
                                                                      =========

ADR    American Depository Receipt.
PLC    Public Limited Company.


See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
COMMON STOCKS:                                            95.3%

AUSTRALIA                                                  1.4%
   BHP, Ltd.                                                                                             38,922           $225,725
   TABCORP Holdings, Ltd.                                                                                 8,900             62,639
                                                                                                                         ---------
                                                                                                                           288,364
                                                                                                                         ---------

BELGIUM                                                    1.5%
   Ackermans & van Haaren N.V.                                                                            2,000             55,202
   Fortis Group                                                                                           8,800            188,065
   Solvus S.A.                                                                                            3,818             69,627
   Solvus S.A. Strip VVPR                                                                                   218                  2
                                                                                                                         ---------
                                                                                                                           312,896
                                                                                                                         ---------

BRAZIL                                                     1.1%
   Brasileira Distribuicao Pao de Acucar, ADR                                                             1,470             26,151
   Companhia De Bebidas, ADR                                                                              2,420             37,607
   Companhia Vale do Rio Doce, ADR *                                                                      1,700             47,039
   Copel, ADR                                                                                            10,300             41,715
   Petroleo Brasileiro, S.A., ADR                                                                         1,600             30,176
   Souza Cruz, S.A.                                                                                       5,900             30,470
   Tele Norte Leste Participacoes, S.A., ADR                                                              2,500             24,875
                                                                                                                         ---------
                                                                                                                           238,033
                                                                                                                         ---------

CHILE                                                      0.3%
   AFP Provida, ADR                                                                                       3,000             70,200
                                                                                                                         ---------

CHINA                                                      0.7%
   China Mobile HK, Ltd., ADR *                                                                           4,700             68,714
   CNOOC, Ltd., ADR                                                                                       2,740             73,459
                                                                                                                         ---------
                                                                                                                           142,173
                                                                                                                         ---------

CROATIA                                                    0.3%
   Pliva d.d., GDR (C)                                                                                    4,500             64,905
                                                                                                                         ---------

EGYPT                                                      0.3%
   Commercial International Bank of Egypt                                                                 4,400             26,438
   Egypt Mobile Telecom                                                                                   4,704             27,658
                                                                                                                         ---------
                                                                                                                            54,096
                                                                                                                         ---------

FINLAND                                                    2.1%
   Amer Group, Ltd.                                                                                       3,300            107,348
   Nokia Oyj                                                                                             10,100            147,549
   Samp Leonia Insurance                                                                                  6,800             52,954
   UPM-Kymmene Corp.                                                                                      1,800             70,726
   Vaisala Oyj                                                                                            2,100             57,445
                                                                                                                         ---------
                                                                                                                           436,022
                                                                                                                         ---------

FRANCE                                                     8.2%
   Alcatel S.A.                                                                                           9,100             63,151
   BNP Paribas                                                                                            7,580            418,431
   Carbone-Lorraine, S.A.                                                                                 1,700             52,954
   Carrefour S.A.                                                                                         2,500            135,048
   GrandVision S.A.                                                                                       3,200             53,625
   Lagardere S.C.A.                                                                                       4,770            206,137
   Neopost, S.A.                                                                                          1,900             75,479
   Schneider Electric S.A.                                                                                1,400             75,144
   Societe BIC S.A.                                                                                       2,100             83,838
   Suez, S.A.                                                                                             5,840            155,433
   Total Fina Elf, Series B                                                                               2,290            371,111
   Union Financiere de France Banque S.A.                                                                 1,000             30,184
                                                                                                                         ---------
                                                                                                                         1,720,535
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
GERMANY                                                    4.3%
   Allianz AG Holdings NPV                                                                                  580           $116,891
   Bayerische Motoren Werke (BMW) AG                                                                      2,700            109,416
   E. On AG NPV                                                                                           5,290            306,359
   Metro AG NPV                                                                                           5,600            171,954
   Siemens AG NPV                                                                                         2,100            125,819
   Stada Arzneimittel AG                                                                                  1,100             43,915
   Techem AG *                                                                                            2,200             28,626
                                                                                                                         ---------
                                                                                                                           902,980
                                                                                                                         ---------

HONG KONG                                                  1.4%
   CLP Holdings, Ltd.                                                                                    17,000             67,566
   Esprit Asia Holdings, Ltd.                                                                            40,545             77,974
   Tingyi Holdings Corp.                                                                                276,000             84,041
   Yue Yuen Industrial Holdings, Ltd.                                                                    22,000             66,143
                                                                                                                         ---------
                                                                                                                           295,724
                                                                                                                         ---------

HUNGARY                                                    0.4%
   EGIS Rt.                                                                                                 540             31,319
   Gedeon Richter Rt.                                                                                     1,120             64,057
                                                                                                                         ---------
                                                                                                                            95,376
                                                                                                                         ---------

INDIA                                                      0.9%
   Hindalco Industries, Ltd., GDR                                                                         2,100             30,540
   Hindustan Lever, Ltd.                                                                                  7,600             30,075
   Reliance Industries, Ltd.                                                                              3,870             46,363
   Satyam Computer Services                                                                               3,600             16,965
   State Bank of India, GDR (C)                                                                           7,500             73,836
                                                                                                                         ---------
                                                                                                                           197,779
                                                                                                                         ---------

INDONESIA                                                  0.7%
   HM Sampoerna Tbk PT *                                                                                183,500             86,348
   Telekomunikasi Indonesia                                                                              36,000             15,494
   Telekomunikasi Indonesia, ADR                                                                          5,400             47,520
                                                                                                                         ---------
                                                                                                                           149,362
                                                                                                                         ---------

IRELAND                                                    2.5%
   Allied Irish Banks PLC                                                                                14,100            185,414
   Bank of Ireland - Ord                                                                                  6,200             76,885
   CRH PLC                                                                                               10,368            173,233
   DCC PLC                                                                                                3,100             35,295
   Uts Waterford Wedgwood                                                                                83,321             49,280
                                                                                                                         ---------
                                                                                                                           520,107
                                                                                                                         ---------

ISRAEL                                                     0.3%
   Bank Hapoalim, Ltd.                                                                                   19,600             30,791
   Koor Industries, Ltd. *                                                                                  730             17,778
   TTI Team Telecom International, Ltd. *                                                                 1,000             16,010
                                                                                                                         ---------
                                                                                                                            64,579
                                                                                                                         ---------

ITALY                                                      6.0%
   Alleanza Assicurazioni SpA                                                                            14,150            135,578
   Davide Campari-Milano SpA                                                                              1,100             36,325
   ENI SpA                                                                                               27,100            430,092
   Ferretti SpA                                                                                          10,400             36,599
   Interpump Group SpA                                                                                   15,400             64,062
   Natuzzi SpA, ADR                                                                                       3,800             57,722
   San Paolo - IMI SpA                                                                                   20,800            208,317
   Telecom Italia SpA                                                                                    38,700            302,518
                                                                                                                         ---------
                                                                                                                         1,271,213
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
JAPAN                                                     11.9%
   ACOM Co., Ltd.                                                                                         2,800           $191,315
   ADERANS Co., Ltd.                                                                                      1,200             37,642
   Aiful Corp.                                                                                            1,000             65,574
   Belluna Co., Ltd.                                                                                      1,200             46,853
   Canon, Inc.                                                                                            6,000            226,755
   Diamond Lease Co., Ltd.                                                                                2,000             41,380
   East Japan Railway Co.                                                                                    30            140,408
   Hisamitsu Pharmaceutical Co., Inc.                                                                     3,000             39,219
   Hokuto Corp.                                                                                             960             24,988
   Japan Digital Laboratory Co., Ltd.                                                                     3,000             24,828
   KOSE Corp.                                                                                             1,000             30,701
   Meitec Corp.                                                                                             700             23,126
   Nikko Cordial Corp.                                                                                   46,000            232,178
   Nippon Ceramic Co., Ltd.                                                                               2,000             21,775
   Nippon Telegraph & Telephone Corp.                                                                        33            135,728
   Nissan Motor Co., Ltd.                                                                                36,000            249,280
   Nissin Kogyo Co., Ltd.                                                                                 1,800             40,771
   NTT DoCoMo, Inc.                                                                                          48            118,133
   Orix Corp.                                                                                             1,700            137,146
   Secom Techno Service Co., Ltd.                                                                         1,000             23,777
   Sony Corp.                                                                                             4,800            253,485
   Suruga Bank, Ltd.                                                                                      7,000             33,171
   Toyota Motor Corp.                                                                                    12,600            334,276
   Yoshinoya D&C Co., Ltd.                                                                                   18             32,286
                                                                                                                         ---------
                                                                                                                         2,504,795
                                                                                                                         ---------

MALAYSIA                                                   0.1%
   Maxis Communications Berhard *                                                                        12,000             15,316
                                                                                                                         ---------

MEXICO                                                     1.7%
   America Telecom, S.A. de C.V., Series A1 *                                                            44,000             26,033
   Carso Global Telecom, Series A1 *                                                                     15,500             16,787
   Cemex S.A., ADR                                                                                        1,480             39,013
   Femsa, ADR                                                                                             1,060             41,573
   Grupo Financiero Banorte, Series O *                                                                  19,500             44,878
   Grupo Televisa, S.A. de C.V., ADR *                                                                    1,200             44,856
   Kimberly-Clark de Mexico, Class A                                                                     13,500             35,876
   Panamerican Beverages, Inc., Class A                                                                   1,500             21,375
   Telefonos de Mexico, ADR                                                                               2,350             75,388
   Tubos de Acero de Mexico, S.A., ADR                                                                    2,500             23,000
                                                                                                                         ---------
                                                                                                                           368,779
                                                                                                                         ---------

NETHERLANDS                                               11.9%
   ABN AMRO Holding N.V.                                                                                 17,600            319,052
   Akzo Nobel N.V.                                                                                        5,900            256,424
   Boskalis Westminster N.V.                                                                              1,200             38,846
   Euronext                                                                                               1,700             31,840
   Fugro N.V.                                                                                             1,255             68,660
   Head N.V.                                                                                              7,900             24,998
   Heineken N.V.                                                                                          5,287            231,606
   Hunter Douglas N.V.                                                                                    3,000             92,266
   IHC Caland N.V.                                                                                        1,023             61,060
   Imtech N.V.                                                                                            3,100             64,936
   ING Groep N.V.                                                                                         8,800            225,540
   Koninklijke KPN *                                                                                     64,000            299,037
   Philips Electronics N.V.                                                                              10,200            284,245
   Royal Dutch Petroleum Co.                                                                              5,000            277,982
   Telegraag Holdings                                                                                     2,700             50,356
   United Services Group N.V.                                                                             2,575             51,020
   Wolters Kluwer CVA                                                                                     6,600            125,044
                                                                                                                         ---------
                                                                                                                         2,502,912
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
NORWAY                                                     0.2%
   Ekornes ASA                                                                                            2,800            $35,173
                                                                                                                         ---------

PERU                                                       0.1%
   Credicorp, Ltd.                                                                                        3,100             24,118
                                                                                                                         ---------

PHILIPPINES                                                0.3%
   Philippine Long Distance Telephone Co., ADR                                                            3,400             25,364
   San Miguel Corp., Class B                                                                             30,000             30,402
                                                                                                                         ---------
                                                                                                                            55,766
                                                                                                                         ---------

PORTUGAL                                                   0.4%
   Portugal Telecom, SGPS, S.A.                                                                          13,560             95,572
                                                                                                                         ---------

RUSSIA                                                     0.6%
   Lukoil, ADR                                                                                            1,430             92,769
   Mobile Telesystems, ADR                                                                                  720             21,809
   Wimm-Bill-Dann Foods OJSC, ADR *                                                                         880             18,568
                                                                                                                         ---------
                                                                                                                           133,146
                                                                                                                         ---------

SINGAPORE                                                  1.6%
   Fraser & Neave, Ltd.                                                                                   7,000             31,111
   Fraser & Neave, Ltd. - 100                                                                               200                895
   Overseas Chinese Banking Corp., Ltd.                                                                  20,000            132,484
   United Overseas Bank, Ltd.                                                                            17,000            122,236
   Want Want Holdings, Ltd.                                                                              64,000             61,760
                                                                                                                         ---------
                                                                                                                           348,486
                                                                                                                         ---------

SOUTH AFRICA                                               2.3%
   ABSA Group, Ltd.                                                                                      15,200             47,594
   Anglo American Platinum Corp., Ltd.                                                                      460             17,965
   Dimension Data Holdings PLC *                                                                         22,200             13,808
   Iscor, Ltd. *                                                                                         51,194            108,608
   Kumba Resources, Ltd. *                                                                               21,600             98,314
   Old Mutual (C)                                                                                        20,600             29,288
   Sanlam, Ltd.                                                                                          48,700             40,341
   Sappi, Ltd.                                                                                            2,940             41,109
   Sasol, Ltd.                                                                                            4,590             48,689
   South African Breweries PLC                                                                            4,700             36,938
   Steinhoff International Holdings, Ltd.                                                                 6,300              5,012
                                                                                                                         ---------
                                                                                                                           487,666
                                                                                                                         ---------

SOUTH KOREA                                                3.2%
   Hite Brewery Co., Ltd.                                                                                   750             46,259
   Kookmin Bank                                                                                           3,351            162,675
   Korea Electric Power Corp.                                                                             3,600             37,692
   KT Corp., ADR                                                                                          3,250             70,363
   Posco, ADR                                                                                             2,500             68,175
   Samsung Electronics, Ltd., GDR (C) *                                                                   1,040            142,792
   Samsung Fire & Marine Insurance                                                                        1,180             72,585
   SK Telecom Co., Ltd., ADR                                                                              3,000             74,370
                                                                                                                         ---------
                                                                                                                           674,911
                                                                                                                         ---------

SPAIN                                                      2.6%
   Abengoa, S.A.                                                                                          6,000             43,471
   Aldeasa, S.A.                                                                                          2,700             43,223
   Altadis, S.A.                                                                                          7,700            158,637
   Banco Pastor, S.A.                                                                                     3,000             54,325
   Endesa, S.A.                                                                                          12,370            179,370
   Prosegur, CIA de Seguridad S.A.                                                                        5,300             74,501
                                                                                                                         ---------
                                                                                                                           553,527
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
SWEDEN                                                     1.2%
   Alfa Laval *                                                                                           4,000            $39,947
   Elanders AB, Series B                                                                                  1,300              8,185
   Elekta AB *                                                                                            5,580             62,388
   Investor AB, Series B                                                                                 16,500            144,182
                                                                                                                         ---------
                                                                                                                           254,702
                                                                                                                         ---------

SWITZERLAND                                                5.6%
   Bank Sarasin & Cie, Registered, Class B                                                                   19             33,975
   Cin Fin Richemont AG UTS                                                                               6,300            142,980
   Edipresse, S.A. - Bearer                                                                                 150             59,336
   Gurit-Heberlein AG                                                                                        30             23,131
   Nobel Biocare Holding AG *                                                                             1,500            103,587
   Novartis AG                                                                                           11,800            517,808
   UBS AG *                                                                                               5,800            291,069
                                                                                                                         ---------
                                                                                                                         1,171,886
                                                                                                                         ---------

TAIWAN                                                     0.8%
   China Steel Corp., GDR                                                                                 3,300             33,825
   Compal Electronics, Inc., GDR                                                                          4,416             16,957
   Fubon Financial Holdings Co., Ltd.                                                                     8,000             79,978
   United Microelectronics Corp., ADR                                                                     5,130             37,706
                                                                                                                         ---------
                                                                                                                           168,466
                                                                                                                         ---------

THAILAND                                                   0.1%
   PTT PLC (C)                                                                                           29,700             25,727
                                                                                                                         ---------

TURKEY                                                     0.1%
   Turkiye Garanti Bankasi A.S., ADR (C) *                                                               13,953             17,381
                                                                                                                         ---------

UNITED KINGDOM                                            18.0%
   Abbey National PLC                                                                                    13,000            153,014
   Amersham PLC                                                                                          16,500            145,909
   Ashtead Group PLC - Ord                                                                               36,900             24,299
   Boots Co. PLC - Ord                                                                                   21,700            215,217
   BP PLC                                                                                                23,100            194,059
   BT Group PLC                                                                                          38,470            147,806
   Cadbury Schweppes PLC                                                                                 17,900            134,137
   Carpetright PLC - Ord                                                                                  3,600             32,751
   Collins Stewart Holdings PLC                                                                           9,200             51,899
   De La Rue PLC                                                                                          1,100              8,482
   Diageo PLC                                                                                            19,300            250,708
   Euromoney Publications PLC                                                                             3,400             15,551
   FKI PLC - Ord                                                                                         17,175             41,046
   GlaxoSmithKline PLC                                                                                   19,700            425,905
   HSBC Holdings PLC                                                                                     35,100            403,773
   Imperial Tobacco Group PLC *                                                                           4,040             63,875
   Imperial Tobacco Group PLC                                                                            10,100            164,307
   Intertek Testing Services PLC *                                                                        8,500             56,115
   John Wood Group PLC *                                                                                  5,600             17,930
   Kidde PLC                                                                                             66,700             87,457
   Kingfisher PLC                                                                                        23,900            115,239
   Luminar PLC - Ord                                                                                      7,800             97,219
   Man Group PLC                                                                                          5,176             81,283
   mmO2 PLC *                                                                                           136,970             87,709
   Northgate PLC - Ord                                                                                    8,600             68,576
   Signet Group PLC, ADR                                                                                  1,950             86,134
   Singer & Friedlander Group PLC                                                                        11,333             31,620
   SSL International PLC - Ord                                                                            8,900             48,528
   Standard Chartered PLC - Ord                                                                          12,600            134,474
   Tesco PLC                                                                                             36,800            133,816

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
UNITED KINGDOM (Continued)
   Trinity Mirror PLC                                                                                     7,700            $48,090
   Vodafone Group PLC                                                                                   140,800            193,204
   William Hill PLC *                                                                                    10,100             40,807
                                                                                                                         ---------
                                                                                                                         3,800,939
                                                                                                                         ---------

VENEZUELA                                                  0.2%
   CANTV, ADR                                                                                             2,531             36,016
                                                                                                                         ---------

TOTAL COMMON STOCKS
(COST: $20,549,698)                                                                                                     20,099,628
                                                                                                                         ---------

PREFERRED STOCKS:                                          0.9%

BRAZIL                                                     0.6%
   Banco Bradesco, S.A.-PN                                                                            8,018,700             31,462
   Banco Itau, S.A.                                                                                     880,900             49,821
   Telemar Norte Leste S.A., Class A                                                                  2,100,000             37,116
                                                                                                                         ---------
                                                                                                                           118,399
                                                                                                                         ---------

GERMANY                                                    0.3%
   Fielmann AG                                                                                            1,700             59,490
                                                                                                                         ---------

TOTAL PREFERRED STOCKS
(COST: $242,743)                                                                                                           177,889
                                                                                                                         ---------

INVESTMENT COMPANY:                                        3.3%

UNITED STATES                                              3.3%
   SSgA Prime Money Market Fund                                                                         703,392            703,392
                                                                                                                         ---------

TOTAL INVESTMENT COMPANY
(COST: $703,392)                                                                                                           703,392
                                                                                                                         ---------

TOTAL INVESTMENTS                                         99.5%                                                         20,980,909
(COST: $21,495,833**)
NET OTHER ASSETS AND LIABILITIES                           0.5%                                                            107,383
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                        $21,088,292
                                                      ==========                                                       ===========

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $21,495,833. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..............................   $1,985,603
       Gross unrealized depreciation..............................   (2,500,527)
                                                                     ----------
       Net unrealized depreciation................................    ($514,924)
                                                                     ==========


(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR    American Depository Receipt.
GDR    Global Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:       % of Net Assets
                                                         ---------------
    Banks                                                   13.1%
    Financial Services                                       9.6%
    Communication Services                                   7.5%
    Drugs & Health Care                                      7.4%
    Oil & Gas                                                7.4%
    Retail                                                   5.6%
    Food & Beverages                                         5.2%
    Telecommunications                                       5.2%
    Net Other Assets and Liabilities                         3.8%
    Automobiles                                              3.5%
    Electric Utilities                                       3.0%
    Electronics                                              3.0%
    Mining                                                   3.0%
    Household Appliances & Home Furnishing                   2.6%
    Tobacco                                                  2.4%
    Insurance                                                2.2%
    Business Services                                        2.0%
    Manufacturing                                            2.0%
    Chemicals                                                1.7%
    Computers & Business Equipment                           1.5%
    Leisure Time                                             1.3%
    Railroads & Equipment                                    1.0%
    Construction & Mining Equipment                          0.8%
    Publishing                                               0.8%
    Gas & Pipeline Utilities                                 0.7%
    Paper                                                    0.7%
    Electrical Equipment                                     0.6%
    Industrial Machinery                                     0.6%
    Hotels & Restaurants                                     0.5%
    Conglomerates                                            0.4%
    Apparel & Textiles                                       0.3%
    Construction Materials                                   0.2%
    Cosmetics & Toiletries                                   0.2%
    Software                                                 0.2%
                                                          --------

                                                           100.0%
                                                          ========

                             GLOBAL SECURITIES FUND
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
COMMON STOCKS:                                            91.0%

AUSTRALIA                                                  1.9%
   Australia and New Zealand Bank Group, Ltd.                                                            20,271           $220,168
                                                                                                                         ---------

BELGIUM                                                    0.5%
   Delhaize Group                                                                                         1,200             56,188
                                                                                                                         ---------

BERMUDA                                                    0.8%
   ACE, Ltd.                                                                                              2,937             92,809
                                                                                                                         ---------

BRAZIL                                                     1.5%
   Companhia De Bebidas, ADR                                                                              3,383             52,572
   Empresa Brasileira de Aeronautica S.A., ADR                                                            5,580            119,412
                                                                                                                         ---------
                                                                                                                           171,984
                                                                                                                         ---------

CANADA                                                     3.1%
   Bombardier, Inc.                                                                                      13,300            110,344
   Encana Corp.                                                                                           2,160             66,420
   Husky Energy, Inc.                                                                                     9,900            108,602
   Manulife Financial Corp.                                                                               2,347             67,457
                                                                                                                         ---------
                                                                                                                           352,823
                                                                                                                         ---------

FRANCE                                                     6.9%
   Business Objects S.A., ADR *                                                                             800             22,480
   Essilor International S.A.                                                                             1,050             42,612
   JC Decaux S.A. *                                                                                       2,190             29,575
   Sanofi-Synthelabo S.A.                                                                                 6,715            407,750
   Societe BIC S.A.                                                                                       3,465            138,333
   Suez, S.A.                                                                                             2,040             54,295
   Thomson Multimedia *                                                                                   1,570             37,066
   Valeo S.A.                                                                                             1,496             62,084
                                                                                                                         ---------
                                                                                                                           794,195
                                                                                                                         ---------

GERMANY                                                    0.9%
   Volkswagen AG                                                                                          2,252            108,332
                                                                                                                         ---------

HONG KONG                                                  1.5%
   Hong Kong and China Gas Co., Ltd.                                                                     38,200             50,935
   Television Broadcasts, Ltd.                                                                           28,216            119,741
                                                                                                                         ---------
                                                                                                                           170,676
                                                                                                                         ---------

INDIA                                                      0.6%
   ICICI Bank, Ltd.                                                                                      10,125             70,875
                                                                                                                         ---------

JAPAN                                                      7.5%
   Credit Saison Co., Ltd.                                                                                4,100             97,314
   Eisai Co., Ltd.                                                                                        2,000             51,391
   KDDI Corp.                                                                                                33            101,865
   Keyence Corp.                                                                                            200             42,364
   Kyocera Corp.                                                                                            700             51,099
   Nintendo Co., Ltd.                                                                                       914            134,585
   Sharp Corp.                                                                                           10,000            126,976
   Shiseido Co., Ltd.                                                                                     4,000             53,327
   Sony Corp.                                                                                             1,900            100,338
   Takeda Chemical Industries, Ltd.                                                                       1,000             43,883
   Toshiba Corp.                                                                                          9,000             36,641
   Trend Micro, Inc.                                                                                      1,000             27,948
                                                                                                                         ---------
                                                                                                                           867,731
                                                                                                                         ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
MEXICO                                                     1.8%
   Fomento Economico Mexicano, S.A. de C.V.                                                              17,100            $66,809
   Grupo Modelo, S.A. de C.V.                                                                            22,900             53,736
   Grupo Televisa, S.A. de C.V., ADR *                                                                    2,473             92,441
                                                                                                                         ---------
                                                                                                                           212,986
                                                                                                                         ---------

NETHERLANDS                                                3.6%
   Koninklijke Numico N.V.                                                                                4,300             96,261
   Philips Electronics N.V.                                                                               1,900             52,948
   Qiagen N.V. *                                                                                          1,200             14,171
   Royal Dutch Petroleum Co.                                                                              2,382            131,653
   Wolters Kluwer CVA                                                                                     6,282            119,020
                                                                                                                         ---------
                                                                                                                           414,053
                                                                                                                         ---------

SINGAPORE                                                  1.0%
   Singapore Press Holdings, Ltd.                                                                        10,155            114,414
                                                                                                                         ---------

SOUTH KOREA                                                0.5%
   SK Telecom Co., Ltd., ADR                                                                              2,300             57,017
                                                                                                                         ---------

SPAIN                                                      0.3%
   Amadeus Global Travel Distribution S.A.                                                                4,967             31,727
                                                                                                                         ---------


SWITZERLAND                                                1.4%
   Kudelski S.A. *                                                                                          942             32,937
   Novartis AG                                                                                            2,894            126,994
                                                                                                                         ---------
                                                                                                                           159,931
                                                                                                                         ---------

UNITED KINGDOM                                            17.6%
   Amersham PLC                                                                                           3,260             28,828
   AstraZeneca PLC                                                                                        1,368             56,648
   Boots Co. PLC - Ord                                                                                    6,031             59,815
   BP PLC, ADR                                                                                            2,888            145,815
   BT Group PLC                                                                                          23,330             89,637
   Cadbury Schweppes PLC                                                                                 20,142            150,937
   Diageo PLC                                                                                             8,950            116,261
   Dixons Group PLC                                                                                      18,320             53,419
   Hanson PLC                                                                                            17,960            128,288
   Oxford GlycoSciences PLC *                                                                             2,060              8,323
   Pearson PLC                                                                                            9,730             96,797
   Reckitt Benckiser PLC                                                                                 22,210            398,562
   Reed Elsevier PLC                                                                                     25,414            241,590
   Rentokil Initial PLC                                                                                  34,487            140,390
   Royal Bank of Scotland Group PLC                                                                       5,667            160,708
   Six Continents PLC                                                                                    12,361            125,610
   Smith & Nephew PLC                                                                                     4,940             27,416
                                                                                                                         ---------
                                                                                                                         2,029,044
                                                                                                                         ---------

UNITED STATES                                             39.6%
   Affymetrix, Inc. *                                                                                     1,500             35,985
   American Express Co.                                                                                   3,170            115,134
   Amgen, Inc. *                                                                                          3,250            136,110
   Applera Corp.- Applied Biosystems Group                                                                2,900             56,521
   Applied Materials, Inc. *                                                                              1,300             24,726
   AT&T Corp.                                                                                             1,700             18,190
   Bank One Corp.                                                                                         5,629            216,604
   Berkshire Hathaway, Inc., Class B *                                                                       45            100,530
   Best Buy Co., Inc. *                                                                                   1,404             50,965
   Cadence Design Systems, Inc. *                                                                        25,871            417,041
   ChevronTexaco Corp.                                                                                    1,508            133,458
   Circuit City Stores-Circuit Group                                                                      6,700            125,625
   Citigroup, Inc.                                                                                        1,170             45,338

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
UNITED STATES (Continued)
   Electronic Arts, Inc *                                                                                 3,552           $234,610
   Fannie Mae                                                                                             3,210            236,738
   Gap, Inc.                                                                                              4,100             58,220
   Gilead Sciences, Inc. *                                                                                3,680            120,998
   Human Genome Sciences, Inc. *                                                                          2,150             28,810
   International Business Machines Corp.                                                                    373             26,856
   International Flavours & Fragrances, Inc.                                                              3,082            100,134
   International Game Technology *                                                                          850             48,195
   Johnson & Johnson                                                                                      3,617            189,024
   Laboratory Corporation of America Holdings *                                                           1,500             68,475
   Lehman Brothers Holdings, Inc.                                                                           900             56,268
   Liberty Media Corp., Class A *                                                                         4,600             46,000
   Lucent Technologies, Inc.                                                                             21,300             35,358
   MBNA Corp.                                                                                               800             26,456
   National Semiconductor Corp. *                                                                         6,500            189,605
   Novellus Systems, Inc. *                                                                                 700             23,800
   Oxford Health Plans, Inc. *                                                                            1,100             51,106
   Pfizer, Inc.                                                                                           3,060            107,100
   Protein Design Labs, Inc. *                                                                              300              3,258
   QUALCOMM, Inc. *                                                                                       7,300            200,677
   Quest Diagnostics, Inc. *                                                                              1,800            154,890
   Quintiles Transnational Corp. *                                                                        6,521             81,447
   RadioShack Corp.                                                                                       1,900             57,114
   Raytheon Co.                                                                                           6,200            252,650
   Scientific-Atlanta, Inc.                                                                               5,650             92,943
   Sirius Satellite Radio, Inc. *                                                                         4,700             17,714
   SonicWALL, Inc. *                                                                                      2,500             12,550
   Sybase, Inc. *                                                                                         7,154             75,475
   Symantec Corp. *                                                                                       1,500             49,275
   Synopsys, Inc. *                                                                                       2,327            127,543
   Wachovia Corp.                                                                                         3,619            138,173
   Wyeth                                                                                                  2,735            140,032
   XM Satellite Radio Holdings, Inc., Class A *                                                           6,700             48,575
                                                                                                                         ---------
                                                                                                                         4,576,296
                                                                                                                         ---------

TOTAL COMMON STOCKS
(COST: $11,041,681)                                                                                                     10,501,249
                                                                                                                         ---------

PREFERRED STOCKS:                                          5.3%

BRAZIL                                                     0.7%
   Tele Norte Leste Participacoes S.A.                                                                7,979,029             79,818
                                                                                                                         ---------

GERMANY                                                    4.6%
   Fresenius AG                                                                                           2,483            132,171
   Porsche AG                                                                                               501            238,288
   Wella AG                                                                                               2,707            160,506
                                                                                                                         ---------
                                                                                                                           530,965
                                                                                                                         ---------

TOTAL PREFERRED STOCKS
(COST: $689,084)                                                                                                           610,783
                                                                                                                         ---------


                                                                        Coupon          Maturity           Par
                                                                         Rate             Date           Amount

CORPORATE NOTES AND BONDS:                                 0.1%

UNITED KINGDOM                                             0.1%
   Telewest Communications PLC                                          11.000%         10/01/07        $13,000              5,200
                                                                                                                         ---------

TOTAL CORPORATE NOTES AND BONDS
(COST: $10,426)                                                                                                              5,200
                                                                                                                         ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                           % Net                                                            Value
                                                          Assets                                         Shares           (Note 2)
INVESTMENT COMPANY:                                        3.7%

UNITED STATES                                              3.7%
   SSgA Prime Money Market Fund                                                                         428,636           $428,636
                                                                                                                         ---------

TOTAL INVESTMENT COMPANY
(COST: $428,636)                                                                                                           428,636
                                                                                                                         ---------

TOTAL INVESTMENTS                                        100.1%                                                         11,545,868
(COST: $12,169,827**)
NET OTHER ASSETS AND LIABILITIES                          (0.1%)                                                           (6,026)
                                                      ----------                                                       -----------
TOTAL NET ASSETS                                         100.0%                                                        $11,539,842
                                                      ==========                                                       ===========

  *Non-income producing.

**At June 30, 2002, the cost of securities for federal tax purposes was $12,169,827. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

       Gross unrealized appreciation..............................     $966,476
       Gross unrealized depreciation..............................   (1,590,435)
                                                                      ---------
       Net unrealized depreciation................................    ($623,959)
                                                                      =========

ADR    American Depository Receipt.
GDR    Global Depository Receipt.
PLC    Public Limited Company.

See accompanying notes to financial statements.


OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:         % of Net Assets
                                                           ---------------
   Drugs & Health Care                                          10.4%
   Computer Software and Services                                7.9%
   Financial Services                                            6.6%
   Medical Products and Supplies                                 5.9%
   Electronics                                                   5.7%
   Oil & Gas                                                     5.5%
   Banks                                                         5.4%
   Cosmetics & Toiletries                                        5.3%
   Telecommunications                                            5.1%
   Food & Beverages                                              4.7%
   Aerospace                                                     4.2%
   Retail                                                        4.0%
   Net Other Assets and Liabilities                              3.6%
   Automobiles                                                   3.5%
   Business Services                                             3.3%
   Publishing                                                    2.9%
   Insurance                                                     2.3%
   Medical Services                                              2.1%
   Semiconductors                                                2.1%
   Communications Services                                       2.0%
   Telephone                                                     1.7%
   Manufacturing                                                 1.2%
   Building Construction                                         1.1%
   Leisure Time                                                  1.1%
   Chemicals                                                     0.9%
   Household Appliances & Home Furnishings                       0.5%
   Industrials                                                   0.4%
   Communications Equipment                                      0.3%
   Transportation                                                0.3%
                                                               --------

                                                                100.0%
                                                               ========

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                  June 30, 2002
                                   (Unaudited)

                                    Money                              High                            Growth and          Capital
                                   Market            Bond             Income          Balanced           Income         Appreciation
Assets:                             Fund             Fund              Fund             Fund           Stock Fund        Stock Fund
                                    ----             ----              ----             ----           ----------        ----------
Investments in securities,
at value (note 2) - see
  accompanying schedule*         $201,894,547      $417,288,834      $20,967,578    $637,269,346      $924,922,301     $679,681,571
Foreign currency**                         --                --            5,719              --                --               --
Collateral held for securities
  on loan, at value                        --        31,351,136        3,374,240      27,998,427         5,888,087        8,665,118
Receivables
  Investment securities sold               --        14,784,698           81,923      15,215,261                --               --
  Fund shares sold                         --           798,138               --              --                --          119,840
  Dividends and interest            1,010,142         4,621,609          436,253       4,195,188         1,732,139          671,341
                                 ------------      ------------     ------------    ------------      ------------     ------------
    Total assets                  202,904,689       468,844,415       24,865,713     684,678,222       932,542,527      689,137,870
                                 ------------      ------------     ------------    ------------      ------------     ------------

Liabilities:
Unrealized depreciation of
  forward currency contracts               --                --            2,537              --                --               --
Payable for investment
  securities purchased              9,000,000         6,711,765           47,706       1,460,612                --          670,111
Payable upon return of
  securities loaned                        --        31,351,136        3,374,240      27,998,427         5,888,087        8,665,118
 Fund shares redeemed                 395,587                --           32,319         157,359           291,329               --
 Accrued management fees               70,785           138,949           13,296         381,739           469,378               --
Accrued expenses and
  other payables                        8,759            57,394            1,397          10,663            21,068          476,181
                                 ------------      ------------     ------------    ------------      ------------     ------------
    Total liabilities               9,475,131        38,259,244        3,471,495      30,008,800         6,669,862        9,811,410
                                 ------------      ------------     ------------    ------------      ------------     ------------
Net assets applicable to
  outstanding capital stock      $193,429,558      $430,585,171      $21,394,218    $654,669,422      $925,872,665     $679,326,460
                                 ============      ============     ============    ============      ============     ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)      $193,429,558      $420,126,328      $22,629,438    $654,061,468      $925,894,121     $833,633,525
  Accumulated undistributed
   net investment income                   --        11,004,987          723,760      10,227,781         5,751,441          395,127
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions           --        (8,488,286)        (921,279)     (9,580,408)        6,691,785      (55,726,445)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)          --         7,942,142       (1,037,701)        (39,419)      (12,464,682)     (98,975,747)
                                 ------------      ------------     ------------    ------------      ------------     ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock      $193,429,558      $430,585,171      $21,394,218    $654,669,422      $925,872,665     $679,326,460
                                 ============      ============     ============    ============      ============     ============
Number of Class Z Shares
  issued and outstanding (note 6) 193,429,558       40,830,417        2,291,768      38,257,842        36,016,997       43,013,598
                                 ============      ============     ============    ============      ============     ============
Net asset value per share of
  outstanding capital stock
  (note 2)                              $1.00            $10.55            $9.34          $17.11            $25.71           $15.79
                                 ============      ============     ============    ============      ============     ============
*Cost of Investments             $201,894,547      $409,346,692      $22,003,020    $637,308,765      $937,386,983     $778,657,318
                                 ------------      ------------     ------------    ------------      ------------     ------------
**Cost of Foreign Currency        $        --       $        --           $5,478     $        --       $        --      $        --
                                 ------------      ------------     ------------    ------------      ------------     ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                Statements of Assets and Liabilities (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                        Mid-Cap              Multi-Cap           International            Global
                                         Stock             Growth Stock              Stock              Securities
Assets:                                  Fund                  Fund                  Fund                  Fund
                                         ----                  ----                  ----                  ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*             $121,141,587            $9,801,287           $20,980,909           $11,545,868
Foreign currency**                            200                 2,802               146,185                27,315
Collateral held for securities
  on loan, at value (note 9)           24,593,258             2,480,436                    --               399,044
Receivables
  Investment securities sold              177,816               244,913               252,343                19,804
  Fund shares sold                         81,304                    --                    --                10,141
  Dividends and interest                  141,549                 6,320                65,297                18,929
                                     ------------           -----------           -----------           -----------
    Total assets                      146,135,714            12,535,758            21,444,734            12,021,101
                                     ------------           -----------           -----------           -----------

Liabilities:
Unrealized depreciation of forward
  currency contracts                           --                    --                    --                    --
Payable for investment
  securities purchased                    821,274                10,456               291,283                71,005
Payable upon return of
  securities loaned                    24,593,258             2,480,436                    --               399,044
Fund shares redeemed                           --                    31                37,861                    --
Accrued management fees                   100,428                 7,154                20,721                 9,126
Accrued expenses and
  other payables                            5,275                 1,312                 6,577                 2,084
                                     ------------           -----------           -----------           -----------
    Total liabilities                  25,520,235             2,499,389               356,442               481,259
                                     ------------           -----------           -----------           -----------
Net assets applicable to
  outstanding capital stock          $120,615,479           $10,036,369           $21,088,292           $11,539,842
                                     ============           ===========           ===========           ===========
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)          $111,005,298           $17,664,838           $24,687,548           $13,552,441
  Accumulated undistributed (over-
   distributed) net investment income     226,436             (17,044)              158,046                43,073
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions        1,169,039            (6,653,003)           (3,242,806)           (1,431,933)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)       8,214,706              (958,422)             (514,496)             (623,739)
                                     ------------           -----------           -----------           -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock          $120,615,479           $10,036,369           $21,088,292           $11,539,842
                                     ============           ===========           ===========           ===========
Number of Class Z Shares
  issued and outstanding (note 6)       8,940,892             2,034,520             2,578,487             1,396,138
                                     ============           ===========           ===========           ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                                 $13.49                 $4.93                 $8.18                 $8.27
                                     ============           ===========           ===========           ===========
*Cost of Investments                 $112,927,018           $10,759,834           $21,495,833           $12,169,827
                                     ------------           -----------           -----------           -----------
**Cost of Foreign Currency                   $202                $2,685              $147,068               $27,343
                                     ------------           -----------           -----------           -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                         Six Months Ended June 30, 2002
                                   (Unaudited)


                                     Money                              High                            Growth and         Capital
                                    Market            Bond             Income          Balanced           Income        Appreciation
                                     Fund             Fund              Fund             Fund           Stock Fund       Stock Fund
Investment income (note 2):
  Interest income                $1,787,902       $12,062,819         $788,290       $10,107,723         $198,284          $145,666

  Dividend income                        --                --           15,347         2,457,682        8,626,401         3,317,431

  Less: Foreign taxes withheld           --                --           (1,219)          (21,339)         (71,695)               --

  Securities lending income              --            44,465            7,290            42,897           13,117            49,544
                                 ----------       -----------     ------------      ------------     ------------      ------------
    Total income                  1,787,902        12,107,284          809,708        12,586,963        8,766,107         3,512,641
                                 ----------       -----------     ------------      ------------     ------------      ------------

Expenses (notes 2 and 5):

  Management fees                   402,035         1,096,852           74,522         2,351,591        3,004,307         3,159,992

  Trustees' fees                        598               598              502               598              598               598

  Audit fees                          2,949             4,847              496             6,993            9,761             8,152
                                 ----------       -----------     ------------      ------------     ------------      ------------
    Total expenses                  405,582         1,102,297           75,520         2,359,182        3,014,666         3,168,742
                                 ----------       -----------     ------------      ------------     ------------      ------------
Net investment income             1,382,320        11,004,987          734,188        10,227,781        5,751,441           343,899
                                 ----------       -----------     ------------      ------------     ------------      ------------

Realized and unrealized gain (loss)
 on investments (note 2):

  Net realized gain (loss) on
   investments (including net
   realized gain (loss) on
   foreign currency related
   transactions)                         --          (618,886)        (392,192)       (9,589,977)       6,847,059       (55,782,056)

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)        --         3,238,981         (566,222)      (50,421,976)    (121,901,846)     (154,552,612)
                                 ----------       -----------     ------------      ------------     ------------      ------------
Net gain (loss) on investments           --         2,620,095         (958,414)      (60,011,953)    (115,054,787)     (210,334,668)
                                 ----------       -----------     ------------      ------------     ------------      ------------


Net increase (decrease) in net
  assets resulting from
  operations                     $1,382,320       $13,625,082        ($224,226)     ($49,784,172)   ($109,303,346)    ($209,990,769)
                                 ==========       ===========      ===========      ============     ============      ============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Operations (Continued)
                         Six Months Ended June 30, 2002
                                   (Unaudited)


                                        Mid-Cap              Multi-Cap           International            Global
                                         Stock             Growth Stock              Stock              Securities
                                         Fund                  Fund                  Fund                  Fund
Investment income (note 2):
  Interest income                         $46,196                $7,815                $7,351                $7,171

  Dividend income                         728,666                27,754               332,723                97,523

  Less: Foreign taxes withheld             (3,161)                 (235)              (41,696)               (7,561)

  Securities lending income                34,441                 3,759                    --                 2,602
                                      -----------           -----------           -----------           -----------
    Total income                          806,142                39,093               298,378                99,735
                                      -----------           -----------           -----------           -----------

Expenses (notes 2 and 5):

  Management fees                         575,930                54,787               120,961                55,753

  Trustees' fees                              598                   502                   502                   502

  Audit fees                                3,178                   407                   813                   407
                                      -----------           -----------           -----------           -----------
    Total expenses                        579,706                55,696               122,276                56,662
                                      -----------           -----------           -----------           -----------
Net investment income                     226,436               (16,603)              176,102                43,073
                                      -----------           -----------           -----------           -----------

Realized and unrealized gain (loss)
 on investments (note 2):

  Net realized loss
   on investments (including
   net realized gain (loss) on
   foreign currency related
   transactions)                         (776,220)           (1,353,698)           (1,021,811)             (577,394)

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)      (3,837,105)           (1,623,323)            1,549,574              (352,190)
                                      -----------           -----------           -----------           -----------
Net gain (loss) on investments         (4,613,325)           (2,977,021)              527,763              (929,584)
                                      -----------           -----------           -----------           -----------


Net increase (decrease) in net
  assets resulting from operations    ($4,386,889)          ($2,993,624)             $703,865             ($886,511)
                                      ===========           ===========           ===========           ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       Statements of Changes in Net Assets
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                             MONEY MARKET FUND                               BOND FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                $1,382,320       $4,638,564                $11,004,987      $19,975,133

  Net realized gain (loss) on
   investments                                 --               --                   (618,886)       7,399,509

  Net change in unrealized appreciation
   or (depreciation) on investments            --               --                  3,238,981       (1,468,370)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                          1,382,320        4,638,564                 13,625,082       25,906,272
                                      -----------      -----------                -----------      -----------


Distributions to shareholders:

  From net investment income           (1,382,320)      (4,638,564)                        --      (19,943,110)

  Return of capital                            --               --                         --       (7,540,000)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (1,382,320)      (4,638,564)                        --      (27,483,110)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 6):

  Proceeds from sale of shares         57,927,857       98,602,702                 41,862,125       72,307,161

  Net asset value of shares issued in
   reinvestment of distributions        1,376,953        4,638,564                         --       27,483,110
                                      -----------      -----------                -----------      -----------
                                       59,304,810      103,241,266                 41,862,125       99,790,271

  Cost of shares repurchased          (40,135,894)     (22,340,019)                (9,738,663)     (13,026,385)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         19,168,916       80,901,247                 32,123,462       86,763,886
                                      -----------      -----------                -----------      -----------
Increase in net assets                 19,168,916       80,901,247                 45,748,544       85,187,048

Net assets:

  Beginning of year                   174,260,642       93,359,395                384,836,627      299,649,579
                                      -----------      -----------                -----------      -----------
  End of year                        $193,429,558     $174,260,642               $430,585,171     $384,836,627
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets       $        --      $        --                $11,004,987      $        --
                                      ===========      ===========                ===========      ===========


See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                             HIGH INCOME FUND                              BALANCED FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                  $734,188       $1,163,533                $10,227,781      $20,082,571

  Net realized gain (loss) on
   investments                           (392,192)        (468,313)                (9,589,977)      10,488,964

  Net change in unrealized
   depreciation on investments           (566,222)        (332,266)               (50,421,976)     (51,872,126)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    operations                           (224,226)         362,954                (49,784,172)     (21,300,591)
                                      -----------      -----------              -------------    -------------
Distributions to shareholders:

  From net investment income                   --       (1,235,469)                        --      (20,072,820)

  From net realized gains on investments       --               --                         --      (27,711,688)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    distributions                             --        (1,235,469)                        --      (47,784,508)
                                      -----------      -----------              -------------    -------------
Class Z Share transactions (note 6):

  Proceeds from sale of shares          4,320,676        7,001,857                 32,605,953       52,905,745

  Net asset value of shares issued in
   reinvestment of distributions               --        1,235,469                         --       47,784,508
                                      -----------      -----------              -------------    -------------
                                        4,320,676        8,237,326                 32,605,953      100,690,253

  Cost of shares repurchased             (198,098)        (242,228)                (7,700,085)     (20,421,835)
                                      -----------      -----------              -------------    -------------
   Change in net assets derived from
    capital share transactions          4,122,578        7,995,098                 24,905,868       80,268,418
                                      -----------      -----------              -------------    -------------
Increase (decrease) in net assets       3,898,352        7,122,583                (24,878,304)      11,183,319

Net assets:

  Beginning of year                    17,495,866       10,373,283                679,547,726      668,364,407
                                      -----------      -----------              -------------    -------------
  End of year                         $21,394,218      $17,495,866               $654,669,422     $679,547,726
                                      ===========      ===========              =============    =============
Undistributed (overdistributed) net
  investment income included in
  net assets                             $723,760         ($10,428)               $10,227,781    $          --
                                      ===========      ===========              =============    =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                             GROWTH AND INCOME                         CAPITAL APPRECIATION
                                                STOCK FUND                                  STOCK FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                $5,751,441      $11,072,969                   $343,899         $871,962

  Net realized gain (loss) on
   investments                          6,847,059        8,813,414                (55,782,056)      64,777,643

  Net change in unrealized
   depreciation on investments       (121,901,846)    (146,866,190)              (154,552,612)    (152,768,509)
                                    -------------    -------------               ------------     ------------
   Change in net assets from
    operations                       (109,303,346)    (126,979,807)              (209,990,769)     (87,118,904)
                                    -------------    -------------               ------------     ------------
Distributions to shareholders:

  From net investment income                   --      (11,155,770)                        --         (879,381)

  From net realized gains on investments       --      (27,651,427)                        --     (123,153,968)

  Return of capital                            --         (181,095)                        --               --
                                    -------------    -------------               ------------     ------------
   Change in net assets from
    distributions                              --      (38,988,292)                        --     (124,033,349)
                                    -------------    -------------               ------------     ------------
Class Z Share transactions (note 6):

  Proceeds from sale of shares         22,935,330       41,311,481                 25,737,188       51,760,280

  Net asset value of shares issued in
   reinvestment of distributions               --       38,988,292                         --      124,033,349
                                    -------------    -------------               ------------     ------------
                                       22,935,330       80,299,773                 25,737,188      175,793,629

  Cost of shares repurchased          (19,414,173)     (49,310,668)                (7,531,120)     (18,429,384)
                                    -------------    -------------               ------------     ------------
   Change in net assets derived from
    capital share transactions          3,521,157       30,989,105                 18,206,068      157,364,245
                                    -------------    -------------               ------------     ------------
Decrease in net assets               (105,782,189)    (134,978,994)              (191,784,701)     (53,788,008)

Net assets:

  Beginning of year                 1,031,654,854    1,166,633,848                871,111,161      924,899,169
                                    -------------    -------------               ------------     ------------
  End of year                        $925,872,665   $1,031,654,854               $679,326,460     $871,111,161
                                    =============    =============               ============     ============
Undistributed net investment
  income included in net assets        $5,751,441    $          --                   $395,127          $51,228
                                    =============    =============               ============     ============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                            MID-CAP STOCK FUND                      MULTI-CAP GROWTH STOCK FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income (loss)           $226,436         $329,780                   ($16,603)         ($7,696)

  Net realized gain (loss) on
   investments                           (776,220)       5,072,820                 (1,353,698)      (4,476,495)

  Net change in unrealized appreciation
   or (depreciation) on investments    (3,837,105)       4,001,922                 (1,623,323)         804,446
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                         (4,386,889)       9,404,522                 (2,993,624)      (3,679,745)
                                      -----------      -----------                -----------      -----------
Distributions to shareholders:

  From net investment income                   --         (787,130)                        --             (260)

  From net realized gains on investments       --       (6,769,585)                        --               --

  Return of capital                            --               --                         --           (9,955)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                              --       (7,556,715)                        --          (10,215)
                                      -----------      -----------                -----------      -----------
Class Z Share transactions (note 6):

  Proceeds from sale of shares         22,365,917       33,061,606                  3,562,379        7,925,015

  Net asset value of shares issued in
   reinvestment of distributions               --        7,556,715                         --           10,215
                                      -----------      -----------                -----------      -----------
                                       22,365,917       40,618,321                  3,562,379        7,935,230

  Cost of shares repurchased           (2,777,472)      (1,789,194)                (4,455,360)        (218,921)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         19,588,445       38,829,127                   (892,981)       7,716,309
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      15,201,556       40,676,934                 (3,886,605)       4,026,349

Net assets:

  Beginning of year                   105,413,923       64,736,989                 13,922,974        9,896,625
                                      -----------      -----------                -----------      -----------
  End of year                        $120,615,479     $105,413,923                $10,036,369      $13,922,974
                                      ===========      ===========                ===========      ===========
Undistributed (overdistributed) net
  investment income included in
  net assets                             $226,436      $        --                   ($17,044)           ($441)
                                      ===========      ===========                ===========      ===========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 Statements of Changes in Net Assets (Continued)
       Six Months Ended June 30, 2002 and the Year Ended December 31, 2001



                                               INTERNATIONAL                                  GLOBAL
                                                STOCK FUND                                SECURITIES FUND
                                          2002                                        2002
Operations:                            (Unaudited)          2001                   (Unaudited)          2001

  Net investment income                  $176,102         $147,543                    $43,073          $46,682

  Net realized loss on
   investments                         (1,021,811)      (2,168,784)                  (577,394)        (776,040)

  Net change in unrealized appreciation
   or (depreciation) on investments     1,549,574       (1,859,786)                  (352,190)        (330,020)
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    operations                            703,865       (3,881,027)                  (886,511)      (1,059,378)
                                       ----------       ----------                 ----------       ----------
Distributions to shareholders:

  From net investment income                   --          (16,136)                        --          (27,771)

  Return of capital                            --          (93,071)                        --           (3,239)
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    Distributions                              --         (109,207)                        --          (31,010)
                                       ----------       ----------                 ----------       ----------
Class Z Share transactions (note 6):

  Proceeds from sale of shares          1,494,919        3,052,865                  1,013,308        2,484,562

  Net asset value of shares issued in
   reinvestment of distributions               --          109,207                         --           31,010
                                       ----------       ----------                 ----------       ----------
                                        1,494,919        3,162,072                  1,013,308        2,515,572

  Cost of shares repurchased              (87,294)         (22,836)                   (75,141)         (52,717)
                                       ----------       ----------                 ----------       ----------
   Change in net assets derived from
    capital share transactions          1,407,625        3,139,236                    938,167        2,462,855
                                       ----------       ----------                 ----------       ----------
Increase (decrease) in net assets       2,111,490         (850,998)                    51,656        1,372,467

Net assets:

  Beginning of year                    18,976,802       19,827,800                 11,488,186       10,115,719
                                       ----------       ----------                 ----------       ----------
  End of year                         $21,088,292      $18,976,802                $11,539,842      $11,488,186
                                       ==========       ==========                 ==========       ==========
Undistributed (overdistributed) net
  investment income included in
  net assets                             $158,046         ($18,056)                   $43,073       $       --
                                       ==========       ==========                 ==========       ==========

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                               2002
(For a share outstanding throughout the period):(Unaudited)   2001            2000           1999           1998            1997
                                                --------------------------------------------------------------------------------

Net Asset Value, Beginning of Period           $1.00          $1.00           $1.00          $1.00          $1.00           $1.00
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                       0.01           0.04            0.06           0.05           0.05            0.05
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income    (0.01)         (0.04)          (0.06)         (0.05)         (0.05)          (0.05)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                 $1.00          $1.00           $1.00          $1.00          $1.00           $1.00
====================================================================================================================================

Total Return**                                  0.77%          3.79%           5.86%          4.69%          5.00%           5.01%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $193,430        $174,261        $93,359        $82,646         $56,416        $41,170

Ratio of Expenses to Average Net Assets***      0.45%+         0.46%           0.46%          0.45%          0.45%           0.50%

Ratio of Net Investment Income to Average
  Net Assets                                    1.55%+         3.51%           5.88%          4.72%          4.99%           5.05%

====================================================================================================================================

For the Money Market Fund, the "seven-day current" yield for the seven days ended June 30, 2002, was 1.54% (unaudited) and the "effective" yield for that period was 1.55% (unaudited).

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                               2002
(For a share outstanding throughout the period):(Unaudited)   2001            2000           1999           1998            1997
                                                --------------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $10.20         $10.15          $10.05         $10.57         $10.54          $10.33
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                      0.28           0.62            0.71           0.62           0.63            0.54

   Net Realized and Unrealized Gain (Loss)     0.07           0.23            0.08          (0.54)          0.02            0.20
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             0.35           0.85            0.79           0.08           0.65            0.74
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income     --           (0.59)          (0.69)         (0.60)         (0.62)          (0.51)

   Distributions from Net Realized Gains        --             --              --             --             --            (0.02)

   Return of Capital                            --           (0.21)            --             --             --              --
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                           --           (0.80)          (0.69)         (0.60)         (0.62)          (0.53)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $10.55         $10.20          $10.15         $10.05         $10.57          $10.54
====================================================================================================================================

Total Return**                                  3.43%          8.32%           8.11%          0.73%          6.18%           7.45%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $430,585        $384,837       $299,650       $250,485        $228,281       $188,840

Ratio of Expenses to Average Net Assets***      0.55%+         0.55%           0.55%          0.55%          0.55%           0.56%

Ratio of Net Investment Income to Average
  Net Assets                                    5.52%+         5.91%           6.98%          5.92%          5.94%           6.50%

Portfolio Turnover Rate                        54.44%        112.40%         462.98%        713.52%        142.98%          30.71%
====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                                  2002
(For a share outstanding throughout the period)(Unaudited)          2001             20001
                                               -------------------------------------------

Net Asset Value, Beginning of Period              $9.41             $9.86           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income*                          0.35              0.84             0.14

   Net Realized and Unrealized Loss               (0.42)            (0.51)           (0.14)
                                                 ------            ------           ------

  Total from Investment Operations                (0.07)             0.33              --
                                           --------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.78)           (0.14)
                                                 ------            ------           ------

  Total Distributions                               --              (0.78)           (0.14)
                                           --------------------------------------------------

Net Asset Value, End of Period                    $9.34             $9.41            $9.86
================================================================================================

Total Return**                                   (0.83%)             3.45%           (0.03%)
================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $21,394            $17,496           $10,373

Ratio of Expenses to Average Net Assets           0.76%+             0.77%            0.81%+

Ratio of Net Investment Income to Average
  Net Assets                                      7.40%+             8.41%            8.48%+

Portfolio Turnover Rate                          22.34%             33.70%            6.78%

================================================================================================

1Commenced operations October 31, 2000.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                               2002
(For a share outstanding throughout the period):(Unaudited)   2001            2000           1999           1998            1997
                                                --------------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $18.42         $20.45          $20.44         $18.74         $17.02          $15.29
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                       0.27           0.58            0.68           0.56           0.57            0.62

   Net Realized and Unrealized Gain (Loss)     (1.58)         (1.23)           0.11           2.14           1.72            1.93
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             (1.31)         (0.65)           0.79           2.70           2.29            2.55
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.57)          (0.67)         (0.53)         (0.57)          (0.63)

   Distributions from Net Realized Gains         --           (0.81)          (0.11)         (0.47)           --            (0.19)
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (1.38)          (0.78)         (1.00)         (0.57)          (0.82)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $17.11         $18.42          $20.45         $20.44         $18.74          $17.02
====================================================================================================================================

Total Return**                                 (7.11%)        (3.07%)          3.86%         14.49%         13.40%          16.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)    $654,669         $679,548       $668,364       $603,136        $449,992       $309,804

Ratio of Expenses to Average Net Assets***     0.70%+          0.70%           0.70%          0.70%          0.70%           0.68%

Ratio of Net Investment Income to Average
  Net Assets                                   3.04%+          3.04%           3.27%          2.83%          3.20%           3.81%

Portfolio Turnover Rate                       32.19%          51.80%         193.97%        269.00%         78.71%          21.15%

====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                               2002
(For a share outstanding throughout the period):(Unaudited)   2001            2000           1999           1998            1997
                                                --------------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $28.73         $33.41          $33.58         $30.56         $27.20          $21.32
                                              ------         ------          ------         ------          ------         ------

Income from Investment Operations

Net Investment Income*                          0.16           0.31            0.33           0.34           0.34            0.31

Net Realized and Unrealized Gain (Loss)        (3.18)         (3.88)          (0.05)          5.12           4.52            6.36
                                              ------         ------          ------         ------          ------         ------

Total from Investment Operations               (3.02)         (3.57)           0.28           5.46           4.86            6.67
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.31)          (0.33)         (0.32)         (0.34)          (0.32)

   Distributions from Net Realized Gains         --           (0.79)          (0.12)         (2.12)         (1.16)          (0.47)

   Return of Capital                             --           (0.01)            --             --             --              --
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (1.11)          (0.45)         (2.44)         (1.50)          (0.79)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $25.71         $28.73          $33.41         $33.58         $30.56          $27.20
====================================================================================================================================

Total Return**                                (10.52%)       (10.71%)          0.82%         17.95%         17.92%          31.42%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $925,873      $1,031,655     $1,166,634     $1,098,330        $833,174       $590,135

Ratio of Expenses to Average Net Assets***      0.60%+         0.60%           0.60%          0.60%          0.60%           0.61%

Ratio of Net Investment Income to Average
  Net Assets                                    1.15%+         1.05%           0.98%          0.99%          1.17%           1.39%

Portfolio Turnover Rate                         9.18%         20.76%          21.08%         20.13%         17.69%          20.39%

====================================================================================================================================

    *Based on average shares outstanding during year.

  ** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                               2002
(For a share outstanding throughout the period):(Unaudited)   2001            2000           1999           1998            1997
                                                --------------------------------------------------------------------------------

Net Asset Value, Beginning of Period          $20.70         $26.39          $25.59         $22.19         $18.85          $14.60
                                              ------         ------          ------         ------          ------         ------

  Income from Investment Operations

   Net Investment Income*                       0.01           0.02            0.02           0.02           0.06            0.07

   Net Realized and Unrealized Gain (Loss)     (4.92)         (2.37)           1.08           5.55           3.87            4.52
                                              ------         ------          ------         ------          ------         ------

  Total from Investment Operations             (4.91)         (2.35)           1.10           5.57           3.93            4.59
                                         -----------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income      --           (0.02)          (0.02)         (0.02)         (0.06)          (0.07)

   Distributions from Net Realized Gains         --           (3.32)          (0.28)         (2.15)         (0.53)          (0.27)
                                              ------         ------          ------         ------          ------         ------

  Total Distributions                            --           (3.34)          (0.30)         (2.17)         (0.59)          (0.34)
                                         -----------------------------------------------------------------------------------------

Net Asset Value, End of Period                $15.79         $20.70          $26.39         $25.59         $22.19          $18.85
====================================================================================================================================

Total Return**                                (23.70%)        (9.11%)          4.28%         25.19%         20.90%          31.57%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $679,326        $871,111       $924,899       $839,134        $630,373       $456,194

Ratio of Expenses to Average Net Assets***      0.80%+         0.80%           0.80%          0.80%          0.80%           0.82%

Ratio of Net Investment Income to Average
  Net Assets                                    0.09%+         0.10%           0.08%          0.10%          0.31%           0.70%

Portfolio Turnover Rate                        17.39%         27.59%          26.77%         38.38%         18.67%          17.06%

====================================================================================================================================

    *Based on average shares outstanding during year.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

  + Annualized.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                                  2002
(For a share outstanding throughout the period)(Unaudited)          2001             2000              19991
                                               -------------------------------------------------------------

Net Asset Value, Beginning of Period             $13.94            $13.77           $11.15            $10.00
                                                 ------            ------           ------            ------

  Income from Investment Operations

   Net Investment Income*                          0.03              0.05             0.03              0.03

   Net Realized and Unrealized Gain (Loss)        (0.48)             1.39             2.62              1.34
                                                 ------            ------           ------            ------

  Total from Investment Operations                (0.45)             1.44             2.65              1.37
                                           -------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.11)           (0.02)            (0.02)

   Distributions from Net Realized Gains            --              (1.16)           (0.01)            (0.20)
                                                 ------            ------           ------            ------

  Total Distributions                               --              (1.27)           (0.03)            (0.22)
                                           -------------------------------------------------------------------

Net Asset Value, End of Period                   $13.49            $13.94           $13.77            $11.15
=================================================================================================================

Total Return**                                    (3.23%)           11.16%           23.85%            13.68%
=================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)        $120,615          $105,414           $64,737          $26,479

Ratio of Expenses to Average Net Assets            1.01%+            1.01%            1.01%             1.00%+

Ratio of Net Investment Income to Average
  Net Assets                                       0.40%+            0.40%            0.24%             0.39%+

Portfolio Turnover Rate                           16.53%            41.94%           51.27%            35.55%

=================================================================================================================

   1 Commenced operations May 1, 1999.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                           MULTI-CAP GROWTH STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                                  2002
(For a share outstanding throughout the period)(Unaudited)          2001             20001
                                               -------------------------------------------

Net Asset Value, Beginning of Period              $6.24             $9.04           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income (Loss)*                  (0.01)            (0.00)2           0.01

   Net Realized and Unrealized Loss               (1.30)            (2.79)           (0.96)
                                                 ------            ------           ------

  Total from Investment Operations                (1.31)            (2.79)           (0.95)
                                           ---------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.00)2          (0.01)

   Return of Capital                                --              (0.01)             --
                                                 ------            ------           ------

  Total Distributions                               --              (0.01)           (0.01)
                                           ---------------------------------------------------

Net Asset Value, End of Period                    $4.93             $6.24            $9.04
==================================================================================================

Total Return**                                   (20.98%)          (30.89%)          (9.52%)
==================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $10,036           $13,923            $9,897

Ratio of Expenses to Average Net Assets            0.86%+            0.87%            0.91%+

Ratio of Net Investment Income (Loss) to
  Average Net Assets                              (0.25%)+          (0.07%)           0.52%+

Portfolio Turnover Rate                          134.94%           203.95%           46.57%

==================================================================================================

1 Commenced operations October 31, 2000.

2 Amount represents less than $(0.005) per share.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                                  2002
(For a share outstanding throughout the period)(Unaudited)          2001             20001
                                               -------------------------------------------

Net Asset Value, Beginning of Period              $7.89             $9.73           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income*                          0.07              0.07             0.01

   Net Realized and Unrealized Gain (Loss)         0.22             (1.86)           (0.27)
                                                 ------            ------           ------

  Total from Investment Operations                 0.29             (1.79)           (0.26)
                                            -------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.01)           (0.01)

   Return of Capital                                --              (0.04)             --
                                                 ------            ------           ------

  Total Distributions                               --              (0.05)           (0.01)
                                            -------------------------------------------------

Net Asset Value, End of Period                    $8.18             $7.89            $9.73
================================================================================================

Total Return**                                     3.63%           (18.46%)          (2.58%)
================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $21,088           $18,977           $19,828

Ratio of Expenses to Average Net Assets            1.21%+            1.22%            1.26%+

Ratio of Net Investment Income to Average
  Net Assets                                       1.75%+            0.78%            0.54%+

Portfolio Turnover Rate                           20.89%            46.73%            3.33%

================================================================================================

1 Commenced operations October 31, 2000.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                              Financial Highlights
         Six Months Ended June 30, 2002 and the Years Ended December 31



                                                  2002
(For a share outstanding throughout the period)(Unaudited)          2001             20001
                                               -------------------------------------------

Net Asset Value, Beginning of Period              $8.91             $9.96           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income*                          0.03              0.04             0.03

   Net Realized and Unrealized Loss               (0.67)            (1.06)           (0.04)
                                                 ------            ------           ------

  Total from Investment Operations                (0.64)            (1.02)           (0.01)
                                             -------------------------------------------------

  Distributions

   Distributions from Net Investment Income         --              (0.03)           (0.03)

   Return of Capital                                --              (0.00)2            --
                                                 ------            ------           ------

  Total Distributions                               --              (0.03)           (0.03)
                                             -------------------------------------------------

Net Asset Value, End of Period                    $8.27             $8.91            $9.96
================================================================================================

Total Return**                                    (7.23%)          (10.32%)          (0.17%)
================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $11,540           $11,488           $10,116

Ratio of Expenses to Average Net Assets            0.97%+            0.97%            1.01%+

Ratio of Net Investment Income to Average
  Net Assets                                       0.73%+            0.45%            1.57%+

Portfolio Turnover Rate                           16.85%            37.66%            3.18%

================================================================================================

1 Commenced operations October 31, 2000.

2 Amount represents less than $(0.005) per share.

    *Based on average shares outstanding during period.

  **These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

  + Annualized.

See accompanying notes to financial statements.

                    Notes to Financial Statements (Unaudited)

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 5); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2002, no Class C Shares have been issued.

     Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Emerging Growth Fund. The new name is the Multi-Cap Growth Stock Fund. The Investment Advisor has entered in to a Subadvisor agreement with Wellington Management Company, LLP for the management of the fund's investments.


(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     (a) Portfolio Valuation

         Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values;
         2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; 7) short-term investments having maturities of 60 days or less will be valued at the amortized cost. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

         Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

         Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses of the funds are prorated to the funds on the basis of relative net assets.

     (d) Repurchase Agreements

         Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, the funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Foreign Currency Transactions

         The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

         The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, International Stock, and Global Securities Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

         The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     (f) Forward Foreign Currency Exchange Contracts

         The High Income, Multi-Cap Growth Stock, International Stock and Global Securities Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

     (g) Futures Contracts

         The funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (h) Reclassification Adjustments

         Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all funds.

     (i) Share Valuation and Dividends to Shareholders

         The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 5), are accrued daily and reduce the net asset value per share.

         Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares. Dividends from the Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, International Stock Fund and Global Securities Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

         The funds use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

         Other Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Investment income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See "Change in Accounting Principles" note 3).

     (j) Federal Income Taxes

         Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is recorded.

     Distributions to Shareholders

     The tax character of distributions paid during the year ended December 31, 2001 was as follows:

                                         Ordinary Income          Long-Term Capital Gains          Return of Capital

     Money Market                          $4,638,564                            --                          --
     Bond                                  19,943,110                            --                   7,540,000
     High Income                            1,235,469                            --                          --
     Balanced                              23,960,874                    23,823,724                          --
     Growth and Income Stock               14,137,115                    24.670,082                     181,095
     Capital Appreciation Stock            16,388,725                   107,644,624                          --
     Mid-Cap Stock                          4,720,181                     2,836,534                          --
     Multi-Cap Growth Stock                       260                            --                       9,955
     International Stock                       16,136                            --                      93,071
     Global Securities                         27,771                            --                       3,239


     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:
                                     Ordinary Income     Long-Term Capital Gains

     Money Market                   $       --                            --
     Bond                                   --                            --
     High Income                         6,982                            --
     Balanced                               --                        11,099
     Growth and Income Stock                --                            --
     Capital Appreciation Stock         51,228                       220,041
     Mid-Cap Stock                     953,941                       990,383
     Multi-Cap Growth Stock                 --                            --
     International Stock                    --                            --
     Global Securities                      --                            --

     After October 31, 2001 the following funds had capital and currency losses in the respective amounts: High Income Fund $12,979 and $0, Multi-Cap Growth Stock Fund $0 and $442, International Stock Fund $650,031 and $10,052 and Global Securities Fund $23,241 and $0. For income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

     At December 31, 2001 the Bond Fund had capital loss carryovers of $241,434 and $7,577,224 expiring in 2007 and 2008, respectively. The High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund and Global Securities Fund had capital loss carryovers, expiring in 2009, of $454,251, $4,229,031, $1,565,839 and $816,242, respectively. The carryovers will expire as stated above unless they are offset by subsequent capital gains. To the extent the above mentioned funds realize future capital gains, taxable distributions will be reduced by any unused capital loss carryover.


(3)  Change in Accounting Principles

     As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Prior to the adoption of the provisions of the Guide, the Bond Fund and the Balanced Fund used the straight line method to amortize discount and premium. During the period, the Bond Fund and the Balanced Fund began amortization of discount and premium using the effective interest method as required by the Guide.

     The effect of this change for the six months ended June 30, 2002 has been determined not to be material with respect to these financial statements. As such, the impacts of the adjustments for the current year have not been reflected.

(4)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended June 30, 2002, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                     Purchases             Sales

     Bond                                $104,150,277         $101,516,604               $147,727,499        $113,563,482
     High Income                                   --                   --                 10,714,737           6,015,823
     Balanced                              73,131,379           85,870,888                170,337,104         128,205,455
     Growth and Income Stock                       --                   --                123,889,040          90,127,650
     Capital Appreciation Stock                    --                   --                160,749,197         151,741,654
     Mid-Cap Stock                                 --                   --                 40,785,364          21,242,613
     Multi-Cap Growth Stock                        --                   --                 16,368,904          17,062,201
     International Stock                           --                   --                  5,670,372           4,098,676
     Global Securities                             --                   --                  3,523,106           1,896,369

(5)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     High Income                                     0.75%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%
     Multi-Cap Growth Stock                          0.85%
     International Stock                             1.20%
     Global Securities                               0.95%

     Under this unified fee structure, the Investment Advisor is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Advisor has entered into subadvisor agreements for the management of the investments in the High Income Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, International Stock Fund and Global Securities Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for the Mid-Cap Stock Fund and the Multi-Cap Growth Fund is Wellington Management Company, LLP. The Subadvisor for the High Income Fund is Massachusetts Financial Services. The Subadvisor for the International Stock Fund is Lazard Asset Management. The Subadvisor for the Global Securities Fund is Oppenheimer Funds, Inc.

     In addition to the unified investment advisory fee and subadvisor agreements, each fund also pays certain expenses including trustees' fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended June 30, 2002, the Fund made no direct payments to its officers and paid trustees' fees of approximately $5,596 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(6)  Share Activity

     Transactions in Class Z Shares of each fund for the year ended December 31, 2001 and the six months ended June 30, 2002, were as follows:

                                    Money                              High                            Growth and          Capital
                                   Market            Bond             Income          Balanced        Income Stock      Appreciation
                                    Fund             Fund              Fund             Fund              Fund           Stock Fund

Shares outstanding at
     December 31, 2000          93,359,395        29,512,141        1,051,881        32,684,108       34,916,419        35,042,900
                                ----------         ---------        ---------         ---------        ---------         ---------

Shares sold                     98,602,702         6,816,357          698,525         2,742,849        1,360,244         2,197,769
Reinvestment dividend shares     4,638,564         2,653,296          129,959         2,556,555        1,337,682         5,693,982
Shares repurchased             (22,340,019)       (1,240,998)         (21,680)       (1,100,123)      (1,705,299)         (849,258)
                                ----------         ---------        ---------         ---------        ---------         ---------
Shares outstanding at
     December 31, 2001         174,260,642        37,740,796        1,858,685        36,883,389       35,909,046        42,085,393
                                ----------         ---------        ---------         ---------        ---------         ---------

Shares sold                     57,927,857         4,032,568          453,965         1,807,203          814,631         1,351,581
Reinvestment dividend shares     1,376,953                --               --                --               --                --
Shares repurchased             (40,135,894)         (942,947)         (20,882)         (432,750)        (706,680)         (423,376)
                                ----------         ---------        ---------         ---------        ---------         ---------
Shares outstanding at
     June 30, 2002             193,429,558        40,830,417        2,291,768        38,257,842       36,016,997        43,013,598
                                ==========         =========        =========         =========        =========         =========

                                  Mid-Cap          Multi-Cap     International        Global
                                   Stock          Growth Stock        Stock          Securities
                                   Fund              Fund             Fund             Fund

Shares outstanding at
     December 31, 2000           4,701,104         1,094,715        2,037,186         1,015,841
                                  --------         ---------        ---------         ---------

Shares sold                      2,429,248         1,169,710          356,367           276,073
Reinvestment dividend shares       567,792             1,379           13,290             3,651
Shares repurchased                (136,743)          (34,179)          (2,803)           (6,077)
                                  --------         ---------        ---------         ---------
Shares outstanding at
     December 31, 2001           7,561,401         2,231,625        2,404,040         1,289,488
                                 ---------         ---------        ---------         ---------

Shares sold                      1,573,825           628,517          185,030           115,533
Reinvestment dividend shares            --                --               --                --
Shares repurchased                (194,334)         (825,622)         (10,583)           (8,883)
                                 ---------         ---------        ---------         ---------
Shares outstanding at
     June 30, 2002               8,940,892         2,034,520        2,578,487         1,396,138
                                 =========         =========        =========         =========

(7)  Foreign Securities

     Each fund may invest in foreign securities, although only the High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund and Global Securities Fund anticipate having significant investments in such securities. The International Stock Fund, Global Securities Fund, High Income Fund and Multi-Cap Growth Stock Fund may invest 100%, 100%, 25% and 25%, respectively, of their assets in foreign securities. No fund will concentrate its investments in a particular foreign country.

     Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

(8)  Financial Instruments

     Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Multi-Cap Growth Stock Fund, High Income Fund, International Stock Fund and Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

  (9) Securities Lending

      The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At June 30, 2002, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral are included in the Statements of Operations, net of rebates and fees. The value of securities on loan at June 30, 2002 is as follows:
                                   Value of Securities on Loan
      Bond                                $30,716,069
      High Income                           3,295,893
      Balanced                             27,271,950
      Growth and Income Stock               5,302,473
      Capital Appreciation Stock            8,113,127
      Mid-Cap Stock                        23,567,156
      Multi-Cap Growth Stock                2,393,960
      International Stock                          --
      Global Securities                       378,279

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

(10)  Concentration of Risk

      The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

(11)  Capital Shares and Affiliated Ownership

      All capital shares outstanding at June 30, 2002 are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the funds by affiliates were as follows:

                                                CUNA Mutual                    CUNA Mutual                       CUMIS
      Fund                                Life Insurance Company            Insurance Society           Insurance Society, Inc.
      ----                                ----------------------            -----------------           -----------------------
      High Income                               $5,128,361                $           --                     $5,128,361
      Multi-Cap Growth Stock                     1,088,585                            --                             --
      International Stock                       16,469,272                            --                             --
      Global Securities                                 --                     4,155,497                      4,155,497

Trustees and Officers

                                                                                                         Number of
                                                                                                        Portfolios
                                    Position(s)                                                          Overseen       Other
       Name, Address and           Held with the    Length of          Principal Occupation During        in Fund      Outside
         Year of Birth                  Fund       Service(1)                Past Five Years              Complex   Directorships(5)
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Michael S. Daubs(2)(3)             Trustee and     1984 -      CUNA Mutual Insurance Society                19
5910 Mineral Point Road            President       Present     Chief Officer - Investments,
Madison, WI 53705                                              1990 - Present
Year of Birth: 1943                                            MEMBERS Capital Advisors, Inc.
                                                               President,
                                                               1982 - Present

                                                               CUNA Mutual Life Insurance Company
                                                               Chief Officer - Investments,
                                                               1973 - Present
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Lawrence R. Halverson(2)(4)        Trustee and     1988 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road            Vice President  Present     Senior Vice President - Equities
Madison, WI 53705                                              1996 - Present
Year of Birth: 1945
                                                               CUNA Brokerage Services, Inc.
                                                               President,
                                                               1996 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Mary E. Hoffmann(2)                Treasurer       1999 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road                            Present     Assistant Vice President - Product
Madison, WI  53705                                             Operations and Finance,
Year of Birth: 1970                                            2001 - Present
                                                               Product Operations and Finance Manager,
                                                               1998 - 2001

                                                               CUNA Mutual Insurance Society
                                                               Investment Accounting Supervisor,
                                                               1996 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Thomas J. Merfeld(2)               Secretary       1999 -      MEMBERS Capital Advisors, Inc.               10
5910 Mineral Point Road                            Present     Senior Vice President - Quantitative
Madison, WI  53705                                             Strategies, 1994 - Present
Year of Birth: 1957
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Dan Owens(2)                       Assistant       2001 -      MEMBERS Capital Advisors, Inc.               19
5910 Mineral Point Road            Treasurer       Present     Senior Manager - Portfolio Operations,
Madison, WI 53705                                              2001 - Present
Year of Birth: 1966                                            Investment Operations Manager,
                                                               1999 - 2001

                                                               AmerUS Capital Management
                                                               Manager, Investment Accounting -
                                                               Reporting, 1998 - 1999

                                                               AmerUs Life Holdings, Inc.
                                                               Senior Investment Accountant,
                                                               1994 - 1998
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Gwendolyn M. Boeke                 Trustee         1988 -      Evangelical Lutheran Church in America       19
2000 Heritage Way                                  Present     (Chicago, Illinois)
Waverly, IA 50677                                              Regional Director, ELCA Foundation,
Year of Birth: 1934                                            1990 - Present
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Alfred L. Disrud                   Trustee         1987 -      Planned Giving Services                      19
2000 Heritage Way                                  Present     (Waverly, Iowa)
Waverly, IA 50677                                              Owner, 1986 - Present
Year of Birth: 1921
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------
Thomas C. Watt                     Trustee         1986 -      Vision Development Services, Inc.            19      Wells   Fargo
2000 Heritage Way                                  Present     Consultant,                                          Bank,
Waverly, IA 50677                                              1997 - Present                                       Community
Year of Birth: 1936                                                                                                 Director,
                                                               MidAmerica Energy Company                            1985 -
                                                               (Waterloo, Iowa)                                     Present
                                                               Manager, Business Initiatives,
                                                               1987 - 1999
---------------------------------  --------------  ----------  ---------------------------------------  ----------  --------------

(1)  The board of trustees and officers of the Fund do not currently have term limitations.
(2)  "Interested person" as defined in the 1940 Act.
(3)  Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(4)  Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.
(5)  Include only directorships with companies that:
     (a)  have a class of securities registered with the SEC under the
          Securities Exchange Act, section 12; or
     (b)  are subject to the requirements of section 15(d) of the Securities
          Exchange Act; or
     (c)  are registered as an investment adviser.